PROSPECTUS                                       Rule 497(c) File No. 811-7588

                               THE CARDINAL FUND

     The Cardinal Fund (the "Fund") is a diversified investment fund of The Cardinal Group (the "Group"), an open-end, management investment company. The Trustees of the Group have divided the Fund's beneficial ownership into an unlimited number of transferable units called shares (the "Shares").

     The Fund's investment objectives are long-term growth of capital and income. Current income is a secondary objective. The Fund seeks to achieve its objectives through selective participation in the long-term progress of businesses and industries. The policy of the Fund is generally to invest in equity securities. There can be no assurance that the Fund's objectives will be achieved.

     THE SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, NOR ARE SUCH SHARES FEDERALLY INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
--------------------------------------------------------------------------------

   For further information regarding the Fund or for assistance in opening an account or redeeming Shares, please call (800) 282-9446 toll free.

   Inquiries may also be made by mail addressed to the Fund at its principal office:

                             155 East Broad Street
                              Columbus, Ohio 43215
--------------------------------------------------------------------------------

     The Prospectus relates only to The Cardinal Fund, currently one of six funds of the Group. Interested persons who wish to obtain prospectuses of Cardinal Government Obligations Fund, Cardinal Government Securities Money Market Fund, Cardinal Tax Exempt Money Market Fund, Cardinal Balanced Fund or Cardinal Aggressive Growth Fund should contact The Ohio Company. Additional information about the Fund, contained in a Statement Of Additional Information dated as of January 10, 1996, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. Such Statement is available upon request without charge from the Fund at the above address or by calling the phone number provided above.

     This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing in the Fund. This Prospectus should be retained for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION (THE "COMMISSION") NOR HAS THE COMMISSION
        PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

                               The Ohio Company

                The date of this Prospectus is January 10, 1996.

                             PROSPECTUS HIGHLIGHTS

INVESTMENT OBJECTIVES.........   The Fund seeks long-term growth of capital and
                                 income. Current income is a secondary
                                 objective. (See page 4.)

INVESTMENT POLICIES...........   The Fund generally invests in equity securities
                                 which are growth oriented. Current income, while a factor in portfolio selection, is secondary to the primary objective. (See pages
                                 4 and 5.)

DIVIDENDS.....................   Dividends and capital gains distributions are
                                 made with such frequency as the Group shall determine. Generally, dividends are declared quarterly and long-term capital gains, if any, are declared annually. Such dividends and distributions may be invested in additional
                                 Shares of the Fund at no charge. (See page 11.)

PURCHASES.....................   There is a minimum initial investment of $1,000
                                 with subsequent minimums of $50. (See page 8.)
                                 Purchases are made at the public offering price which is equal to net asset value per share plus a sales charge. This charge is equal to 4.50% of the public offering price (4.71% of net amount invested) reduced on investments of $100,000 or more (see page 8) and waived for certain purchasers for whom The Ohio Company serves as a trustee or investment adviser. (See page 9.)

REDEMPTIONS...................   Shares can be redeemed at net asset value per
                                 share without charge, if redeemed through the Fund's distributor, The Ohio Company. (See page
                                 11.)

INVESTMENT ADVISER AND
  MANAGER.....................   Cardinal Management Corp. (the "Adviser"), a
                                 wholly-owned subsidiary of The Ohio Company, is the Fund's investment adviser. The Adviser also serves as investment adviser for Cardinal
                                 Government Obligations Fund, Cardinal
                                 Government Securities Money Market Fund,
                                 Cardinal Tax Exempt Money Market Fund, Cardinal
                                 Balanced Fund and Cardinal Aggressive Growth
                                 Fund (collectively, with the Fund, the
                                 "Cardinal Funds"). (See page 16.)

RISK FACTORS AND
  SPECIAL CONSIDERATIONS......   An investment in a mutual fund such as the Fund
                                 involves a certain amount of risk and may not be suitable for all investors. Some investment policies of the Fund may entail certain risks.
                                 (See "WHAT ARE THE INVESTMENT OBJECTIVES AND
                                 POLICIES OF THE FUND? -- Risk Factors and
                                 Investment Techniques" on pages 5 through 7.)

                                   FEE TABLE


SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases (as a percentage of offering price).........  4.50%
ESTIMATED ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
  Management Fees.....................................................................   .60%
  12b-1 Fees After Fee Waiver(1)......................................................     0
  Other Expenses(2)...................................................................   .21
                                                                                        ----
          Total Fund Operating Expenses After Fee Waiver..............................   .81%
                                                                                            ====

EXAMPLE

                                                                                1 YEAR     3 YEARS
                                                                             ------     -------
You would pay the following expenses on a $1,000 investment, assuming (1)
  5% annual return and (2) redemption at the end of each time period:         $ 53        $70

---------------

(1) The Ohio Company, as the Fund's distributor, has agreed with the Group to waive all of its Rule 12b-1 fees until September 30, 1996. Absent such waiver, Rule 12b-1 Fees and Total Fund Operating Expenses would be 0.25% and 1.06%, respectively.

(2) "Other Expenses" are based upon estimated amounts for the current fiscal year.

     The purpose of the above table is to assist a potential purchaser of the Fund's Shares in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "WHO MANAGES MY INVESTMENT IN THE FUND?" for a more complete discussion of the shareholder transaction expenses and annual operating expenses of the Fund. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                            PERFORMANCE INFORMATION

     From time to time the Fund may advertise its average annual total return and cumulative return. SUCH RETURN FIGURES ARE BASED UPON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The average annual total return advertised by the Fund refers to the return generated by an investment in the Fund over certain specified periods since the establishment of the Fund. The average annual total return over a period equates the amount of an initial investment in the Fund to the amount redeemable at the end of that period assuming that any dividends and distributions earned by an investment in the Fund are immediately reinvested and the maximum applicable sales charge (currently 4.5%) is deducted from the initial investment at the time of investment. Such figure is then annualized. The cumulative return advertised refers to the total return on a hypothetical investment over the relevant period and equates the amount of an initial investment in the Fund to the amount redeemable at the end of that period assuming that any dividends and distributions are immediately reinvested and the maximum sales charge is deducted from the initial investment. If the sales charge were not deducted, the average annual total return and cumulative return advertised would be higher.

     Investors may also judge the performance of the Fund by comparing or referencing its performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc., and Standard & Poor's Corporation, and to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. and CDA Investment Technologies, Inc. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, The Columbus Dispatch, Business Week, U.S.A. Today and Consumer Reports. In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

                               WHAT IS THE FUND?

     The Fund is one separate diversified investment fund of the Group, which was organized on March 23, 1993, as an Ohio business trust. The Group is registered and operates as an open-end management investment company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund has been organized for the purpose of acquiring all of the assets and liabilities of The Cardinal Fund Inc. ("TCFI") to effect a reorganization of TCFI from a stand alone investment company to a separate series of the Group (the "Reorganization").

                       WHAT ARE THE INVESTMENT OBJECTIVES
                           AND POLICIES OF THE FUND?

IN GENERAL

     The investment objectives of the Fund are to achieve long-term growth of capital and income. Current income is a secondary objective. The Fund seeks to achieve its objectives through selective participation in the long-term progress of businesses and industries. The investment objectives with respect to the Fund are a fundamental policy and as such may not be changed without a vote of the holders of a majority of the outstanding Shares of the Fund (as defined below under "WHAT ARE MY RIGHTS AS A SHAREHOLDER?"). The Fund is not intended to provide a complete and balanced investment program for an investor. There can be no assurance that the investment objectives of the Fund will be achieved.

     The policy of the Fund is generally to invest in equity securities of companies which, in the opinion of the Adviser, are growth oriented. The securities purchased by the Fund are traded in either established over-the-counter markets or on national exchanges and are issued by companies having a market capitalization of at least $10 million. This policy of normally investing in equity securities believed to have a potential for long-term capital appreciation means that the assets of the Fund will generally be subject to greater risk than may be involved in securities which do not have such growth characteristics. It is recognized, however, that there may be times when, as a temporary, defensive measure, the Fund's equity position should be reduced. At such times, and otherwise for cash management purposes, the Fund may hold its assets in cash or invest its assets in investment grade debt securities, U.S. Government securities, securities of other investment companies, repurchase agreements and preferred stock.

RISK FACTORS AND INVESTMENT TECHNIQUES

     GENERAL. Like any investment program, an investment in the Fund entails certain risks. As a fund investing primarily in common stocks, the Fund is subject to stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods.

     The Fund may invest in put and call options and futures, as described below. Such instruments are considered to be derivatives. A derivative is generally defined as an instrument whose value is based upon, or derived from, some underlying index, reference rate (e.g., interest rates), security, commodity or other asset. The Fund will not invest more than 10% of its total assets in such derivatives at any one time.

     REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of the repurchase agreement, the Fund would acquire securities from a financial institution such as a well-established securities dealer or a bank which is a member of the Federal Reserve System which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees. At the time of purchase, the bank or securities dealer agrees to repurchase the underlying securities from the Fund at a specified time and price. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. The Fund will only enter into a repurchase agreement where
(i) the underlying securities are of the type which the Fund's investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund's custodian or a bank acting as agent. The Adviser will be responsible for continuously monitoring such requirements.

     FOREIGN SECURITIES. The Fund may also invest up to 25% of its net assets in foreign securities through the purchase of sponsored and unsponsored American Depositary Receipts ("ADRs"). Unsponsored ADRs may be less liquid than sponsored ADRs, and there may be less information available regarding the underlying foreign issuer for unsponsored ADRs. Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include trade balances and imbalances, and related economic policies, future adverse political, economic and social developments, the possible imposition of withholding taxes on interest income, possible seizure, nationalization, or expropriation of foreign investments or deposits, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. In addition, foreign issuers may be subject to different accounting, auditing, reporting, and recordkeeping standards than those applicable to U.S. domestic issuers, and securities markets in foreign countries may be structured differently from and may not be as liquid as the U.S. markets. The Fund will acquire securities issued by foreign issuers only when the Adviser believes that the risks associated with such investments are minimal.

     PUT AND CALL OPTIONS. Subject to its investment policies and for purposes of hedging against market risks related to its portfolio securities, the Fund may purchase put and call options on securities. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options. The Fund will purchase put options only on securities in which the Fund may otherwise invest. The Fund may also engage in writing call options from time to time as the Adviser deems appropriate. The Fund will write only covered call options (options on securities owned by the Fund). In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as the call option which the Fund previously has written. When a portfolio security subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Under normal market conditions, it is not expected that the underlying value of portfolio securities subject to such options would exceed 25% of the net assets of the Fund.

     The Fund, as part of its option transactions, also may purchase index put and call options and write index options. As with options on individual securities, the Fund will write only covered index call options. Through the writing or purchase of index options the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

     Price movements in securities which the Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. The Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

     FUTURES CONTRACTS. The Fund may also enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

     The Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

     The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

     Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed five percent of the Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

     Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities. The Fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

     INVESTMENT COMPANY SECURITIES. The Fund may also invest up to 10% of the value of its total assets in the securities of other investment companies subject to the limitations set forth in the 1940 Act. The Fund intends to invest in the securities of other investment companies which, in the opinion of the Adviser, will assist the Fund in achieving its investment objectives and in money market mutual funds for purposes of short-term cash management. The Fund's investment in such other investment companies may result in the duplication of fees and expenses, particularly investment advisory fees. For a further discussion of the limitations on the Fund's investments in other investment companies, see "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments -- Securities of Other Investment Companies" in the Fund's Statement of Additional Information.

INVESTMENT RESTRICTIONS

     The Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of the Fund (as defined below under "WHAT ARE MY RIGHTS AS A SHAREHOLDER?").

     The Fund will not:

          1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

          2. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities;
     (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

          3. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements or dollar roll agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing and except as permitted pursuant to an exemption from the 1940 Act. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements and dollar roll agreements) exceed 5% of its total assets.

          4. Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objectives and policies, make time deposits with financial institutions and enter into repurchase agreements.

     The following additional investment restriction may be changed without the vote of a majority of the outstanding Shares of the Fund.

     The Fund may not:

          1. Purchase or otherwise acquire any securities, if as a result, more than 15% of the Fund's net assets would be invested in securities that are illiquid.

                     HOW DO I PURCHASE SHARES OF THE FUND?

GENERAL

     The Fund's Shares may be purchased at the public offering price, as described below under "Public Offering Price," through The Ohio Company, principal underwriter of the Fund's Shares, at its address and telephone number set forth on the cover page of this Prospectus, and through other broker-dealers who are members of the National Association of Securities Dealers, Inc. and have sales agreements with The Ohio Company.

     Subsequent purchases of Shares of the Fund may be made by ACH processing as described under "WHAT OTHER SHAREHOLDER PROGRAMS ARE PROVIDED? -- ACH Processing" below. In addition, if an Account Information Form has previously been received by The Ohio Company, Shares may also be purchased by wiring funds to the Fund's custodian. Prior to wiring any such funds and to in order to ensure that wire orders are invested properly, you must call The Ohio Company to obtain the necessary instructions and information.

     The minimum initial investment for individuals is $1,000, except the initial investment for an applicant investing by means of the Automatic Investment Plan, as described below, must be at least $50. Subsequent investments must be in amounts of at least $50.

     The Group reserves the right to reject any order for the purchase of Shares in whole or in part. You will receive a confirmation of each new transaction in your account, which will also show the total number of Shares owned by you and the number of Shares being held in safekeeping by Cardinal Management Corp., as the Fund's transfer agent (the "Transfer Agent"), for your account. Certificates representing Shares will not be issued.

PUBLIC OFFERING PRICE

     The public offering price of Shares of the Fund is the net asset value per share (see "HOW IS NET ASSET VALUE CALCULATED?") next determined after receipt by The Ohio Company, its agents or broker-dealers with whom it has an agreement, of an order and payment, plus a sales charge as follows:

                                                         SALES CHARGE          AS A PERCENTAGE
                                                             AS A             OF OFFERING PRICE
                                                          PERCENTAGE        ---------------------
                      AMOUNT OF                           OF THE NET        SALES       DEALER'S
                  SINGLE TRANSACTION                    AMOUNT INVESTED     CHARGE     CONCESSION
------------------------------------------------------  ---------------     ------     ----------
Less than $100,000....................................        4.71%          4.50%        4.00%
$100,000 but less than $250,000.......................        3.63           3.50         3.00
$250,000 but less than $500,000.......................        2.56           2.50         2.00
$500,000 but less than $1,000,000.....................        1.52           1.50         1.00
$1,000,000 or more....................................        0.50           0.50         0.40

     (See "HOW IS NET ASSET VALUE CALCULATED?" for a description of the computation of net asset value per share.)

     The above charges on investments of $100,000 or more are applicable to purchases made at one time by an individual, or an individual, his spouse and their children not of legal age, or a trustee, guardian or other like fiduciary of certain single trust estates or certain single fiduciary accounts.

     No sales charge is imposed on purchases of Shares by (1) officers, trustees, and employees of the Group, (2) full-time employees of The Ohio Company or the Adviser who have been such for at least 90 days or by qualified retirement plans for such persons, or (3) accounts with respect to which The Ohio Company serves either as a trustee or as investment adviser.

     From time to time, The Ohio Company, from its own resources, may also provide additional compensation to securities dealers in connection with sales of shares of the Cardinal Funds. Such compensation will include financial assistance to securities dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Cardinal Funds and other dealer-sponsored programs or events. In some instances, this compensation may be made available only to certain securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Cardinal Funds. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Securities dealers may not use sales of the Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. In addition, The Ohio Company may make ongoing payments to brokerage firms, financial institutions (including banks) and others to facilitate the administration and servicing of shareholder accounts. None of the aforementioned additional compensation is paid for by the Fund or its shareholders.

AUTOMATIC INVESTMENT PLAN

     The Fund has made arrangements to enable you to make automatic monthly or quarterly investments, in the minimum amount of $50 per transaction, from your checking account. Assuming the cooperation of your financial institution, your checking account therein will be debited to purchase Shares of the Fund on the periodic basis you select. Confirmation of your purchase of Fund Shares will be provided by the Transfer Agent. The debit of your checking account will be reflected in the checking account statement you receive from your financial institution. Please contact The Ohio Company for the appropriate form.

                        MAY MY TAX SHELTERED RETIREMENT
                            PLAN INVEST IN THE FUND?

     Shares of the Fund qualify for purchase in connection with the following tax sheltered retirement plans:

     -- Individual retirement account ("IRAs") plans

     -- Simplified Employee Pension Plans

     -- 403(b)(7) Custodial Plans sponsored by certain tax-exempt employers

     -- Pension, profit-sharing and 401(k) plans qualifying under Section 401(a) of the Internal Revenue Code

                   HOW MAY I QUALIFY FOR QUANTITY DISCOUNTS?

LETTER OF INTENTION

     If you (including your spouse and children not of legal age) intend to purchase $100,000 or more of Shares of the Fund and of any other Cardinal Fund sold with a sales charge (a "Cardinal Load Fund") during any 13-month period you may sign a letter of intention to that effect obtained from The Ohio Company and pay the reduced sales charge applicable to the total amount of Shares to be so purchased. The 13-month period during which the Letter of Intention is in effect will begin on the date of the earliest purchase to be included. In addition, trustees, guardians or other like fiduciaries of single trust estates or certain single fiduciary accounts may take advantage of the quantity discounts pursuant to a letter of intention.

     A letter of intention is not a binding obligation upon you to purchase the full amount indicated. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the Shares actually purchased. If the full amount indicated is not purchased, such escrowed Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Shares, whether paid in cash or reinvested in additional Shares of the applicable Cardinal Load Fund, are not subject to escrow. The escrowed Shares will not be available for disposal by you until all purchases pursuant to the letter of intention have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. To the extent that you purchase more than the dollar amount indicated on the Letter of Intention and qualify for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be, as you instruct, either delivered to you in cash or used to purchase additional Shares of the Cardinal Load Fund designated by you subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. This program, however, may be modified or eliminated at any time or from time to time by the Group without notice.

CONCURRENT PURCHASES

     For purposes of qualifying for a lower sales charge, you have the privilege of combining "concurrent purchases" of Shares of the Fund and of one or more of the other Cardinal Load Funds. For example, if you concurrently purchase Shares of the Fund at the total public offering price of $50,000 and shares of another Cardinal Load Fund at the total public offering price of $50,000, the sales charge would be that applicable to a $100,000 purchase as shown in the table above. "Concurrent purchases," as described above, shall include the combined purchases of you, your spouse and your children not of legal age. To receive the applicable public offering price pursuant to this privilege, you must, at the time of purchase, give The Ohio Company sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Group without notice thereof.

RIGHTS OF ACCUMULATION

     After your initial purchase of Shares you may also be eligible to pay a reduced sales charge for your subsequent purchases of Shares where the total public offering price of Shares then being purchased plus the then aggregate current net asset value of Shares of the Fund and of shares of any Cardinal Load Fund held in your account equals $100,000 or more. You would be able to purchase Shares at the public offering price applicable to the total of (a) the total public offering price of the Shares of the Fund then being purchased plus (b) the then current net asset value of Shares of the Fund and of shares of any other Cardinal Load Fund held in your account. For purposes of determining the aggregate current net asset value of Shares held in your account, you may include Shares then owned by your spouse and children not of legal age.

     You may obtain additional information about the foregoing special purchase method from The Ohio Company. You are responsible for notifying The Ohio Company at the time of purchase when purchases may be accumulated to take advantage of the reduced sales charge. This program, however, may be modified or eliminated at any time or from time to time by the Group without notice thereof.

                       WHAT DISTRIBUTIONS WILL I RECEIVE?

     Dividends and distributions shall be made with such frequency (long term capital gains normally will be distributed only once annually) and in such amounts as the Group from time to time shall determine and from net income and net realized capital gains of the Fund. It is the policy of the Fund to distribute, at least annually, substantially all of its net investment income and to distribute annually any net realized capital gains. Unless a shareholder specifically requests otherwise in writing to the Transfer Agent, dividends and distributions will be made only in additional full and fractional Shares of the Fund and not in cash. Dividends are paid in cash not later than seven days after a shareholder's complete redemption of his Shares in the Fund.

     Shareholders may also elect to receive dividends and distributions in cash by using ACH processing as described under "WHAT OTHER SHAREHOLDER PROGRAMS ARE PROVIDED? -- ACH Processing" below.

                          HOW MAY I REDEEM MY SHARES?

     Investors may redeem Shares of the Fund on any Business Day at the net asset value per share next determined following receipt by the Transfer Agent, 215 East Capital Street, Columbus, Ohio 43215, of written or telephonic notice to redeem, as described more fully below. See "HOW IS NET ASSET VALUE CALCULATED?", below, for a description of when net asset value is determined.

     As requested, The Ohio Company, on behalf of a shareholder, will forward the foregoing notice to redeem to the Transfer Agent without charge. Other broker-dealers may assist a shareholder in redeeming his Shares and may charge a fee for such services.

     The Group will make payment for redeemed Shares as promptly as practicable but in no event more than seven days after receipt by the Transfer Agent of the foregoing notice. The Group reserves the right to delay payment for the redemption of Shares where such Shares were purchased with other than immediately available funds, but only until the purchase payment has cleared (which may take fifteen or more days from the date the purchase payment is received by the Fund). The purchase of Fund Shares by wire transfer of federal funds would avoid any such delay.

     The Group intends to pay cash for all Shares redeemed, but, under abnormal conditions which make payment in cash unwise, the Group may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

     The Group may suspend the right of redemption or may delay payment during any period the determination of net asset value is suspended. See "HOW IS NET ASSET VALUE CALCULATED?".

     Due to the high cost of maintaining accounts, the Group reserves the right to redeem, at net asset value, involuntarily Shares in any account at the then current net asset value if at any time redemptions (but not as a result of a decrease in the market price of such Shares or the deduction of any sales charge) have reduced a shareholder's total investment in the Fund to a net asset value below $500. A shareholder will be notified in writing that the value of Fund Shares in the account is less than $500 and allowed not less than 30 days to increase his investment in the Fund to $500 before the redemption is processed. Proceeds of redemptions so processed, including dividends declared to the date of redemption, will be promptly paid to the shareholder.

REDEMPTION BY MAIL

     Shareholders may redeem Shares of the Fund by submitting a written request therefor to the Transfer Agent, at 215 East Capital Street, Columbus, Ohio 43215. The Transfer Agent will request a signature guarantee by an eligible guarantor institution as described below. However, a signature guarantee will not be required if (1) the redemption check is payable to the shareholder(s) of record, and (2) the redemption check is mailed to the shareholder(s) at the address of record, provided, however, that the address of record has not been changed within the preceding 15 days. For purposes of this policy, an "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine or (2) it has reason to believe that the transaction would otherwise be improper.


REDEMPTION BY TELEPHONE


     Shareholders may redeem Shares of the Fund by calling the Group at the telephone number set forth on the front of this Prospectus. The Shareholder may direct that the redemption proceeds be mailed to the address of record.

     Neither the Group, the Fund nor its service providers will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with the Group's telephone redemption procedures, acting upon instructions reasonably believed to be genuine. The Group will employ procedures designed to provide reasonable assurances that instructions by telephone are genuine; if these procedures are not followed, the Group, the Fund or its service providers may be liable for any losses due to unauthorized or fraudulent instructions. These procedures may include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, and verification of account name and account number or tax identification number. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, shareholders may also redeem their Shares by mail as described above.

AUTOMATIC WITHDRAWAL

     Shareholders may elect to have the proceeds from redemptions of Shares transmitted to an authorized bank account at a Federal Reserve member bank through ACH processing as described under "WHAT OTHER SHAREHOLDER PROGRAMS ARE PROVIDED? -- ACH Processing" below.

SYSTEMATIC WITHDRAWAL PLAN

     If you are the owner of Shares of the Fund having a total value of $10,000 or more at the current net asset value, you may elect to redeem your Shares monthly or quarterly in amounts of $50 or more, pursuant to the Fund's Systematic Withdrawal Plan. Please contact The Ohio Company for the appropriate form.

                 WHAT OTHER SHAREHOLDER PROGRAMS ARE PROVIDED?

ACH PROCESSING

     The Fund offers ACH privileges. Investors may use ACH processing to make subsequent purchases, redeem Shares and/or electronically transfer distributions paid on Fund Shares, in addition to the other methods described in this Prospectus. ACH provides a method by which funds may be automatically transferred to or from an authorized bank account at a Federal Reserve member bank that is an ACH member. Please contact your representative if you are interested in ACH processing.

EXCHANGE PRIVILEGE

     Shareholders of the Fund may, provided the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized, exchange Shares of the Fund for shares of:

           Cardinal Aggressive Growth Fund,
           an equity fund seeking appreciation of
           capital (upon the payment of the applicable sales charge);

           Cardinal Balanced Fund,
           a fund seeking current income and
           long-term growth of both capital and
           income (upon the payment of the applicable sales charge);

           Cardinal Government Obligations Fund,
           a fund investing in securities issued
           or guaranteed by the U.S. Government
           (upon the payment of the applicable sales charge);

           Cardinal Government Securities Money Market Fund, a U.S. Government securities money market fund
           (without payment of any sales charge); or

           Cardinal Tax Exempt Money Market Fund,
           a tax-free money market fund
           (without payment of any sales charge).

     Notwithstanding the foregoing and subject to the limitations contained in the following paragraph, (i) exchanges by holders of Fund Shares, for whom the sales charge has been waived, for shares of a Cardinal Load Fund may be completed without the payment of a sales charge, and (ii) exchanges of Fund Shares by all other shareholders for shares of a Cardinal Load Fund may be completed upon the payment of a sales charge equal to the difference, if any, between the sales charge payable upon purchase of shares of such Cardinal Load Fund and the sales charge previously paid on the Fund Shares to be exchanged.

     The foregoing exchange privilege must be made by written or telephonic authorization. A shareholder should notify The Ohio Company of his desire to make an exchange, and The Ohio Company will furnish, as necessary, a prospectus and an application form to open the account. The Transfer Agent will require that any written authorization of an exchange include a signature guarantee as described above under "HOW MAY I REDEEM MY SHARES? -- Redemption by mail." However, a signature guarantee will not be required if the exchange is requested to be made within the same account or into an existing account of the shareholder held in the same name or names and in the same capacity as the account from which the exchange is to be made. Shareholders may also authorize an exchange of Shares of the Fund by telephone. Neither the Group, the Fund nor any of its service providers will be liable for any loss, damages, expense or cost arising out of any telephone exchange authorization to the extent and subject to the requirements set forth under "HOW MAY I REDEEM MY
SHARES? -- Redemption by telephone" above.

     For tax purposes, an exchange is treated as a redemption and a new purchase. However, a shareholder may not include any sales charge on Shares of the Fund for purposes of calculating the gain or loss realized upon an exchange of those Shares within 90 days of their purchase.

     The Group may, at any time, modify or terminate the foregoing exchange privilege. The Group, however, will give shareholders of the Fund 60 days' advance written notice of any such modification or termination.

                       HOW IS NET ASSET VALUE CALCULATED?

     The net asset value of the Fund is determined once daily as of 4:00 P.M. Eastern Time, on each Business Day. A "Business Day" is a day on which the New York Stock Exchange is open for business and any other day (other than a day on which no Shares of the Fund are tendered for redemption and no order to purchase any Shares of the Fund is received) during which there is a sufficient degree of trading in the Fund's portfolio securities that the net asset value might be materially affected by changes in the value of the portfolio securities. The net asset value per share of the Fund is computed by dividing the sum of the value of the Fund's portfolio securities plus any cash and other assets (including interest and dividends accrued but not received) minus all liabilities (including estimated accrued expenses) by the total number of Shares then outstanding.

     The net asset value per share will fluctuate as the value of the investment portfolio of the Fund changes.

     Portfolio securities which are traded on United States stock exchanges are valued at the last sale price on such an exchange as of the time of valuation on the day the securities are being valued. Securities traded in the over-the-counter market are valued at either the mean between the bid and ask prices or the last sale price as one or the other may be quoted by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") as of the time of valuation on the day the securities are being valued. The Group uses one or more pricing services to provide such market quotations. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Group.

     Determination of the net asset value may be suspended at times when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the Commission, (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings, (c) an emergency exists as a result of which disposal by the Group of portfolio securities owned by the Fund or valuation of net assets of the Fund is not reasonably practicable, or (d) the Commission has by order permitted such suspension.

                     DOES THE FUND PAY FEDERAL INCOME TAX?

     Each of the funds of the Group, including the Fund, is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Code for so long as such qualification is in the best interest of that fund's shareholders. Qualification as a regulated investment company under the Code requires, among other things, that the regulated investment company distribute to its shareholders at least 90% of its investment company taxable income. The Fund contemplates declaring as dividends 100% of the Fund's investment company taxable income (before deduction of dividends paid).

     A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, the Fund would be subject to a nondeductible excise tax equal to 4% of the deficiency.

                              WHAT ABOUT MY TAXES?

     It is expected that the Fund will distribute annually to shareholders all or substantially all of the Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for federal income tax purposes, even if paid in additional Shares of the Fund and not in cash. The dividends-received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends eligible for the dividends received deduction, if any, received by the Fund bear to its gross income.

     Distribution by the Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held the Shares. Such distributions are not eligible for the dividends-received deduction.

     If the net asset value of a Share is reduced below the shareholder's cost of that Share by the distribution of income or gain realized on the sale of securities, the distribution is a return of invested principal, although taxable as described above.

     Prior to purchasing Shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of Shares prior to the record date will have the effect of reducing the per share net asset value of the Shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to tax.

     Foreign taxes may be imposed on the Fund by foreign countries with respect to its income from foreign securities. Since less than 50% in value of the Fund's total assets at the end of its fiscal year are expected to be invested in stock or securities of foreign corporations, the Fund will not be entitled under the Code to pass through to its shareholders their pro rata share of the foreign taxes paid by the Fund. These taxes will be taken as a deduction by the Fund.

     The foregoing is intended only as a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders. Potential investors in the Fund are urged to consult their tax advisers concerning the application of federal, state and local taxes as such laws and regulations affect their own tax situation.

     The Transfer Agent will inform shareholders at least annually of the amount and nature of such income and capital gains.

                     WHO MANAGES MY INVESTMENT IN THE FUND?

     Except where shareholder action is required by law, all of the authority of the Group is exercised under the direction of the Group's Trustees, who are elected by the shareholders of the Group's funds and who are empowered to elect officers and contract with and provide for the compensation of agents, consultants and other professionals to assist and advise it in its day-to-day operations. The Group will be managed in accordance with its Declaration of Trust and the laws of Ohio governing business trusts.

     The Trustees of the Group receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of the Adviser or The Ohio Company receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. The Adviser receives fees from the Group for acting as investment adviser and manager and as dividend and transfer agent. The Ohio Company receives no fees under its Distribution Agreement with the Group but may retain all or a portion of the sales charge and may receive fees under the Distribution Plan discussed below.

INVESTMENT ADVISER AND MANAGER


     Cardinal Management Corp. (the "Adviser"), 155 East Broad Street, Columbus, Ohio 43215, a wholly owned subsidiary of The Ohio Company, is the investment adviser and manager of the Fund. The Adviser is also the investment adviser and manager of each of the other Cardinal Funds.


     The Ohio Company, an investment banking firm organized in 1925, is a member of the New York and Chicago Stock Exchanges, other regional stock exchanges and the National Association of Securities Dealers, Inc. Descendants of H.P. and R.F. Wolfe, deceased, and members of their families, through their possession of a majority of a voting stock, may be considered controlling persons of The Ohio Company. The Ohio Company serves as principal underwriter for each of the Cardinal Funds and for TCFI and serves as the investment adviser of TCFI.

     In its capacity as investment adviser, and subject to the ultimate authority of the Group's Board of Trustees, the Adviser, in accordance with the Fund's investment objectives and policies, manages the Fund, and makes decisions with respect to and places orders for all purchases and sales of its portfolio securities. Since December 22, 1995, John Bevilacqua has been primarily responsible for the day-to-day management of the portfolio of TCFI (the Fund's predecessor). It is expected that, upon consummation of the Reorganization, Mr. Bevilacqua will be the portfolio manager for the Fund. Mr. Bevilacqua has been a Vice President and Portfolio Manager for The Ohio Company since October, 1994. Prior thereto, and since February, 1984, Mr. Bevilacqua served as Second Vice President -- Investments for Midland Mutual Life Insurance Company, Columbus, Ohio. In addition, pursuant to the Investment Advisory Agreement, the Adviser generally assists in all aspects of the Fund's administration and operation.

     For the services provided and expenses assumed pursuant to its investment advisory agreement with the Group with respect to the Fund, the Adviser receives a fee from the Fund, computed daily and paid monthly at the annual rate of .60% of average net daily assets of the Fund. The Adviser may, however, periodically waive all or a portion of its advisory fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. The waiver of such fee will cause the return of the Fund to be higher than it would otherwise be in the absence of such a waiver.


DIVIDEND AND TRANSFER AGENT AND FUND ACCOUNTANT

     The Group has entered into a Transfer Agency and Fund Accounting Agreement with Cardinal Management Corp. (the "Transfer Agent"), 215 East Capital Street, Columbus, Ohio 43215, pursuant to which the Transfer Agent has agreed to act as the Fund's transfer agent and dividend disbursing agent. In consideration of such services, the Fund has agreed to pay the Transfer Agent an annual fee, paid monthly, equal to $18 per shareholder account plus out-of-pocket expenses. In addition, the Transfer Agent provides certain fund accounting services for the Fund. The Transfer Agent receives a fee from the Fund for such services equal to a fee computed daily and paid periodically at an annual rate of .03% of the Fund's average daily net assets.

DISTRIBUTOR


     The Group has entered into a Distributor's Contract with The Ohio Company, 155 East Broad Street, Columbus, Ohio 43215, pursuant to which Shares of the Fund will be offered continuously on a best efforts basis by The Ohio Company and dealers selected by The Ohio Company. H. Keith Allen is an officer and trustee of the Group and an officer and director of The Ohio Company. Frank W. Siegel is an officer and trustee of the Group and an officer of The Ohio Company. James M. Schrack II is an officer of both the Group and The Ohio Company.

EXPENSES

     The Adviser bears all expenses in connection with the performance of its services as investment adviser, manager, transfer agent and fund accountant other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. The Fund will bear the following expenses relating to its operations: organizational expenses, taxes, interest, any brokerage fees and commissions, fees and expenses of the Trustees of the Group, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to the Fund's current shareholders, outside auditing and legal expenses, advisory fees, fund accounting fees, fees and out-of-pocket expenses of the custodian and Transfer Agent, costs for independent pricing services, certain insurance premiums, costs of maintenance of the Group's existence, costs of shareholders' reports and meetings, distribution expenses incurred pursuant to the Distribution and Shareholder Service Plan described below, and any extraordinary expenses incurred in the Fund's operation.

DISTRIBUTION PLAN

     Pursuant to Rule 12b-1 under the 1940 Act, the Group has adopted a Distribution and Shareholder Service Plan (the "Plan"), under which the Fund is authorized to pay The Ohio Company, as the Fund's principal underwriter, a periodic amount calculated at an annual rate not to exceed twenty-five one-hundredths of one percent (.25%) of the average daily net asset value of the Fund. Such amount may be used by The Ohio Company to pay broker-dealers (including The Ohio Company), banks and other institutions (a "Participating Organization") for distribution and/or shareholder service assistance pursuant to an agreement between The Ohio Company and the Participating Organization or for distribution assistance and/or shareholder service provided by The Ohio Company pursuant to an agreement between The Ohio Company and the Group. Under the Plan, a Participating Organization may include The Ohio Company, its subsidiaries, and its affiliates. The Ohio Company may from time to time waive all or a portion of the fees payable to it pursuant to the Plan. Any such waiver will cause the total return of the Fund to be higher than it would otherwise be absent such a waiver.

     As authorized by the Plan, The Ohio Company has entered into a Rule 12b-1 Agreement with the Group pursuant to which The Ohio Company has agreed to provide certain shareholder services in connection with Shares of the Fund purchased and held by The Ohio Company for the accounts of its customers and Shares of the Fund purchased and held by customers of The Ohio Company directly, including, but not limited to, answering shareholder questions concerning the Fund, providing information to shareholders on their investments in the Fund and providing such personnel and communication equipment as is necessary and appropriate to accomplish such matters. In consideration of such services the Group has agreed to pay The Ohio Company a monthly fee, computed at the annual rate of .25% of the average aggregate net asset value of Shares held during the period in customer accounts for which The Ohio Company has provided services under this Agreement. Such fees paid by the Group will be borne solely by the Fund. Such fee may exceed the actual costs incurred by The Ohio Company in providing such services.

     In addition, The Ohio Company may enter into, from time to time, other Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain shareholder services such as those described above.

CUSTODIAN

     The Group has appointed The Fifth Third Bank ("Fifth Third") 38 Fountain Square Plaza, Cincinnati, Ohio 45263, as the Fund's custodian. In such capacity, Fifth Third will hold or arrange for the holding of all portfolio securities and other assets acquired and owned by the Fund.

                      WHAT ARE MY RIGHTS AS A SHAREHOLDER?

     The Group was organized as an Ohio business trust on March 23, 1993. The Group currently consists of six funds, each having its own class of shares. The other funds of the Group are Cardinal Balanced Fund, Cardinal Aggressive Growth Fund, Cardinal Government Obligations Fund, Cardinal Government Securities Money Market Fund and Cardinal Tax Exempt Money Market Fund. Each share represents an equal proportional interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared at the discretion of the Trustees.

     Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested, and will vote in the aggregate and not by series except as otherwise expressly required by law. For example, shareholders of the Fund will vote in the aggregate with other shareholders of the Group with respect to the election of trustees and ratification of the selection of independent accountants. However, shareholders of the Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of amendments to the Fund's investment advisory agreement, the Plan or any of the Fund's fundamental policies.

     Overall responsibility for the management of the Fund is vested in the Board of Trustees of the Group. See "WHO MANAGES MY INVESTMENT OF THE FUND?" Individual Trustees are elected by the shareholders of the Group and may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Group and Ohio law. See "ADDITIONAL INFORMATION -- Miscellaneous" in the Statement of Additional Information for further information.

     An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve the investment advisory agreement and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group does not intend to have an annual or special meeting.

     The Group has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group and that the Group will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

     As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a fund" means the consideration received by the fund upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Group not readily identified as belonging to a particular fund that are allocated to the fund by the Group's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Group as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Fund are conclusive.

     As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Fund present at a meeting at which the holders of more than 50% of the votes attributable to shareholders of record of the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Fund.

     Shareholders should direct all inquiries concerning such matters to the Transfer Agent in writing to 215 East Capital Street, Columbus, Ohio 43215, or by calling (800) 282-9446.

     Shareholders will receive unaudited semi-annual reports describing the investment operations of the Fund and annual financial reports audited by independent auditors.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                        Investment Adviser and Manager
                             Cardinal Management Corp.
                             155 East Broad Street
                             Columbus, Ohio 43215

                        Distributor
                             The Ohio Company
                             155 East Broad Street
                             Columbus, Ohio 43215

                        Transfer Agent and Dividend Paying Agent
                             Cardinal Management Corp.
                             215 East Capital Street
                             Columbus, Ohio 43215

                        Custodian
                             The Fifth Third Bank
                             38 Fountain Square Plaza
                             Cincinnati, Ohio 45263

                        Legal Counsel
                             Baker & Hostetler
                             65 East State Street
                             Columbus, Ohio 43215

                        Independent Auditors
                             KPMG Peat Marwick LLP
                             Two Nationwide Plaza
                             Columbus, Ohio 43215

------------------------------------------------------
------------------------------------------------------

           TABLE OF CONTENTS

                                        PAGE
                                        ----
PROSPECTUS HIGHLIGHTS.................    2
FEE TABLE.............................    3
PERFORMANCE INFORMATION...............    4
WHAT IS THE FUND?.....................    4
WHAT ARE THE INVESTMENT OBJECTIVES AND
  POLICIES OF THE FUND?...............    4
HOW DO I PURCHASE SHARES OF THE
  FUND?...............................    8
MAY MY TAX SHELTERED RETIREMENT PLAN
  INVEST IN THE FUND?.................    9
HOW MAY I QUALIFY FOR QUANTITY
  DISCOUNTS?..........................   10
WHAT DISTRIBUTIONS WILL I RECEIVE?....   11
HOW MAY I REDEEM MY SHARES?...........   11
WHAT OTHER SHAREHOLDER PROGRAMS ARE
  PROVIDED?...........................   12
HOW IS NET ASSET VALUE CALCULATED?....   14
DOES THE FUND PAY FEDERAL INCOME
  TAX?................................   14
WHAT ABOUT MY TAXES?..................   14
WHO MANAGES MY INVESTMENT IN THE
  FUND?...............................   15
WHAT ARE MY RIGHTS AS A
  SHAREHOLDER?........................   18

                            ------------------------

NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER, OR THE OHIO COMPANY. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE OHIO COMPANY TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

------------------------------------------------------
------------------------------------------------------



------------------------------------------------------
------------------------------------------------------

                The Ohio Company

                THE CARDINAL FUND
             ------------------------

                   PROSPECTUS

             ------------------------

                 January 10, 1996

------------------------------------------------------
------------------------------------------------------

PROSPECTUS                                         Rule 497(c) File No. 811-7588

                      CARDINAL GOVERNMENT OBLIGATIONS FUND

     Cardinal Government Obligations Fund (the "Fund") is a diversified investment fund of The Cardinal Group (the "Group"), an open-end, management investment company. The Trustees of the Group have divided the Fund's beneficial ownership into an unlimited number of transferable units called shares (the "Shares").

     The Fund's investment objectives are to maximize safety of capital and, consistent with such objective, earn the highest available current income obtainable from government securities. The current income earned from such government securities may not be as great as the current income earned on lower quality securities which have less liquidity and greater risk of nonpayment. There can be no assurance that the Fund's objectives will be achieved.

     THE SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, NOR ARE SUCH SHARES FEDERALLY INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
--------------------------------------------------------------------------------

   For further information regarding the Fund or for assistance in opening an account
           or redeeming Shares, please call (800) 282-9446 toll free.

   Inquiries may also be made by mail addressed to the Fund at its principal office:

                             155 East Broad Street
                              Columbus, Ohio 43215
--------------------------------------------------------------------------------

     The Prospectus relates only to Cardinal Government Obligations Fund, currently one of six funds of the Group. Interested persons who wish to obtain prospectuses of The Cardinal Fund, Cardinal Government Securities Money Market Fund, Cardinal Tax Exempt Money Market Fund, Cardinal Balanced Fund or Cardinal Aggressive Growth Fund should contact The Ohio Company. Additional information about the Fund, contained in a Statement Of Additional Information, dated as of January 10, 1996, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. Such Statement is available upon request without charge from the Fund at the above address or by calling the phone number provided above.


     This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing in the Fund. This Prospectus should be retained for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION (THE "COMMISSION") NOR HAS THE COMMISSION
        PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

                                The Ohio Company


                The date of this Prospectus is January 10, 1996.

                             PROSPECTUS HIGHLIGHTS

INVESTMENT OBJECTIVES.........   The Fund seeks to maximize safety of capital
                                 and, consistent with such objective, earn the highest available current income obtainable from government securities. (See page 5.)

INVESTMENT POLICIES...........   Under normal market conditions, the Fund
                                 invests substantially all but in no event less than 65% of its total assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured by securities of the U.S. Government. Under present market conditions, the Fund expects to invest a substantial amount of its portfolio in Ginnie
                                 Mae certificates. These investments entail certain risks. (See pages 5 and 6.)

CURRENT INCOME................   Dividends are declared daily and distributions
                                 are generally made monthly as the Fund shall determine. Long-term capital gains, if any, are distributed annually. (See page 13.)

PURCHASES.....................   There is a minimum initial investment of $1,000
                                 with subsequent minimums of $50. (See page 10.)
                                 Purchases are made at the public offering price which is equal to net asset value per share plus a sales charge. This charge is equal to 4.50% of the public offering price (4.71% of net amount invested) reduced on investments of $100,000 or more (see page 10) and waived for certain purchasers for whom The Ohio Company serves as a trustee or investment adviser. (See page 11.)

REDEMPTIONS...................   Shares can be redeemed at net asset value per
                                 share without charge, if redeemed through the Fund's distributor, The Ohio Company. (See page
                                 13.)

INVESTMENT ADVISER AND
  MANAGER.....................   Cardinal Management Corp. (the "Adviser"), a
                                 wholly-owned subsidiary of The Ohio Company, is the Fund's investment adviser. The Adviser also serves as investment adviser for The Cardinal
                                 Fund, Cardinal Government Securities Money
                                 Market Fund, Cardinal Tax Exempt Money Market
                                 Fund, Cardinal Balanced Fund and Cardinal
                                 Aggressive Growth Fund (collectively, with the
                                 Fund, the "Cardinal Funds"). (See page 17.)

RISK FACTORS AND SPECIAL
  CONSIDERATIONS..............   An investment in a mutual fund such as the Fund
                                 involves a certain amount of risk and may not be suitable for all investors. Some investment policies of the Fund may entail certain risks.
                                 (See "WHAT ARE THE INVESTMENT OBJECTIVES AND
                                 POLICIES OF THE FUND? -- Risk Factors and
                                 Investment Techniques" on pages 6 through 9.)

                                   FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases (as a percentage of offering price).........  4.50%
ESTIMATED ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
  Management Fees.....................................................................   .50%
  12b-1 Fees After Fee Waiver(1)......................................................     0
  Other Expenses(2)...................................................................   .24
                                                                                        ----
          Total Fund Operating Expenses After Fee Waiver..............................   .74%
                                                                                        ====

EXAMPLE

                                                                             1 YEAR     3 YEARS
                                                                             ------     -------
You would pay the following expenses on a $1,000 investment, assuming (1)
  5% annual return and (2) redemption at the end of each time period:          $52        $68

---------------
(1) The Ohio Company, as the Fund's distributor, has agreed with the Group to waive all of its Rule 12b-1 fees until September 30, 1996. Absent such waiver, Rule 12b-1 Fees and Total Fund Operating Expenses would be 0.25% and 0.99%, respectively.

(2) "Other Expenses" are based upon estimated amounts for the current fiscal year.

     The purpose of the above table is to assist a potential purchaser of the Fund's Shares in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "WHO MANAGES MY INVESTMENT IN THE FUND?" for a more complete discussion of the shareholder transaction expenses and annual operating expenses of the Fund. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                            PERFORMANCE INFORMATION

     From time to time the Fund may advertise its average annual total return, cumulative return and/or yield. SUCH RETURN AND YIELD FIGURES ARE BASED UPON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The average annual total return advertised by the Fund refers to the return generated by an investment in the Fund over certain specified periods since the establishment of the Fund. The average annual total return over a period equates the amount of an initial investment in the Fund to the amount redeemable at the end of that period assuming that any dividends and distributions earned by an investment in the Fund are immediately reinvested and the maximum applicable sales charge (currently 4.5%) is deducted from the initial investment at the time of investment. Such figure is then annualized. The cumulative return advertised refers to the total return on a hypothetical investment over the relevant period and equates the amount of an initial investment in the Fund to the amount redeemable at the end of that period assuming that any dividends and distributions are immediately reinvested and the maximum sales charge is deducted from the initial investment. Yield will be computed by dividing the Fund's net investment income per share earned during a recent one-month period by the Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. If the sales charge were not deducted, the average annual total return, cumulative return and yield advertised would be higher.

     In addition, from time to time the Fund may include in its sales literature and shareholder reports a quote of the current "distribution" rate for the Fund. A distribution rate is simply a measure of the level of dividends distributed for a specified period and is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. It differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of, such investments during a stated period. A distribution rate is, therefore, not intended to be a complete measure of performance. A distribution rate may sometimes be greater than yield since, for instance, it may include short-term and possibly long-term gains (which may be non-recurring), may not include the effect of amortization of bond premiums and does not reflect unrealized gains or losses.

     Investors may also judge the performance of the Fund by comparing or referencing its performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc., and Standard & Poor's Corporation, and to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. and CDA Investment Technologies, Inc. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, The Columbus Dispatch, Business Week, U.S.A. Today and Consumer Reports. In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

                               WHAT IS THE FUND?

     The Fund is one separate diversified investment fund of the Group, which was organized on March 23, 1993, as an Ohio business trust. The Group is registered and operates as an open-end management investment company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund has been organized for the purpose of acquiring all of the assets and liabilities of Cardinal Government Obligations Fund ("CGOF") to effect a reorganization of CGOF from a stand-alone investment company to a separate series of the Group (the "Reorganization").

     The Fund is designed for individuals, corporations, fiduciaries, and institutions who wish to invest for current income in a diversified, professionally managed portfolio of securities issued by the U.S. Government and securities directly guaranteed by the full faith and credit of the U.S.

Government -- without having to become involved in the detailed accounting and safekeeping procedures normally associated with direct investment in these securities.

                       WHAT ARE THE INVESTMENT OBJECTIVES
                           AND POLICIES OF THE FUND?

IN GENERAL

     The Fund's investment objectives are to maximize safety of capital and, consistent with such objective, earn the highest available current income obtainable from government securities. The current income earned from such government securities may not be as great as the current income earned on lower quality securities which have less liquidity and greater risk of nonpayment.

     The Fund's investment objectives are a fundamental policy of the Fund, which means that they may be changed only with the approval of a majority of the outstanding Shares of the Fund (as defined below under "WHAT ARE MY RIGHTS AS A SHAREHOLDER?). There can be no assurance that the investment objectives of the Fund will be achieved.

     Under normal market conditions, the Fund will invest substantially all, but in no event less than 65% of the value of its total assets, in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"). The Fund may also invest, under normal market conditions, in the fixed income instruments described below and in repurchase agreements. It may also engage in the options transactions described below.

     The Fund may, for daily cash management purposes, invest in high quality money market securities and in repurchase agreements. In addition, the Fund may invest, without limit, in any combination of U.S. Government Securities, money market securities and repurchase agreements when, in the opinion of the Adviser, it is determined that a temporary defensive position is warranted based upon current market conditions. The Fund may also invest in securities of other investment companies, as described more fully below.

     The types of U.S. Government Securities invested in by the Fund will include obligations issued by or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes, bonds and certificates of indebtedness, and obligations issued or guaranteed by the agencies or instrumentalities of the U.S. Government, but not supported by such full faith and credit. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("Ginnie Mae") and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

     Certain securities held by the Fund may have mortgage obligations backing such securities, including among others, conventional thirty year fixed rate mortgage obligations, graduated payment mortgage obligations, fifteen year mortgage obligations and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-through certificates purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through certificates purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount. Reinvestment of principal payments may occur at higher or lower rates than the original yield on such securities. Due to the prepayment feature and the need to reinvest payments and prepayments of principal at current rates, mortgage-related securities can be less effective than typical bonds of similar maturities at maintaining yields during periods of declining interest rates.

     Certain debt securities such as, but not limited to, mortgage backed securities, as well as other securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of calculating the Fund's weighted average portfolio maturity, the effective maturity of such securities will be used.

     Under present market conditions, the Fund expects to invest a substantial amount of its portfolio in Ginnie Mae certificates, which are mortgage-backed securities representing part ownership in a specific pool of mortgage loans insured by the Federal Housing Administration or Farmers Home Administration or guaranteed by the Veterans Administration. Should market or economic conditions warrant, this practice may be changed at the discretion of the Adviser. Ginnie Mae guarantees the timely payment of monthly installments of principal and interest on its certificates, when due, whether or not payments are received on the underlying mortgage loans, and the full faith and credit of the United States is pledged to the timely payment by Ginnie Mae of such principal and interest.

     Although the mortgage loans in the pool underlying a Ginnie Mae certificate will have maturities of up to thirty years, the actual average life of the Ginnie Mae certificates typically will be substantially less because the mortgage loans will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates and general economic conditions. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the Ginnie Mae certificates and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the Ginnie Mae certificates and extending the period of time over which income at the lower rates is received. Accordingly, it is not possible to accurately predict the average life of a particular pool. Standard practice is to treat Ginnie Mae certificates as having effective maturities of twelve years. Reinvestment of principal payments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest payments and prepayments of principal at current rates, Ginnie Mae certificates can be less effective than typical bonds of similar maturities at maintaining yields during periods of declining interest rates.

RISK FACTORS AND INVESTMENT TECHNIQUES

     GENERAL. Like any investment program, an investment in the Fund entails certain risks. The value of the Fund's portfolio securities, and therefore the Fund's net asset value per share, may increase or decrease due to various factors, principally changes in prevailing interest rates.

Generally, a rise in interest rates will result in a decrease in the Fund's net asset value per share, while a drop in interest rates will result in an increase in the Fund's net asset value per share.

     The Fund may invest in put and call options and futures, as described below. Such instruments are considered to be derivatives. A derivative is generally defined as an instrument whose value is based upon, or derived from, some underlying index, reference rate (e.g., interest rates), security, commodity or other asset. The Fund will not invest more than 10% of its total assets in such derivatives at any one time.

     REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of the repurchase agreement, the Fund would acquire securities from a financial institution such as a well-established securities dealer or a bank which is a member of the Federal Reserve System which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees. At the time of purchase, the bank or securities dealer agrees to repurchase the underlying securities from the Fund at a specified time and price. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. The Fund will only enter into a repurchase agreement where
(i) the underlying securities are of the type which the Fund's investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund's custodian or a bank acting as agent. The Adviser will be responsible for continuously monitoring such requirements.

     WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS. The Fund may also purchase securities on a when-issued or delayed-delivery basis. The Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. The Fund will not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase such securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

     The Fund's commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. In the event that its commitments to purchase when-issued securities ever exceed 25% of the value of its assets, the Fund's liquidity and the ability of the Adviser to manage it might be adversely affected.

     PUT AND CALL OPTIONS. Subject to its investment policies and for purposes of hedging against market risks related to its portfolio securities, the Fund may purchase put and call options on securities. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options. The Fund will purchase put options only on securities in which the Fund may otherwise invest. The Fund may also engage in writing call options from time to time as the Adviser deems appropriate. The Fund will write only covered call options (options on securities owned by the Fund). In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as the call option which the Fund previously has written. When a portfolio security subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Under normal market conditions, it is not expected that the underlying value of portfolio securities subject to such options would exceed 25% of the net assets of the Fund.

     The Fund, as part of its option transactions, also may purchase index put and call options and write index options. As with options on individual securities, the Fund will write only covered index call options. Through the writing or purchase of index options the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

     Price movements in securities which the Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. The Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

     FUTURES CONTRACTS. The Fund may also enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

     The Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

     The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

     Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed five percent of the Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

     Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities. The Fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

     INVESTMENT COMPANY SECURITIES. The Fund may also invest up to 10% of the value of its total assets in the securities of other investment companies subject to the limitations set forth in the 1940 Act. The Fund intends to invest in the securities of other investment companies which, in the opinion of the Adviser, will assist the Fund in achieving its objectives and in money market mutual funds for purposes of short-term cash management. The Fund's investment in such other investment companies may result in the duplication of fees and expenses, particularly investment advisory fees. For a further discussion of the limitations on the Fund's investments in other investment companies, see "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments -- Securities of Other Investment Companies" in the Fund's Statement of Additional Information.

INVESTMENT RESTRICTIONS

     The Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of the Fund (as defined below under "WHAT ARE MY RIGHTS AS A SHAREHOLDER?").

     The Fund will not:

          1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

          2. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities;
     (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

          3. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements or dollar roll agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing and except as permitted pursuant to an exemption from the 1940 Act. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements and dollar roll agreements) exceed 5% of its total assets.

          4. Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objectives and policies, make time deposits with financial institutions and enter into repurchase agreements.

     The following additional investment restriction may be changed without the vote of a majority of the outstanding Shares of the Fund. The Fund may not:

          1. Purchase or otherwise acquire any securities, if as a result, more than 15% of the Fund's net assets would be invested in securities that are illiquid.

                     HOW DO I PURCHASE SHARES OF THE FUND?

GENERAL

     The Fund's Shares may be purchased at the public offering price, as described below under "Public Offering Price," through The Ohio Company, principal underwriter of the Fund's Shares, at its address and telephone number set forth on the cover page of this Prospectus, and through other broker-dealers who are members of the National Association of Securities Dealers, Inc. and have sales agreements with The Ohio Company.

     Subsequent purchases of Shares of the Fund may be made by ACH processing as described under "WHAT OTHER SHAREHOLDER PROGRAMS ARE PROVIDED? -- ACH Processing" below. In addition, if an Account Information Form has previously been received by The Ohio Company, Shares may also be purchased by wiring funds to the Fund's custodian. Prior to wiring any such funds and to in order to ensure that wire orders are invested properly, you must call The Ohio Company to obtain the necessary instructions and information.

     The minimum initial investment for individuals is $1,000, except the initial investment for an applicant investing by means of the Automatic Investment Plan, as described below, must be at least $50. Subsequent investments must be in amounts of at least $50.

     The Group reserves the right to reject any order for the purchase of Shares in whole or in part. You will receive a confirmation of each new transaction in your account, which will also show the total number of Shares owned by you and the number of Shares being held in safekeeping by Cardinal Management Corp., as the Fund's transfer agent (the "Transfer Agent"), for your account. Certificates representing Shares will not be issued.

PUBLIC OFFERING PRICE

     The public offering price of Shares of the Fund is the net asset value per share (see "HOW IS NET ASSET VALUE CALCULATED?") next determined after receipt by The Ohio Company, its agents or broker-dealers with whom it has an agreement, of an order and payment, plus a sales charge as follows:

                                                         SALES CHARGE          AS A PERCENTAGE
                                                             AS A             OF OFFERING PRICE
                                                          PERCENTAGE        ---------------------
                      AMOUNT OF                           OF THE NET        SALES       DEALER'S
                  SINGLE TRANSACTION                    AMOUNT INVESTED     CHARGE     CONCESSION
------------------------------------------------------  ---------------     ------     ----------
Less than $100,000....................................        4.71%          4.50%        4.00%
$100,000 but less than $250,000.......................        3.63           3.50         3.00
$250,000 but less than $500,000.......................        2.56           2.50         2.00
$500,000 but less than $1,000,000.....................        1.52           1.50         1.00
$1,000,000 or more....................................        0.50           0.50         0.40

     (See "HOW IS NET ASSET VALUE CALCULATED?" for a description of the computation of net asset value per share.)

     The above charges on investments of $100,000 or more are applicable to purchases made at one time by an individual, or an individual, his spouse and their children not of legal age, or a trustee, guardian or other like fiduciary of certain single trust estates or certain single fiduciary accounts.

     No sales charge is imposed on purchases of Shares by (1) officers, trustees, and employees of the Group, (2) full-time employees of The Ohio Company or the Adviser who have been such for at least 90 days or by qualified retirement plans for such persons, or (3) accounts with respect to which The Ohio Company serves either as a trustee or as investment adviser.

     From time to time, The Ohio Company, from its own resources, may also provide additional compensation to securities dealers in connection with sales of Shares of the Cardinal Funds. Such compensation will include financial assistance to securities dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Cardinal Funds and other dealer-sponsored programs or events. In some instances, this compensation may be made available only to certain securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Cardinal Funds. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Securities dealers may not use sales of the Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. In addition, The Ohio Company may make ongoing payments to brokerage firms, financial institutions (including banks) and others to facilitate the administration and servicing of shareholder accounts. None of the aforementioned additional compensation is paid for by the Fund or its shareholders.

AUTOMATIC INVESTMENT PLAN

     The Fund has made arrangements to enable you to make automatic monthly or quarterly investments, in the minimum amount of $50 per transaction, from your checking account. Assuming the cooperation of your financial institution, your checking account therein will be debited to purchase Shares of the Fund on the periodic basis you select. Confirmation of your purchase of Fund Shares will be provided by the Transfer Agent. The debit of your checking account will be reflected in the checking account statement you receive from your financial institution. Please contact The Ohio Company for the appropriate form.

                        MAY MY TAX SHELTERED RETIREMENT
                            PLAN INVEST IN THE FUND?

     Shares of the Fund qualify for purchase in connection with the following tax sheltered retirement plans:

     -- Individual retirement account ("IRAs") plans

     -- Simplified Employee Pension Plans

     -- 403(b)(7) Custodial Plans sponsored by certain tax-exempt employers

     -- Pension, profit-sharing and 401(k) plans qualifying under Section 401(a) of the Internal Revenue Code

                   HOW MAY I QUALIFY FOR QUANTITY DISCOUNTS?

LETTER OF INTENTION

     If you (including your spouse and children not of legal age) intend to purchase $100,000 or more of Shares of the Fund and of any other Cardinal Fund sold with a sales charge (a "Cardinal Load Fund") during any 13-month period you may sign a letter of intention to that effect obtained from The Ohio Company and pay the reduced sales charge applicable to the total amount of Shares to be so purchased. The 13-month period during which the Letter of Intention is in effect will begin on the date of the earliest purchase to be included. In addition, trustees, guardians or other like fiduciaries of single trust estates or certain single fiduciary accounts may take advantage of the quantity discounts pursuant to a letter of intention.

     A letter of intention is not a binding obligation upon you to purchase the full amount indicated. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the Shares actually purchased. If the full amount indicated is not purchased, such escrowed Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Shares, whether paid in cash or reinvested in additional Shares of the applicable Cardinal Load Fund, are not subject to escrow. The escrowed Shares will not be available for disposal by you until all purchases pursuant to the letter of intention have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. To the extent that you purchase more than the dollar amount indicated on the Letter of Intention and qualify for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be, as you instruct, either delivered to you in cash or used to purchase additional Shares of the Cardinal Load Fund designated by you subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. This program, however, may be modified or eliminated at any time or from time to time by the Group without notice.

CONCURRENT PURCHASES

     For purposes of qualifying for a lower sales charge, you have the privilege of combining "concurrent purchases" of Shares of the Fund and of one or more of the other Cardinal Load Funds. For example, if you concurrently purchase Shares of the Fund at the total public offering price of $50,000 and shares of another Cardinal Load Fund at the total public offering price of $50,000, the sales charge would be that applicable to a $100,000 purchase as shown in the table above. "Concurrent purchases," as described above, shall include the combined purchases of you, your spouse and your children not of legal age. To receive the applicable public offering price pursuant to this privilege, you must, at the time of purchase, give The Ohio Company sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Group without notice thereof.

RIGHTS OF ACCUMULATION

     After your initial purchase of Shares you may also be eligible to pay a reduced sales charge for your subsequent purchases of Shares where the total public offering price of Shares then being purchased plus the then aggregate current net asset value of Shares of the Fund and of shares of any Cardinal Load Fund held in your account equals $100,000 or more. You would be able to purchase Shares at the public offering price applicable to the total of (a) the total public offering price of the Shares of the Fund then being purchased plus (b) the then current net asset value of Shares of the Fund and of shares of any other Cardinal Load Fund held in your account. For purposes of determining the aggregate current net asset value of Shares held in your account, you may include Shares then owned by your spouse and children not of legal age.

     You may obtain additional information about the foregoing special purchase method from The Ohio Company. You are responsible for notifying The Ohio Company at the time of purchase when purchases may be accumulated to take advantage of the reduced sales charge. This program, however, may be modified or eliminated at any time or from time to time by the Group without notice thereof.

                       WHAT DISTRIBUTIONS WILL I RECEIVE?

     A dividend consisting of net income is declared daily to Shareholders of the Fund at the close of business on the day of declaration, and such dividends are generally paid monthly. Dividends consisting of long-term capital gains normally will be distributed only once annually. Dividends and distributions will be paid only in additional Shares and not in cash; except, however, that for dividends and distributions of $10 or more, a shareholder may specifically request that such amounts be paid to him in cash. Dividends are paid in cash not later than seven days after a shareholder's complete redemption of his Shares in the Fund.

     Shareholders may also elect to receive dividends and distributions in cash by using ACH processing as described under "WHAT OTHER SHAREHOLDER PROGRAMS ARE PROVIDED? -- ACH Processing" below.

                          HOW MAY I REDEEM MY SHARES?

     Investors may redeem Shares of the Fund on any Business Day at the net asset value per share next determined following receipt by the Transfer Agent, 215 East Capital Street, Columbus, Ohio 43215, of written or telephonic notice to redeem, as described more fully below. See "HOW IS NET ASSET VALUE CALCULATED?", below, for a description of when net asset value is determined.

     As requested, The Ohio Company, on behalf of a shareholder, will forward the foregoing notice to redeem to the Transfer Agent without charge. Other broker-dealers may assist a shareholder in redeeming his Shares and may charge a fee for such services.

     The Group will make payment for redeemed Shares as promptly as practicable but in no event more than seven days after receipt by the Transfer Agent of the foregoing notice. The Group reserves the right to delay payment for the redemption of Shares where such Shares were purchased with other than immediately available funds, but only until the purchase payment has cleared (which may take fifteen or more days from the date the purchase payment is received by the Fund). The purchase of Fund Shares by wire transfer of federal funds would avoid any such delay.

     The Group intends to pay cash for all Shares redeemed, but, under abnormal conditions which make payment in cash unwise, the Group may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

     The Group may suspend the right of redemption or may delay payment during any period the determination of net asset value is suspended. See "HOW IS NET ASSET VALUE CALCULATED?".

     Due to the high cost of maintaining accounts, the Group reserves the right to redeem, at net asset value, involuntarily Shares in any account at the then current net asset value if at any time redemptions (but not as a result of a decrease in the market price of such Shares or the deduction of any sales charge) have reduced a shareholder's total investment in the Fund to a net asset value below $500. A shareholder will be notified in writing that the value of Fund Shares in the account is less than $500 and allowed not less than 30 days to increase his investment in the Fund to $500 before the redemption is processed. Proceeds of redemptions so processed, including dividends declared to the date of redemption, will be promptly paid to the shareholder.

REDEMPTION BY MAIL

     Shareholders may redeem Shares of the Fund by submitting a written request therefor to the Transfer Agent, at 215 East Capital Street, Columbus, Ohio 43215. The Transfer Agent will request a signature guarantee by an eligible guarantor institution as described below. However, a signature guarantee will not be required if (1) the redemption check is payable to the shareholder(s) of record, and (2) the redemption check is mailed to the shareholder(s) at the address of record, provided, however, that the address of record has not been changed within the preceding 15 days.

For purposes of this policy, an "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine or (2) it has reason to believe that the transaction would otherwise be improper.

REDEMPTION BY TELEPHONE

     Shareholders may redeem Shares of the Fund by calling the Group at the telephone number set forth on the front of this Prospectus. The Shareholder may direct that the redemption proceeds be mailed to the address of record.

     Neither the Group, the Fund nor its service providers will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with the Group's telephone redemption procedures, acting upon instructions reasonably believed to be genuine. The Group will employ procedures designed to provide reasonable assurances that instructions by telephone are genuine; if these procedures are not followed, the Group, the Fund or its service providers may be liable for any losses due to unauthorized or fraudulent instructions. These procedures may include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, and verification of account name and account number or tax identification number. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, shareholders may also redeem their Shares by mail as described above.

AUTOMATIC WITHDRAWAL

     Shareholders may elect to have the proceeds from redemptions of Shares transmitted to an authorized bank account at a Federal Reserve member bank through ACH processing as described under "WHAT OTHER SHAREHOLDER PROGRAMS ARE PROVIDED? -- ACH Processing" below.

SYSTEMATIC WITHDRAWAL PLAN

     If you are the owner of Shares of the Fund having a total value of $25,000 or more at the current net asset value, you may elect to redeem your Shares monthly or quarterly in amounts of $50 or more, pursuant to the Fund's Systematic Withdrawal Plan. Please contact The Ohio Company for the appropriate form.

                 WHAT OTHER SHAREHOLDER PROGRAMS ARE PROVIDED?

ACH PROCESSING

     The Fund offers ACH privileges. Investors may use ACH processing to make subsequent purchases, redeem Shares and/or electronically transfer distributions paid on Fund Shares, in addition to the other methods described in this Prospectus. ACH provides a method by which funds may be automatically transferred to or from an authorized bank account at a Federal Reserve member bank that is an ACH member. Please contact your representative if you are interested in ACH processing.

EXCHANGE PRIVILEGE

     Shareholders of the Fund may, provided the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized, exchange Shares of the Fund for shares of:

           Cardinal Aggressive Growth Fund,
           an equity fund seeking appreciation of
           capital (upon the payment of the applicable sales charge);

           Cardinal Balanced Fund,
           a fund seeking current income and
           long-term growth of both capital and
           income (upon the payment of the applicable sales charge);

           The Cardinal Fund,
           an equity fund seeking long-term growth
           of capital and income (upon the payment of the applicable sales charge);

           Cardinal Government Securities Money Market Fund, a U.S. Government securities money market fund
           (without payment of any sales charge); or

           Cardinal Tax Exempt Money Market Fund,
           a tax-free money market fund
           (without payment of any sales charge).

     Notwithstanding the foregoing and subject to the limitations contained in the following paragraph, (i) exchanges by holders of Fund Shares, for whom the sales charge has been waived, for shares of a Cardinal Load Fund may be completed without the payment of a sales charge, and (ii) exchanges of Fund Shares by all other shareholders for shares of a Cardinal Load Fund may be completed upon the payment of a sales charge equal to the difference, if any, between the sales charge payable upon purchase of shares of such Cardinal Load Fund and the sales charge previously paid on the Fund Shares to be exchanged.

     The foregoing exchange privilege must be made by written or telephonic authorization. A shareholder should notify The Ohio Company of his desire to make an exchange, and The Ohio Company will furnish, as necessary, a prospectus and an application form to open the account. The Transfer Agent will require that any written authorization of an exchange include a signature guarantee as described above under "HOW MAY I REDEEM MY SHARES? -- Redemption by mail." However, a signature guarantee will not be required if the exchange is requested to be made within the same account or into an existing account of the shareholder held in the same name or names and in the same capacity as the account from which the exchange is to be made. Shareholders may also authorize an exchange of Shares of the Fund by telephone. Neither the Group, the Fund nor any of its service providers will be liable for any loss, damages, expense or cost arising out of any telephone exchange authorization to the extent and subject to the requirements set forth under "HOW MAY I REDEEM MY
SHARES? -- Redemption by telephone" above.

     For tax purposes, an exchange is treated as a redemption and a new purchase. However, a shareholder may not include any sales charge on Shares of the Fund for purposes of calculating the gain or loss realized upon an exchange of those Shares within 90 days of their purchase.

     The Group may, at any time, modify or terminate the foregoing exchange privilege. The Group, however, will give shareholders of the Fund 60 days' advance written notice of any such modification or termination.

                       HOW IS NET ASSET VALUE CALCULATED?

     The net asset value of the Fund is determined once daily as of 4:00 P.M. Eastern Time, on each Business Day. A "Business Day" is a day on which the New York Stock Exchange is open for business and any other day (other than a day on which no Shares of the Fund are tendered for redemption and no order to purchase any Shares of the Fund is received) during which there is a sufficient degree of trading in the Fund's portfolio securities that the net asset value might be materially affected by changes in the value of the portfolio securities. The net asset value per share of the Fund is computed by dividing the sum of the value of the Fund's portfolio securities plus any cash and other assets (including interest and dividends accrued but not received) minus all liabilities (including estimated accrued expenses) by the total number of Shares then outstanding.

     The net asset value per share will fluctuate as the value of the investment portfolio of the Fund changes.

     Portfolio securities for which over-the-counter market quotations are readily available are valued at the bid price. The Fund uses one or more pricing services to provide such market quotations. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Group.

     Determination of the net asset value may be suspended at times when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the Commission, (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings, (c) an emergency exists as a result of which disposal by the Group of portfolio securities owned by the Fund or valuation of net assets of the Fund is not reasonably practicable, or (d) the Commission has by order permitted such suspension.

                     DOES THE FUND PAY FEDERAL INCOME TAX?

     Each of the funds of the Group, including the Fund, is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Code for so long as such qualification is in the best interest of that fund's shareholders. Qualification as a regulated investment company under the Code requires, among other things, that the regulated investment company distribute to its shareholders at least 90% of its investment company taxable income. The Fund contemplates declaring as dividends 100% of the Fund's investment company taxable income (before deduction of dividends paid).

     A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, the Fund would be subject to a nondeductible excise tax equal to 4% of the deficiency.

                              WHAT ABOUT MY TAXES?

     It is expected that the Fund will distribute annually to shareholders all or substantially all of the Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for federal income tax purposes, even if paid in additional Shares of the Fund and not in cash. Since all of the Fund's net investment income is expected to be derived from earned interest and short-term capital gains, it is anticipated that no part of any distribution will be eligible for the dividends-received deduction for corporations.

     Distribution by the Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held the Shares. Such distributions are not eligible for the dividends-received deduction.

     If the net asset value of a Share is reduced below the shareholder's cost of that Share by the distribution of income or gain realized on the sale of securities, the distribution is a return of invested principal, although taxable as described above.

     Prior to purchasing Shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of Shares prior to the record date will have the effect of reducing the per share net asset value of the Shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to tax.

     The foregoing is intended only as a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders. Potential investors in the Fund are urged to consult their tax advisers concerning the application of federal, state and local taxes as such laws and regulations affect their own tax situation.

     The Transfer Agent will inform shareholders at least annually of the amount and nature of such income and capital gains.

                     WHO MANAGES MY INVESTMENT IN THE FUND?

     Except where shareholder action is required by law, all of the authority of the Group is exercised under the direction of the Group's Trustees, who are elected by the shareholders of the Group's funds and who are empowered to elect officers and contract with and provide for the compensation of agents, consultants and other professionals to assist and advise it in its day-to-day operations. The Group will be managed in accordance with its Declaration of Trust and the laws of Ohio governing business trusts.

     The Trustees of the Group receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of the Adviser or The Ohio Company receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. The Adviser receives fees from the Group for acting as investment adviser and manager and as dividend and transfer agent. The Ohio Company receives no fees under its Distribution Agreement with the Group but may retain all or a portion of the sales charge and may receive fees under the Distribution Plan discussed below.


INVESTMENT ADVISER AND MANAGER

     Cardinal Management Corp. (the "Adviser"), 155 East Broad Street, Columbus, Ohio 43215, a wholly owned subsidiary of The Ohio Company, is the investment adviser and manager of the Fund. The Adviser is also the investment adviser and manager of each of the other Cardinal Funds and for CGOF.

     The Ohio Company, an investment banking firm organized in 1925, is a member of the New York and Chicago Stock Exchanges, other regional stock exchanges and the National Association of Securities Dealers, Inc. Descendants of H.P. and R.F. Wolfe, deceased, and members of their families, through their possession of a majority of a voting stock, may be considered controlling persons of The Ohio Company. The Ohio Company serves as principal underwriter for each of the Cardinal Funds and for CGOF.

     In its capacity as investment adviser, and subject to the ultimate authority of the Group's Board of Trustees, the Adviser, in accordance with the Fund's investment objectives and policies, manages the Fund, and makes decisions with respect to and places orders for all purchases and sales of its portfolio securities. Since the inception of CGOF (the Fund's predecessor), John R. Carle has been primarily responsible for the day-to-day management of CGOF's portfolio. It is expected that, upon consummation of the Reorganization, Mr. Carle will be the portfolio manager for the Fund. Mr. Carle has been a portfolio manager with the Adviser and/or The Ohio Company since 1971. In addition, pursuant to the Investment Advisory Agreement, the Adviser generally assists in all aspects of the Fund's administration and operation.

     For the services provided and expenses assumed pursuant to its investment advisory agreement with the Group with respect to the Fund, the Adviser receives a fee from the Fund, computed daily and paid monthly at the annual rate of .50% of average net daily assets of the Fund. The Adviser may, however, periodically waive all or a portion of its advisory fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. The waiver of such fee will cause the yield of the Fund to be higher than it would otherwise be in the absence of such a waiver.

DIVIDEND AND TRANSFER AGENT AND FUND ACCOUNTANT

     The Group has entered into a Transfer Agency and Fund Accounting Agreement with Cardinal Management Corp. (the "Transfer Agent"), 215 East Capital Street, Columbus, Ohio 43215, pursuant to which the Transfer Agent has agreed to act as the Fund's transfer agent and dividend disbursing agent. In consideration of such services, the Fund has agreed to pay the Transfer Agent an annual fee, paid monthly, equal to $21 per shareholder account plus out-of-pocket expenses. In addition, the Transfer Agent provides certain fund accounting services for the Fund. The Transfer Agent receives a fee from the Fund for such services equal to a fee computed daily and paid periodically at an annual rate of .03% of the Fund's average daily net assets.

DISTRIBUTOR

     The Group has entered into a Distributor's Contract with The Ohio Company, 155 East Broad Street, Columbus, Ohio 43215, pursuant to which Shares of the Fund will be offered continuously on a best efforts basis by The Ohio Company and dealers selected by The Ohio Company. H. Keith Allen is an officer and trustee of the Group and an officer and director of The Ohio Company. Frank W. Siegel is an officer and trustee of the Group and an officer of The Ohio Company. James M. Schrack II is an officer of both the Group and The Ohio Company.

EXPENSES

     The Adviser bears all expenses in connection with the performance of its services as investment adviser, manager, transfer agent and fund accountant other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. The Fund will bear the following expenses relating to its operations: organizational expenses, taxes, interest, any brokerage fees and commissions, fees and expenses of the Trustees of the Group, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to the Fund's current shareholders, outside auditing and legal expenses, advisory fees, fees and out-of-pocket expenses of the custodian and Transfer Agent, costs for independent pricing services, certain insurance premiums, costs of maintenance of the Group's existence, costs of shareholders' reports and meetings, distribution expenses incurred pursuant to the Distribution and Shareholder Service Plan described below, and any extraordinary expenses incurred in the Fund's operation.

DISTRIBUTION PLAN

     Pursuant to Rule 12b-1 under the 1940 Act, the Group has adopted a Distribution and Shareholder Service Plan (the "Plan"), under which the Fund is authorized to pay The Ohio Company, as the Fund's principal underwriter, a periodic amount calculated at an annual rate not to exceed twenty-five one-hundredths of one percent (.25%) of the average daily net asset value of the Fund. Such amount may be used by The Ohio Company to pay broker-dealers (including The Ohio Company), banks and other institutions (a "Participating Organization") for distribution and/or shareholder service assistance pursuant to an agreement between The Ohio Company and the Participating Organization or for distribution assistance and/or shareholder service provided by The Ohio Company pursuant to an agreement between The Ohio Company and the Group. Under the Plan, a Participating Organization may include The Ohio Company, its subsidiaries, and its affiliates. The Ohio Company may from time to time waive all or a portion of the fees payable to it pursuant to the Plan. Any such waiver will cause the total return and yield of the Fund to be higher than it would otherwise be absent such a waiver.

     As authorized by the Plan, The Ohio Company has entered into a Rule 12b-1 Agreement with the Group pursuant to which The Ohio Company has agreed to provide certain shareholder services in connection with Shares of the Fund purchased and held by The Ohio Company for the accounts of its customers and Shares of the Fund purchased and held by customers of The Ohio Company directly, including, but not limited to, answering shareholder questions concerning the Fund, providing information to shareholders on their investments in the Fund and providing such personnel and communication equipment as is necessary and appropriate to accomplish such matters. In consideration of such services the Group has agreed to pay The Ohio Company a monthly fee, computed at the annual rate of .25% of the average aggregate net asset value of Shares held during the period in customer accounts for which The Ohio Company has provided services under this Agreement. Such fees paid by the Group will be borne solely by the Fund. Such fee may exceed the actual costs incurred by The Ohio Company in providing such services.

     In addition, The Ohio Company may enter into, from time to time, other Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain Shareholder services such as those described above.

CUSTODIAN

     The Group has appointed The Fifth Third Bank ("Fifth Third") 38 Fountain Square Plaza, Cincinnati, Ohio 45263, as the Fund's custodian. In such capacity, Fifth Third will hold or arrange for the holding of all portfolio securities and other assets acquired and owned by the Fund.

                      WHAT ARE MY RIGHTS AS A SHAREHOLDER?

     The Group was organized as an Ohio business trust on March 23, 1993. The Group currently consists of six funds, each having its own class of shares. The other funds of the Group are Cardinal Balanced Fund, Cardinal Aggressive Growth Fund, The Cardinal Fund, Cardinal Government Securities Money Market Fund and Cardinal Tax Exempt Money Market Fund. Each share represents an equal proportional interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared at the discretion of the Trustees.

     Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested, and will vote in the aggregate and not by series except as otherwise expressly required by law. For example, shareholders of the Fund will vote in the aggregate with other shareholders of the Group with respect to the election of trustees and ratification of the selection of independent accountants. However, shareholders of the Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of amendments to the Fund's investment advisory agreement, the Plan or any of the Fund's fundamental policies.

     Overall responsibility for the management of the Fund is vested in the Board of Trustees of the Group. See "WHO MANAGES MY INVESTMENT OF THE FUND?" Individual Trustees are elected by the shareholders of the Group and may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Group and Ohio law. See "ADDITIONAL INFORMATION -- Miscellaneous" in the Statement of Additional Information for further information.

     An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve the investment advisory agreement and to satisfy certain other requirements.

     To the extent that such a meeting is not required, the Group does not intend to have an annual or special meeting.

     The Group has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group and that the Group will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

     As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a fund" means the consideration received by the fund upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Group not readily identified as belonging to a particular fund that are allocated to the fund by the Group's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Group as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Fund are conclusive.

     As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Fund present at a meeting at which the holders of more than 50% of the votes attributable to shareholders of record of the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Fund.

     Shareholders should direct all inquiries concerning such matters to the Transfer Agent in writing to 215 East Capital Street, Columbus, Ohio 43215, or by calling (800) 282-9446.

     Shareholders will receive unaudited semi-annual reports describing the investment operations of the Fund and annual financial reports audited by independent auditors.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                        Investment Adviser and Manager
                             Cardinal Management Corp.
                            155 East Broad Street
                            Columbus, Ohio 43215

                        Distributor
                             The Ohio Company
                            155 East Broad Street
                            Columbus, Ohio 43215

                        Transfer Agent and Dividend Paying Agent
                             Cardinal Management Corp.
                            215 East Capital Street
                            Columbus, Ohio 43215

                        Custodian
                             The Fifth Third Bank
                            38 Fountain Square Plaza
                            Cincinnati, Ohio 45263

                        Legal Counsel
                             Baker & Hostetler
                            65 East State Street
                            Columbus, Ohio 43215

                        Independent Auditors
                             KPMG Peat Marwick LLP
                            Two Nationwide Plaza
                            Columbus, Ohio 43215

------------------------------------------------------
------------------------------------------------------

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
PROSPECTUS HIGHLIGHTS..................   2
FEE TABLE..............................   3
PERFORMANCE INFORMATION................   4
WHAT IS THE FUND?......................   4
WHAT ARE THE INVESTMENT OBJECTIVES AND
  POLICIES OF THE FUND?................   5
HOW DO I PURCHASE SHARES OF THE
  FUND?................................  10
MAY MY TAX SHELTERED RETIREMENT PLAN
  INVEST IN THE FUND?..................  11
HOW MAY I QUALIFY FOR QUANTITY
  DISCOUNTS?...........................  11
WHAT DISTRIBUTIONS WILL I RECEIVE?.....  13
HOW MAY I REDEEM MY SHARES?............  13
WHAT OTHER SHAREHOLDER PROGRAMS ARE
  PROVIDED?............................  14
HOW IS NET ASSET VALUE CALCULATED?.....  15
DOES THE FUND PAY FEDERAL INCOME
  TAX?.................................  16
WHAT ABOUT MY TAXES?...................  16
WHO MANAGES MY INVESTMENT IN THE
  FUND?................................  17
WHAT ARE MY RIGHTS AS A SHAREHOLDER?...  19

                            ------------------------

NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER, OR THE OHIO COMPANY. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE OHIO COMPANY TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

------------------------------------------------------
------------------------------------------------------


------------------------------------------------------
------------------------------------------------------

                The Ohio Company

                    CARDINAL
                   GOVERNMENT
                 OBLIGATIONS FUND
             ------------------------

                   PROSPECTUS

             ------------------------

                JANUARY 10, 1996

------------------------------------------------------
------------------------------------------------------

PROSPECTUS                                         Rule 497(c) File No. 811-7588

                CARDINAL GOVERNMENT SECURITIES MONEY MARKET FUND

     Cardinal Government Securities Money Market Fund (the "Fund") is a diversified investment fund of The Cardinal Group (the "Group"), an open-end, management investment company. The Trustees of the Group have divided the Fund's beneficial ownership into an unlimited number of transferable units called shares (the "Shares").

     The Fund's investment objectives are maximizing current income while preserving capital and maintaining liquidity. The Fund seeks to attain its objectives by investing as fully as possible, but in no event less than 80% of its total assets, in U.S. Treasury bills, notes and bonds, other obligations issued or guaranteed by the United States, its agencies or instrumentalities, and repurchase agreements relating to such obligations. All obligations purchased by the Fund will mature, or be deemed to mature, in thirteen months or less. There can be no assurance that the Fund's objectives will be achieved.

     The Fund is designed for investors who desire current income that reflects prevailing interest rates for short-term investments together with a high degree of liquidity.

     THE SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, NOR ARE SUCH SHARES FEDERALLY INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE FUND INTENDS TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE, BUT THERE CAN BE NO ASSURANCE THAT NET ASSET VALUE WILL NOT VARY.

--------------------------------------------------------------------------------

  FOR FURTHER INFORMATION REGARDING THE FUND OR FOR ASSISTANCE IN OPENING AN
      ACCOUNT OR REDEEMING SHARES, PLEASE CALL (800) 282-9446 TOLL FREE.

  INQUIRIES MAY ALSO BE MADE BY MAIL ADDRESSED TO THE FUND AT ITS PRINCIPAL
                                   OFFICE:

                            155 EAST BROAD STREET
                              COLUMBUS, OHIO 43215
--------------------------------------------------------------------------------

     The Prospectus relates only to Cardinal Government Securities Money Market Fund, currently one of six funds of the Group. Interested persons who wish to obtain prospectuses of Cardinal Balanced Fund, Cardinal Aggressive Growth Fund, The Cardinal Fund, Cardinal Government Obligations Fund or Cardinal Tax Exempt Money Market Fund should contact The Ohio Company at the number above. Additional information about the Fund, contained in a Statement Of Additional Information dated January 10, 1996, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. Such Statement is available upon request without charge from the Fund at the above address or by calling the phone number provided above.




     This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing in the Fund. This Prospectus should be retained for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION (THE "COMMISSION") NOR HAS THE COMMISSION
        PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

                               The Ohio Company




               The date of this Prospectus is January 10, 1996.

                             PROSPECTUS HIGHLIGHTS

INVESTMENT OBJECTIVES.........   The Fund seeks to maximize current income while
                                 maintaining liquidity and preserving capital.
                                 (See page 3.)

INVESTMENT POLICIES...........   The Fund invests as fully as possible, but in
                                 no event less than 80% of its total assets, in short-term obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities, and repurchase agreements secured by such obligations. (See pages 3 and 4.)

CURRENT INCOME................   Dividends are generally credited daily and paid
                                 monthly. Such distributions are automatically reinvested in additional Shares of the Fund without charge. Dividends may also be received in cash. (See pages 8 and 9.)

LIQUIDITY.....................   Through the free check-writing privilege or
                                 telephone transfer, Shares may be redeemed on any Business Day at the net asset value without charge. (See page 11.)

PURCHASES.....................   There is a minimum initial investment of $1,000
                                 with subsequent minimums of $100. Such minimums may be waived under certain circumstances. (See page 6.)

INVESTMENT ADVISER............   Cardinal Management Corp. (the "Adviser"), a
                                 wholly-owned subsidiary of The Ohio Company, is the Fund's investment adviser. The Adviser also serves as investment adviser for The Cardinal
                                 Fund, Cardinal Government Obligations Fund,
                                 Cardinal Tax Exempt Money Market Fund, Cardinal
                                 Balanced Fund and Cardinal Aggressive Growth
                                 Fund (collectively, with the Fund, the
                                 "Cardinal Funds"). (See page 14.)

                                   FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases (as a percentage of offering price)..........    0%
ESTIMATED ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
  Management Fees......................................................................  .50%
  12b-1 Fees...........................................................................    0
  Other Expenses(1)....................................................................  .29
                                                                                         ---
          Total Fund Operating Expenses................................................  .79%
                                                                                         ===

EXAMPLE


                                                                             1 YEAR     3 YEARS
                                                                             ------     -------
You would pay the following expenses on a $1,000 investment, assuming (1)
  5% annual return and (2) redemption at the end of each time period:          $8         $25

---------------
(1) "Other Expenses" are based upon estimated amounts for the current fiscal year.

     The purpose of the above table is to assist a potential purchaser of the Fund's Shares in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "WHO MANAGES MY INVESTMENT IN THE FUND?" for a more complete discussion of the shareholder transaction expenses and annual operating expenses of the Fund. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                            PERFORMANCE INFORMATION

     From time to time the Fund may advertise its "yield" or "annualized yield" and its "effective yield". BOTH YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" or "annualized yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" or "annualized yield" because of the compounding effect of this assumed reinvestment.

     Investors may also judge the performance of the Fund by comparing or referencing its performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation and to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. and CDA Investment Technologies, Inc. Comparisons may also be made to indices or data published in Donoghue's MONEY FUND REPORT of Holliston, Massachusetts, a nationally recognized money market fund reporting service, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, The Columbus Dispatch, Business Week, Consumer Reports and U.S.A. Today. In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

                               WHAT IS THE FUND?

     The Fund is one separate diversified investment fund of the Group, which was organized on March 23, 1993, as an Ohio business trust. The Group is registered and operates as an open-end management investment company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund has been organized for the purpose of acquiring all of the assets and liabilities of Cardinal Government Securities Trust ("CGST") to effect a reorganization of CGST from a stand alone investment company to a series of the Group (the "Reorganization").

                       WHAT ARE THE INVESTMENT OBJECTIVES
                           AND POLICIES OF THE FUND?

IN GENERAL

     The investment objectives of the Fund are to maximize current income while preserving capital and maintaining liquidity. The investment objectives with respect to the Fund are a fundamental policy and as such may not be changed without a vote of the holders of a majority of the outstanding Shares of the Fund (as defined below under "WHAT ARE MY RIGHTS AS A SHAREHOLDER?"). There can be no assurance that the objectives of the Fund will be achieved.

     The Fund seeks to attain its investment objectives by investing as fully as possible, but in no event less than 80% of its total assets, in U.S. Treasury bills, notes and bonds, other obligations issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements relating to such obligations. The Fund will purchase only obligations which have, or are deemed to have, maturities, from the date of purchase, of thirteen months or less. Current income earned on such securities may not be as great as current income that could be earned on lower quality securities that have less liquidity and/or a greater risk of non-payment or securities that have a longer term.

     Notwithstanding any of the foregoing, the Fund, as a money market fund subject to Rule 2a-7 of the 1940 Act, must invest exclusively in United States dollar-denominated instruments which the Trustees of the Group and the Adviser determine present minimal credit risks and which at the time of acquisition are rated by one or more appropriate nationally recognized statistical rating organizations ("NRSROs") (e.g. Standard & Poor's Corporation and Moody's Investors Service, Inc.) in one of the two highest rating categories for short-term debt obligations or, if unrated, are of comparable quality. In addition, the dollar-weighted average maturity of the obligations in the Fund may not exceed 90 days.

     Subject to the foregoing limitations and in order to achieve its investment objectives, the Fund expects to invest in the following types of securities.

     Direct obligations issued by the U.S. Treasury include bills, notes and bonds which differ from each other only in interest rates, maturities and times of issuance: Treasury bills have maturities of one year or less; Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years.

     Examples of obligations issued by agencies or instrumentalities of the U.S. Government include, among others, securities issued by the General Services Administration, Federal Housing Administration, Farmers Home Administration, Government National Mortgage Association, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Mortgage Corporation, Central Bank for Cooperatives, Maritime Administration, The Tennessee Valley Authority, Washington, D.C. Armory Board, Export-Import Bank of the United States, the International Bank for Reconstruction and Development, Federal National Mortgage Association and Student Loan Marketing Association.

     Certain of such U.S. Government obligations may have variable or floating rates of interest. The Fund intends to invest in variable and floating rate instruments whose market value, upon reset of the interest rate, will approximate par value because their interest rates will be tied to short-term market rates. Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by U.S. Treasury guarantees; and others, such as those issued by Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury. In addition, some obligations of U.S. Government agencies or instrumentalities, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, and others, such as those issued by the Student Loan Marketing Association, are supported solely by the credit of the issuing agency or instrumentality itself. No assurance can be given that the U.S. Government will provide financial support to such U.S. Government sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. The Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

RISK FACTORS AND INVESTMENT TECHNIQUES

     REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of the repurchase agreement, the Fund would acquire securities from a financial institution such as a well-established securities dealer or a bank which is a member of the Federal Reserve System which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees. At the time of purchase, the bank or securities dealer agrees to repurchase the underlying securities from the Fund at a specified time and price. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. The Fund will only enter into a repurchase agreement where
(i) the underlying securities are of the type which the Fund's investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and

(iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund's custodian or a bank acting as agent. The Adviser will be responsible for continuously monitoring such requirements.

     INVESTMENT COMPANY SECURITIES. The Fund may also invest up to 10% of the value of its total assets in the securities of other investment companies subject to the limitations set forth in the 1940 Act. The Fund intends to invest in the securities of other money market mutual funds for purposes of short-term cash management. The Fund's investment in such other investment companies may result in the duplication of fees and expenses, particularly investment advisory fees. For a further discussion of the limitations on the Fund's investments in other investment companies, see "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments -- Securities of Other Investment Companies" in the Fund's Statement of Additional Information.

     WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS. The Fund may also purchase securities on a when-issued or delayed-delivery basis. The Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. The Fund will not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase such securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

     The Fund's commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. In the event that its commitments to purchase when-issued securities ever exceed 25% of the value of its assets, the Fund's liquidity and the ability of the Adviser to manage it might be adversely affected.

INVESTMENT RESTRICTIONS

     The Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of the Fund (as defined below under "WHAT ARE MY RIGHTS AS A SHAREHOLDER?").

     The Fund will not:

          1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

          2. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities;
     (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

          3. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements or dollar roll agreements for temporary purposes in amounts up to 10% of the value of the Fund's total assets at the time of such borrowing and except as permitted pursuant to an exemption from the 1940 Act. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements and dollar roll agreements) exceed 5% of its total assets.

          4. Make loans, other than by entering into repurchase agreements to the extent allowed herein and through the purchase of other obligations in accordance with its investment objective and policies.

     The following additional investment restriction may be changed without the vote of a majority of the outstanding Shares of the Fund.

     The Fund may not:

          1. Purchase otherwise acquire any securities, if as a result, more than 10% of the Fund's net assets would be invested in securities that are illiquid.

                     HOW DO I PURCHASE SHARES OF THE FUND?

GENERAL

     Shares of the Fund are sold on a continuing basis without a sales charge at the net asset value next determined after an order is received by The Ohio Company, 155 East Broad Street, Columbus, Ohio 43215, the Fund's principal underwriter, and federal funds (monies credited to a member bank's account in a Federal Reserve Bank) are received by The Ohio Company as hereinafter provided. The minimum initial investment for individuals is $1,000 and subsequent investments must be in amounts of at least $100. The Fund may, at its discretion, waive the subsequent investment minimum for purchases effected through the automatic reinvestment of distributions from unit investment trusts sponsored by The Ohio Company, and may waive both the initial and subsequent investment minimums for purchases effected with cash balances in brokerage accounts of customers of The Ohio Company. Institutions may place orders for any number of individual accounts with a minimum initial purchase of $1,000 for each individual account. Subsequent purchases may be made in minimum amounts of $100 for each individual account. Shares of the Fund may be purchased through a securities dealer, investment adviser, agent or other fiduciary which may charge a fee for its services in connection with the purchase. No sales charge is imposed by the Group or by The Ohio Company.

     Subsequent purchases of Shares of the Fund may be made by ACH processing as described under "WHAT OTHER SHAREHOLDER PROGRAMS ARE PROVIDED? -- ACH Processing" below. In addition, if an Account Information Form has previously been received by The Ohio Company, Shares may also be purchased by wiring funds to the Fund's custodian, as described below under "Purchase by Federal Funds Wire."

     All Shares purchased will be credited to shareholder accounts after receipt of an order and federal funds by The Ohio Company, at the net asset value next determined. The Fund currently determines net asset value and enters purchases and redemptions of its Shares as of 4:00 p.m. Eastern Time on each day that the New York Stock Exchange is open for business and on such other days on which there is a sufficient degree of trading in the Fund's portfolio securities that the Fund's net asset value might be materially affected by changes in the value of the portfolio securities

("Business Day"). If a properly completed order and federal funds (or other immediately available funds) are received at or prior to 12:00 noon Eastern Time on a Business Day, then the purchase will be entered as of 4:00 p.m. Eastern Time on that day and dividends will commence on that day. If either federal funds (or other immediately available funds) or the completed purchase order are received after 12:00 noon Eastern Time (but prior to 4:00 p.m. Eastern Time) Shares will be credited to the shareholder's account as of 4:00 p.m. Eastern Time on that day but will not earn dividends until the following day.

     The Group reserves the right to reject any order for the purchase of Shares in whole or in part. You will receive a confirmation of each new transaction in your account, which will also show the total number of Shares owned by you and the number of Shares being held in safekeeping by Cardinal Management Corp., the Fund's transfer agent (the "Transfer Agent"), for your account. Certificates representing Shares will not be issued.

     From time to time, The Ohio Company, from its own resources, may also provide additional compensation to securities dealers in connection with sales of shares of the Cardinal Funds. Such compensation will include financial assistance to securities dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Cardinal Funds and other dealer-sponsored programs or events. In some instances, this compensation may be made available only to certain securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Cardinal Funds. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Securities dealers may not use sales of the Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. In addition, The Ohio Company may make ongoing payments to brokerage firms, financial institutions (including banks) and others to facilitate the administration and servicing of shareholder accounts. None of the aforementioned additional compensation is paid for by the Fund or its shareholders.

PURCHASE BY FEDERAL FUNDS WIRE

     Investments in Shares of the Fund may be made by wire transfer of federal funds, avoiding delays of the mail and the normal check clearance process described below. An investor may telephone the Fund (800) 282-9446, toll free, prior to wire transfer of its investment to advise the Group of the investment and, if a new investor, to obtain an account number. If an investor does not telephone the Group for wire instructions and the investor's wire transfer does not include sufficient information, such purchase will be delayed until the proper information is received. An investor must instruct its bank to "wire transfer" the investment immediately to:

           The Huntington National Bank
           Account Number 01891688407
           Routing Number 044000024
           17 South High Street
           Columbus, Ohio 43215
           Attn: Cardinal Government Securities Fund
           [Include Fund Account Number and Name of Account Holder]

     Funds transmitted by wire will be invested in Shares of the Fund at the net asset value next computed after receipt thereof as described above under "General." A bank may charge for its services in effecting wire transfers of funds.

PURCHASE BY MAIL

     Investment in Shares of the Fund may be made by mail by sending a check or other negotiable bank draft payable to the order of "Cardinal Government Securities Money Market Fund" together with, in the case of an initial purchase, an Application Form to:

           Cardinal Government Securities Money Market Fund
           155 East Broad Street
           Columbus, Ohio 43215

     Money transmitted by check drawn on a member of the Federal Reserve System will normally be converted to federal funds and invested in Shares of the Fund within one Business Day following receipt by The Ohio Company. Checks drawn on non-member banks may take considerably longer. The Transfer Agent or the Group will attempt to notify the investor upon receipt of the latter type of check as to the possible delay and to arrange for a better means of transmittal of funds. THE GROUP STRONGLY RECOMMENDS THAT INVESTORS OF SUBSTANTIAL AMOUNTS USE FEDERAL FUNDS TO PURCHASE SHARES.

AUTOMATIC INVESTMENT PLAN

     The Fund has made arrangements to enable you to make automatic monthly or quarterly investments, in the minimum amount of $50 per transaction, from your checking account. Assuming the cooperation of your financial institution, your checking account therein will be debited to purchase Shares of the Fund on the periodic basis you select. Confirmation of your purchase of Fund Shares will be provided by the Transfer Agent. The debit of your checking account will be reflected in the checking account statement you receive from your financial institution. Please contact The Ohio Company for the appropriate form.

                        MAY MY TAX SHELTERED RETIREMENT
                            PLAN INVEST IN THE FUND?

     Shares of the Fund qualify for purchase in connection with the following tax sheltered retirement plans:

     -- Individual retirement account ("IRAs") plans

     -- Simplified Employee Pension Plans

     -- 403(b)(7) Custodial Plans sponsored by certain tax-exempt employers

     -- Pension, profit-sharing and 401(k) plans qualifying under Section 401(a) of the Internal Revenue Code

                       WHAT DISTRIBUTIONS WILL I RECEIVE?

     The Fund's net income is declared as a dividend and accrued on each Business Day immediately prior to the determination of the Fund's net asset value at 4:00 p.m. Eastern Time. Net investment income (from the time of the immediately preceding declaration) consists of interest accrued on the portfolio of the Fund (including accrued discount earned and premium amortized), plus realized net short-term capital gains (losses) due to portfolio transactions (if any), less the accrued expenses of the Fund applicable to that dividend period. The Fund does not expect to realize any long-term capital gains due to its policy of investing in securities maturing in 13 months or less.

     All dividends of net income are credited to each shareholder's account daily and automatically reinvested in additional Shares of the Fund at the net asset value on the last Business Day of each month. Shareholders, however, may elect to receive monthly the dividends of $10 or more declared on their Shares in cash by checking the appropriate box on the Account Information Form or by otherwise notifying the Transfer Agent in writing. In addition, investors may obtain cash at any time without charge by redeeming Shares at net asset value. If the entire account of a shareholder is withdrawn, all dividends accrued to the time of withdrawal will be paid at that time.

     Shareholders may also elect to receive dividends and distributions in cash by using ACH processing as described under "WHAT OTHER SHAREHOLDER PROGRAMS ARE PROVIDED? -- ACH Processing" below.

     Should the Fund incur or anticipate any extraordinary expense, loss or depreciation which would adversely affect its net asset value per share or income for a particular period, the Trustees would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of the then-prevailing circumstances. For example, if the Fund's net asset value per share were reduced, or expected to be reduced, below $1.00, the Trustees might suspend further dividend accruals until the net asset value returned to $1.00. Thus, extraordinary expenses, losses or depreciation may result in no dividends being accrued for the period during which an investor holds Shares as well as a redemption price lower than the purchase price for such Shares.

                          HOW MAY I REDEEM MY SHARES?

     Investors may redeem Shares of the Fund on any Business Day at the net asset value per share next determined following receipt by the Transfer Agent, 215 East Capital Street, Columbus, Ohio 43215, of a written or telephonic notice to redeem, or by check, each as more fully described below. See "HOW IS NET ASSET VALUE CALCULATED?" below, for a description of when net asset value is determined.

     As requested, The Ohio Company, on behalf of a shareholder, will forward the foregoing notice to redeem to the Transfer Agent without charge. Other broker-dealers may assist a shareholder in redeeming his Shares and may charge a fee for such services.

     Proceeds of redemption requests received by the Transfer Agent in proper form before (1) 4:00 p.m. Eastern Time for shareholders who are customers of The Ohio Company and who have submitted their redemption request through their broker at The Ohio Company or (2) 12:00 noon Eastern Time for all other redemption requests, will be sent by mail on the next Business Day or, if the expedited redemption option is available, by federal funds wire on the next Business Day for use on that day.

     The Group reserves the right to delay payment for the redemption of Shares where such Shares were purchased with other than immediately available funds, but only until the purchase payment has cleared (which may take fifteen or more days from the date the purchase payment is received by the Fund). The purchase of Fund Shares by wire transfer of federal funds would avoid any such delay.

     The Group may suspend the right of redemption or may delay payment during any period the determination of net asset value is suspended. See "HOW IS NET ASSET VALUE CALCULATED?".

     Due to the high cost of maintaining accounts, the Group reserves the right to redeem involuntarily Shares in any account at the then current net asset value if at any time redemptions have reduced a shareholder's total investment in the Fund to a net asset value below $500. A shareholder will be notified in writing that the value of Fund Shares in the account is less than $500 and allowed not less than 30 days to increase his investment in the Fund to $500 before the redemption is processed. Proceeds of redemptions so processed, including dividends declared to the date of redemption, will be promptly paid to the shareholder.

REDEMPTION BY MAIL

     Shareholders may redeem Shares of the Fund by submitting a written request therefor to the Transfer Agent, at 215 East Capital Street, Columbus, Ohio 43215. The Transfer Agent will request a signature guarantee by an eligible guarantor institution as described below. However, a signature guarantee will not be required if (1) the redemption check is payable to the shareholder(s) of record, and (2) the redemption check is mailed to the shareholder(s) at the address of record, provided, however, that the address of record has not been changed within the preceding 15 days. For purposes of this policy, an "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine or (2) it has reason to believe that the transaction would otherwise be improper.


REDEMPTION BY TELEPHONE


     Shareholders may redeem Shares of the Fund by calling the Group at the telephone number set forth on the front of this Prospectus. The Shareholder may direct that the redemption proceeds be mailed to the address of record.

     Neither the Group, the Fund nor its service providers will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with the Group's telephone redemption procedures, acting upon instructions reasonably believed to be genuine. The Group will employ procedures designed to provide reasonable assurances that instructions by telephone are genuine; if these procedures are not followed, the Group, the Fund or its service providers may be liable for any losses due to unauthorized or fraudulent instructions. These procedures may include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, and verification of account name and account number or tax identification number. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, shareholders may also redeem their Shares by mail as described above.

EXPEDITED REDEMPTION

     Any investor may elect to use the expedited redemption procedure by designating on the Account Information Form submitted at the time of initial investment the name of a commercial bank and account number to receive proceeds of redemption. If this election is made, requests for redemption may be made by mail or by telephone as described above.

     An investor may elect to have redemption proceeds sent by federal funds wire to the designated U.S. bank account if the proceeds are $1,000 or more. Otherwise, proceeds will be sent by mail. No signature guarantee will be required of investors electing this procedure. Requests to change bank or account designations may only be made in writing to the Fund with the type of signature guarantee and other documentation specified under "Redemption by Mail" above. To participate in this procedure, an investor must complete the expedited redemption portion of the Account Information Form or notify the Fund at any time after making an initial investment.

     An investor may also elect to have redemption proceeds sent by federal funds wire to The Ohio Company, the Fund's distributor, if the proceeds are $500 or more. If the investor elects to have federal funds so wired, the investor may pick up a check at The Ohio Company's main office at 155 East Broad Street, Columbus, Ohio or The Ohio Company will mail a check to the investor's address of record. The Fund may, at its discretion, waive the minimum redemption requirement for redemptions effected to cover debit balances in brokerage accounts of customers of The Ohio Company.

AUTOMATIC WITHDRAWAL

     Shareholders may elect to have the proceeds from redemptions of Shares transmitted to an authorized bank account at a Federal Reserve member bank through ACH processing as described under "WHAT OTHER SHAREHOLDER PROGRAMS ARE PROVIDED? -- ACH Processing" below.

SYSTEMATIC WITHDRAWAL PLAN

     As a shareholder, you may elect to redeem your Shares monthly or quarterly in amounts of $50 or more, pursuant to the Fund's Systematic Withdrawal Plan. Please contact The Ohio Company for the appropriate form.

CHECK-WRITING REDEMPTION PROCEDURE

     The Transfer Agent will provide any shareholder who so requests with a supply of checks, imprinted with the shareholder's name, which may be drawn against the Fund's account maintained by The Fifth Third Bank (the "Bank"), for redemption of Fund Shares. These checks may be made payable to the order of any person in any amount not less than $250. To participate in this procedure, an investor must complete the Check-Writing Redemption Form available from the Transfer Agent. When a check is presented to the Bank for payment, the Transfer Agent (as your agent) will cause the Fund to redeem sufficient Shares in your account to cover the amount of the check. Shares continue earning daily dividends until the day on which the check is presented to the Bank for payment. Cancelled checks will be returned to you. Due to the delay caused by the requirement that redemptions be priced at the next computed net asset value, the Bank will only accept for payment checks presented through normal bank clearing channels. Shareholders should not attempt to withdraw the full amount of an account or to close out an account by using this procedure.

     No charge will be made to a shareholder for participation in the check-writing redemption procedure or for the clearance of any checks. However, charges for copies ($5 each), returned checks ($15 each) and returned items of deposit ($15 each) will be deducted from a shareholder's account.

     In order to stop payment on a check, the shareholder must notify the Fund in writing before the check has been presented to the Bank for payment. A charge of $15 will be deducted from the shareholder's account for each stop payment order.

                 WHAT OTHER SHAREHOLDER PROGRAMS ARE PROVIDED?

ACH PROCESSING

     The Fund offers ACH privileges. Investors may use ACH processing to make subsequent purchases, redeem Shares and/or electronically transfer distributions paid on Fund Shares, in addition to the other methods described in this Prospectus. ACH provides a method by which funds may be automatically transferred to or from an authorized bank account at a Federal Reserve member bank that is an ACH member. Please contact your representative if you are interested in ACH processing.

EXCHANGE PRIVILEGE

     Shareholders of the Fund may, provided the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized, exchange Shares of the Fund for shares of:

           Cardinal Aggressive Growth Fund,
           an equity fund seeking appreciation of
           capital (upon the payment of the applicable sales charge);

           Cardinal Balanced Fund,
           a fund seeking current income and
           long-term growth of both capital and
           income (upon the payment of the applicable sales charge);

           The Cardinal Fund,
           an equity fund seeking long-term growth of capital and income (upon the payment of the applicable sales charge);

           Cardinal Government Obligations Fund,
           a fund investing in securities issued
           or guaranteed by the U.S. Government
           (upon the payment of the applicable sales charge); or

           Cardinal Tax Exempt Money Market Fund,
           a tax-free money market fund
           (without payment of any sales charge).

     Notwithstanding the foregoing and subject to the limitations contained in the following paragraph, exchanges of Fund Shares for shares of The Cardinal Fund, Cardinal Government Obligations Fund, Cardinal Balanced Fund or Cardinal Aggressive Growth Fund (individually, a "Cardinal Load Fund") generally may be completed upon the payment of a sales charge equal to the sales charge payable upon purchase of shares of that Cardinal Load Fund. If, however, the Shares of Fund to be exchanged were acquired as a result of an exchange of shares of the Cardinal Load Fund, the sales charge to be paid on the present exchange may be reduced by the sales charge previously paid.

     The foregoing exchange privilege must be made by written or telephonic authorization. A shareholder should notify The Ohio Company of his desire to make an exchange, and The Ohio Company will furnish, as necessary, a prospectus and an application form to open the account. The Transfer Agent will require that any written authorization of an exchange include a signature guarantee as described above under "HOW MAY I REDEEM MY SHARES? -- Redemption by mail." However, a signature guarantee will not be required if the exchange is requested to be made within the same account or into an existing account of the shareholder held in the same name or names and in the same capacity as the account from which the exchange is to be made. Shareholders may also authorize an exchange of Shares of the Fund by telephone. Neither the Group, the Fund nor any of its service providers will be liable for any loss, damages, expense or cost arising out of any telephone exchange authorization to the extent and subject to the requirements set forth under "HOW MAY I REDEEM MY
SHARES? -- Redemption by telephone" above.

     For tax purposes, an exchange is treated as a redemption and a new purchase.

     The Group may, at any time, modify or terminate the foregoing exchange privilege. The Group, however, will give shareholders of the Fund 60 days' advance written notice of any such modification or termination.

                       HOW IS NET ASSET VALUE CALCULATED?

     The Fund's net asset value per share is currently determined as of 4:00 p.m. Eastern Time on each Business Day. Net asset value per share is computed by dividing the total value of the assets of the Fund, less its liabilities, by the total number of Shares outstanding. Expenses and fees of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining the net asset value.

     The Board of Trustees has adopted a policy requiring the Fund to use its best efforts, under normal circumstances, to maintain a constant net asset value of $1.00 per share. The Fund values its portfolio securities by the amortized cost method which involves valuing a security at its cost and thereafter accruing any discount or premium at a constant rate to maturity. The Fund will normally include any accrued discount or premium in its daily dividend and will thereby keep constant the value of the Fund's assets and, consequently, its net asset value per share. This method does not take into account unrealized capital gains or losses or the effect of fluctuating interest rates.

                     DOES THE FUND PAY FEDERAL INCOME TAX?

     Each of the funds of the Group, including the Fund, is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), for so long as such qualification is in the best interest of that fund's shareholders. Qualification as a regulated investment company under the Code requires, among other things, that the regulated investment company distribute to its shareholders at least 90% of its investment company taxable income. The Fund contemplates declaring as dividends 100% of the Fund's investment company taxable income (before deduction of dividends paid).

     A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, the Fund would be subject to a nondeductible excise tax equal to 4% of the deficiency.

                              WHAT ABOUT MY TAXES?

     It is expected that the Fund will distribute annually to shareholders all or substantially all of the Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for federal income tax purposes, even if paid in additional Shares of the Fund and not in cash. Since all of the Fund's net investment income is expected to be derived from earned interest and short-term capital gains, it is anticipated that no part of any distribution will be eligible for the dividends received deduction for corporations. The Fund does not expect to realize any long-term capital gains and, therefore, does not foresee paying any "capital gains dividends" as described in the Code. However, if the Fund were to realize any long-term capital gains, distribution by the Fund of the excess of any such net long-term capital gain over net short-term capital loss is taxable to shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held the Shares. Such distributions are not eligible for the dividends-received deduction.

     Even though a substantial portion of distributions of net income will be attributable to interest on U.S. Government obligations, which may be exempt from state or local tax if received directly by a shareholder, shareholders of the Fund may be subject to state and local taxes with respect to their ownership of Fund Shares or distributions from the Fund.

     The foregoing is intended only as a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders. Potential investors in the Fund are urged to consult their tax advisers concerning the application of federal, state and local taxes as such laws and regulations affect their own tax situation.

     The Transfer Agent will inform shareholders at least annually of the amount and nature of such income and capital gains.

                     WHO MANAGES MY INVESTMENT IN THE FUND?

     Except where shareholder action is required by law, all of the authority of the Group is exercised under the direction of the Group's Trustees, who are elected by the shareholders of the Group's funds and who are empowered to elect officers and contract with and provide for the compensation of agents, consultants and other professionals to assist and advise it in its day-to-day operations. The Group will be managed in accordance with its Declaration of Trust and the laws of Ohio governing business trusts.

     The Trustees of the Group receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of the Adviser or The Ohio Company receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. The Adviser receives fees from the Group for acting as investment adviser and manager and as dividend and transfer agent. The Ohio Company receives no fees under its Distribution Agreement with the Group.

INVESTMENT ADVISER AND MANAGER

     Cardinal Management Corp. (the "Adviser"), 155 East Broad Street, Columbus, Ohio 43215, a wholly owned subsidiary of The Ohio Company, is the investment adviser and manager of the Fund. The Adviser is also the investment adviser and manager of each of the other Cardinal Funds and for CGST.

     The Ohio Company, an investment banking firm organized in 1925, is a member of the New York and Chicago Stock Exchanges, other regional stock exchanges and the National Association of Securities Dealers, Inc. Descendants of H.P. and R.F. Wolfe, deceased, and members of their families, through their possession of a majority of a voting stock, may be considered controlling persons of The Ohio Company. The Ohio Company serves as principal underwriter for each of the Cardinal Funds and for CGST.

     In its capacity as investment adviser, and subject to the ultimate authority of the Group's Board of Trustees, the Adviser, in accordance with the Fund's investment objectives and policies, manages the Fund, and makes decisions with respect to and places orders for all purchases and sales of its portfolio securities. Since December 22, 1995, John R. Carle has been primarily responsible for the day-to-day management of the portfolio of CGST (the Fund's predecessor). It is expected that upon consummation of the Reorganization Mr. Carle will be the portfolio manager for the Fund. Mr. Carle has been a portfolio manager with the Adviser and/or The Ohio Company since 1971 and has more than 28 years of management experience. In addition, pursuant to the Investment Advisory Agreement, the Adviser generally assists in all aspects of the Fund's administration and operation.

     For the services provided and expenses assumed pursuant to its investment advisory agreement with the Group with respect to the Fund, the Adviser receives a fee from the Fund, computed daily and paid monthly at the annual rate of .50% of average net daily assets of the Fund. The Adviser may periodically waive all or a portion of its advisory fee with respect to the Fund to increase the net income of the Fund available for distributions as dividends. The waiver of such fee will cause the yield of the Fund to be higher than it would otherwise be in the absence of such waiver.

DIVIDEND AND TRANSFER AGENT AND FUND ACCOUNTANT

     The Group has entered into a Transfer Agency and Fund Accounting Agreement with Cardinal Management Corp. (the "Transfer Agent"), 215 East Capital Street, Columbus, Ohio 43215, pursuant to which the Transfer Agent has agreed to act as the Fund's transfer agent and dividend disbursing agent. In consideration of such services, the Fund has agreed to pay the Transfer Agent an annual fee, paid monthly, equal to $21 per shareholder account plus out-of-pocket expenses. In addition, the Transfer Agent provides certain fund accounting services for the Fund. The Transfer Agent receives a fee from the Fund for such services equal to a fee computed daily and paid periodically at an annual rate of .03% of the Fund's average daily net assets.

DISTRIBUTOR

     The Group has entered into a Distributor's Contract with The Ohio Company, 155 East Broad Street, Columbus, Ohio 43215, pursuant to which Shares of the Fund will be offered continuously on a best efforts basis by The Ohio Company and dealers selected by The Ohio Company. H. Keith Allen is an officer and trustee of the Group and an officer and director of The Ohio Company. Frank W. Siegel is an officer and trustee of the Group and an officer of The Ohio Company. James M. Schrack II is an officer of both the Group and The Ohio Company.

EXPENSES

     The Adviser bears all expenses in connection with the performance of its services as investment adviser, manager, transfer agent and fund accountant other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. The Fund will bear the following expenses relating to its operations: organizational expenses, taxes, interest, any brokerage fees and commissions, fees and expenses of the Trustees of the Group, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to the Fund's current shareholders, outside auditing and legal expenses, advisory fees, fees and out-of-pocket expenses of the custodian and Transfer Agent, costs for independent pricing services, certain insurance premiums, costs of maintenance of the Group's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

CUSTODIAN

     The Group has appointed The Fifth Third Bank ("Fifth Third") 38 Fountain Square Plaza, Cincinnati, Ohio 45263, as the Fund's custodian. In such capacity, Fifth Third will hold or arrange for the holding of all portfolio securities and other assets acquired and owned by the Fund.

                      WHAT ARE MY RIGHTS AS A SHAREHOLDER?

     The Group was organized as an Ohio business trust on March 23, 1993. The Group currently consists of six funds, each having its own class of shares. The other funds of the Group are The Cardinal Fund, Cardinal Government Obligations Fund, Cardinal Tax Exempt Money Market Fund, Cardinal Balanced Fund and Cardinal Aggressive Growth Fund. Each share represents an equal proportional interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared at the discretion of the Trustees.

     Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested, and will vote in the aggregate and not by series except as otherwise expressly required by law. For example, shareholders of the Fund will vote in the aggregate with other shareholders of the Group with respect to the election of trustees and ratification of the selection of independent accountants. However, shareholders of the Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of amendments to the Fund's investment advisory agreement or any of the Fund's fundamental policies.

     Overall responsibility for the management of the Fund is vested in the Board of Trustees of the Group. See "WHO MANAGES MY INVESTMENT OF THE FUND?" Individual Trustees are elected by the shareholders of the Group and may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Group and Ohio law. See "ADDITIONAL INFORMATION -- Miscellaneous" in the Statement of Additional Information for further information.

     An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve the investment advisory agreement and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group does not intend to have an annual or special meeting.

     The Group has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group and that the Group will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

     As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a fund" means the consideration received by the fund upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Group not readily identified as belonging to a particular fund that are allocated to the fund by the Group's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Group as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Fund are conclusive.

     As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Fund present at a meeting at which the holders of more than 50% of the votes attributable to shareholders of record of the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Fund.

     Shareholders should direct all inquiries concerning such matters to the Transfer Agent in writing to 215 East Capital Street, Columbus, Ohio 43215, or by calling (800) 282-9446.

     Shareholders will receive unaudited semi-annual reports describing the investment operations of the Fund and annual financial reports audited by independent auditors.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                        Investment Adviser and Manager
                             Cardinal Management Corp.
                             155 East Broad Street
                             Columbus, Ohio 43215

                        Distributor
                             The Ohio Company
                             155 East Broad Street
                             Columbus, Ohio 43215

                        Transfer Agent and Dividend Paying Agent
                             Cardinal Management Corp.
                             215 East Capital Street
                             Columbus, Ohio 43215

                        Custodian
                             The Fifth Third Bank
                             38 Fountain Square Plaza
                             Cincinnati, Ohio 45263

                        Legal Counsel
                             Baker & Hostetler
                             65 East State Street
                             Columbus, Ohio 43215

                        Independent Auditors
                             KPMG Peat Marwick LLP
                             Two Nationwide Plaza
                             Columbus, Ohio 43215

------------------------------------------------------
------------------------------------------------------

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
PROSPECTUS HIGHLIGHTS.................    2
FEE TABLE.............................    2
PERFORMANCE INFORMATION...............    3
WHAT IS THE FUND?.....................    3
WHAT ARE THE INVESTMENT OBJECTIVES AND
  POLICIES OF THE FUND?...............    3
HOW DO I PURCHASE SHARES OF THE
  FUND?...............................    6
MAY MY TAX SHELTERED RETIREMENT PLAN
  INVEST IN THE FUND?.................    8
WHAT DISTRIBUTIONS WILL I RECEIVE?....    8
HOW MAY I REDEEM MY SHARES?...........    9
WHAT OTHER SHAREHOLDER PROGRAMS ARE
  PROVIDED?...........................   11
HOW IS NET ASSET VALUE CALCULATED?....   13
DOES THE FUND PAY FEDERAL INCOME
  TAX?................................   13
WHAT ABOUT MY TAXES?..................   13
WHO MANAGES MY INVESTMENT IN THE
  FUND?...............................   14
WHAT ARE MY RIGHTS AS A
  SHAREHOLDER?........................   15

                            ------------------------

NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER, OR THE OHIO COMPANY. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE OHIO COMPANY TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

------------------------------------------------------
------------------------------------------------------


------------------------------------------------------
------------------------------------------------------

                The Ohio Company

                    CARDINAL
              GOVERNMENT SECURITIES
                MONEY MARKET FUND
             ------------------------

                   PROSPECTUS

             ------------------------

                JANUARY 10, 1996

------------------------------------------------------
------------------------------------------------------

PROSPECTUS                                        Rule 497(c) File No. 811-7588

                     CARDINAL TAX EXEMPT MONEY MARKET FUND

     Cardinal Tax Exempt Money Market Fund (the "Fund") is a diversified investment fund of The Cardinal Group (the "Group"), an open-end, management investment company. The Trustees of the Group have divided the Fund's beneficial ownership into an unlimited number of transferable units called shares (the "Shares").

     The Fund's investment objectives are maximizing current income exempt from federal income tax while preserving capital and maintaining liquidity. The Fund seeks to attain its objective through professional management of a high-grade portfolio of short-term municipal bonds and notes, tax-exempt commercial paper and tax-exempt short-term discount notes. All obligations purchased by the Fund will mature, or be deemed to mature, in 397 days (13 months) or less or will have interest rates adjusted in accordance with established indexes (e.g., the prime rate) not less frequently than semi-annually. There can be no assurance that the Fund's objectives will be achieved.

     The Fund is designed for investors who desire current income exempt from federal income tax that reflects prevailing interest rates for short-term tax-exempt investments together with a high degree of liquidity.

     THE SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, NOR ARE SUCH SHARES FEDERALLY INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE FUND INTENDS TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE, BUT THERE CAN BE NO ASSURANCE THAT NET ASSET VALUE WILL NOT VARY.

--------------------------------------------------------------------------------

  FOR FURTHER INFORMATION REGARDING THE FUND OR FOR ASSISTANCE IN OPENING AN
      ACCOUNT OR REDEEMING SHARES, PLEASE CALL (800) 282-9446 TOLL FREE.

  INQUIRIES MAY ALSO BE MADE BY MAIL ADDRESSED TO THE FUND AT ITS PRINCIPAL
                                   OFFICE:

                            155 EAST BROAD STREET
                             COLUMBUS, OHIO 43215
--------------------------------------------------------------------------------

     The Prospectus relates only to Cardinal Tax Exempt Money Market Fund, currently one of six funds of the Group. Interested persons who wish to obtain prospectuses of Cardinal Balanced Fund, Cardinal Aggressive Growth Fund, The Cardinal Fund, Cardinal Government Obligations Fund or Cardinal Government Securities Money Market Fund should contact The Ohio Company at the number above. Additional information about the Fund, contained in a Statement Of Additional Information dated January 10, 1996, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. Such Statement is available upon request without charge from the Fund at the above address or by calling the phone number provided above.

     This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing in the Fund. This Prospectus should be retained for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION (THE "COMMISSION") NOR HAS THE COMMISSION
        PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

                               The Ohio Company

                THE DATE OF THIS PROSPECTUS IS JANUARY 10, 1996.

                             PROSPECTUS HIGHLIGHTS

INVESTMENT OBJECTIVES.........   The Fund seeks to maximize current income,
                                 exempt from federal income tax, while
                                 preserving capital and maintaining liquidity.
                                 (See page 3.)

INVESTMENT POLICIES...........   The Fund invests in short-term tax exempt
                                 securities including, but not limited to, bond anticipation notes, construction loan notes, project notes, revenue anticipation notes and tax anticipation notes as well as municipal bonds. (See pages 3 and 4.)

CURRENT INCOME................   Dividends are generally credited daily and paid
                                 monthly. Such distributions are automatically reinvested in additional Shares of the Fund without charge. Dividends may also be received in cash. (See page 9.)

LIQUIDITY.....................   Through the free check-writing privilege or
                                 telephone transfer, Shares may be redeemed on any Business Day at the net asset value without charge. (See pages 11 and 12.)

PURCHASES.....................   There is a minimum initial investment of $1,000
                                 with subsequent minimums of $100. Such minimums may be waived under certain circumstances. (See page 7.)

INVESTMENT ADVISER
AND MANAGER...................   Cardinal Management Corp. (the "Adviser"), a
                                 wholly-owned subsidiary of The Ohio Company, is the Fund's investment adviser. The Adviser also serves as investment adviser for The Cardinal
                                 Fund, Cardinal Government Obligations Fund,
                                 Cardinal Government Securities Money Market
                                 Fund, Cardinal Balanced Fund and Cardinal
                                 Aggressive Growth Fund (collectively, with the
                                 Fund, the "Cardinal Funds"). (See page 15.)


                                   FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases (as a percentage of offering price)..........    0%
ESTIMATED ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
  Management Fees......................................................................  .50%
  12b-1 Fees...........................................................................    0
  Other Expenses(1)....................................................................  .32
                                                                                         ---
          Total Fund Operating Expenses................................................  .82%
                                                                                         ===

EXAMPLE

                                                                             1 YEAR     3 YEARS
                                                                             ------     -------
You would pay the following expenses on a $1,000 investment, assuming (1)
  5% annual return and (2) redemption at the end of each time period:          $8         $26

---------------
(1) "Other Expenses" are based upon estimated amounts for the current fiscal year.

     The purpose of the above table is to assist a potential purchaser of the Fund's Shares in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "WHO MANAGES MY INVESTMENT IN THE FUND?" for a more complete discussion of the shareholder transaction expenses and annual operating expenses of the Fund. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                            PERFORMANCE INFORMATION

     From time to time the Fund may advertise its "yield" or "annualized yield," its "effective yield," its "tax equivalent yield" and its "tax equivalent effective yield." ALL YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" or "annualized yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" or "annualized yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of the Fund. The "tax-equivalent effective yield" is calculated similarly to the "tax-equivalent yield" but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "tax-equivalent effective yield" will be slightly higher than the "tax-equivalent yield" because of the compounding effect of this assumed reinvestment.

     Investors may also judge the performance of the Fund by comparing or referencing its performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation and to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. and CDA Investment Technologies, Inc. Comparisons may also be made to indices or data published in Donoghue's MONEY FUND REPORT of Holliston, Massachusetts, a nationally recognized money market fund reporting service, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, The Columbus Dispatch, Business Week, Consumer Reports and U.S.A. Today. In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

                               WHAT IS THE FUND?

     The Fund is one separate diversified investment fund of the Group, which was organized on March 23, 1993, as an Ohio business trust. The Group is registered and operates as an open-end management investment company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund has been organized for the purpose of acquiring all of the assets and liabilities of Cardinal Tax Exempt Money Trust ("CTEMT") to effect a reorganization of CTEMT from a stand-alone investment company to a separate series of the Group (the "Reorganization").

                       WHAT ARE THE INVESTMENT OBJECTIVES
                           AND POLICIES OF THE FUND?

IN GENERAL

     The investment objectives of the Fund is to maximize current income exempt from federal income tax while preserving capital and maintaining liquidity. The investment objectives with respect to the Fund are a fundamental policy and as such may not be changed without a vote of the holders of a majority of the outstanding Shares of the Fund.

     As a money market fund, the Fund invests exclusively in United States dollar-denominated instruments which the Trustees of the Group and the Adviser determine present minimal credit risks and which at the time of acquisition are rated by one or more appropriate nationally recognized statistical rating organizations ("NRSROs") (e.g., Standard & Poor's Corporation and Moody's Investors Service, Inc.) in one of the two highest rating categories for short-term debt obligations or, if unrated, are of comparable quality. All securities or instruments in which the Fund invests have, or are deemed to have, remaining maturities of 397 calendar days (thirteen months) or less. The dollar-weighted average maturity of the obligations in the Fund will not exceed 90 days.

     As a matter of policy, under normal market conditions, the Fund will invest at least 80% of its net assets in a diversified portfolio of Municipal Securities (as defined below), the interest on which is both exempt from federal income tax and not treated as a preference item for purposes of the federal alternative minimum tax. Subject to the foregoing limitations and in order to achieve its investment objective, the Fund expects to invest in the following types of securities (collectively, "Municipal Securities"): bond anticipation notes, construction loan notes, project notes, revenue anticipation notes and tax anticipation notes which, in each case (1) are backed by the full faith and credit of the United States, (2) are rated in one of the two highest rating categories by an appropriate NRSRO for short-term tax exempt securities (e.g., MIG-1 or MIG-2, by Moody's Investors Service, Inc.) or (3) if the notes are not rated, are, as determined by the Adviser in accordance with guidelines established by the Group's Board of Trustees, of a quality equivalent to securities so rated. The Fund may also invest in municipal bonds and participation interests therein, including industrial development revenue bonds and pollution control revenue bonds, which have, or are deemed to have, remaining maturities of 397 days or less and (1) are rated in one of the two highest rating categories by an appropriate NRSRO for short-term tax exempt securities, or (2) if not rated, are, as determined by the Adviser in accordance with guidelines established by the Group's Board of Trustees, of a quality equivalent to securities so rated. In addition, the Fund may purchase other types of tax-exempt Municipal Securities such as short-term discount notes. These investments must (1) be rated in one of the two highest rating categories by an appropriate NRSRO for short-term tax exempt securities, or (2) if not rated, possess equivalent characteristics and quality to securities so rated in the opinion of the Adviser as determined in accordance with guidelines established by the Board of Trustees. For further information regarding the rating categories of the NRSROs, please see the Appendix to the Fund's Statement of Additional Information.

     Current income earned on such Municipal Securities may not be as great as current income that could be earned on lower quality securities that have less liquidity and/or a greater risk of nonpayment or securities that have a longer term.

RISK FACTORS AND INVESTMENT TECHNIQUES

     VARIABLE RATE SECURITIES. CTEMT, as the Fund's predecessor, has invested and the Fund intends to continue to invest more than 25% of its assets in certain variable or floating rate demand Municipal Securities, including participation interests therein. The value of such securities may change with changes in interest rates generally. However, the variable or floating rate nature of such securities should reduce, to the extent the Fund is invested in such securities, the degree of fluctuation in the value of portfolio investments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio composed entirely of fixed income securities. The Fund's portfolio may contain variable or floating rate demand securities on which stated minimum or maximum rates set by state law limit the degree to which interest on such securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable or floating rate demand securities is made in relation to movements of the applicable indexes (e.g., the prime rate), such securities are not comparable to longer-term fixed rate securities. Accordingly, interest rates on such securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities. The Fund, however, will only acquire variable or floating rate securities the interest rates on which are determined by reference to other short-term market rates of interest. The Fund will attempt to achieve a balance of variable or floating and fixed rate securities such that under normal circumstances the net asset value of the Fund can be maintained at $1.00 per share while the highest possible yield can be returned to investors. To the extent the Fund's portfolio is invested in variable or floating rate securities, yield can be expected to decline in periods of falling interest rates more rapidly than if the Fund's portfolio is invested solely in longer-term fixed rate securities. Conversely, yield, under the same circumstances, can be expected to increase more rapidly in periods of rising interest rates. Such instruments may be considered to be derivatives. A derivative is generally defined as an instrument whose value is based upon, or derived from, some underlying index, reference rate (e.g., interest rates), security, commodity or other asset. As stated above, the Fund has no limit as to the percentage of its total assets that may be invested in such variable or floating rate securities.

     Variable rate demand Municipal Securities in which the Trust invests may be supported by bank letters of credit or comparable guarantees of financial institutions. To the extent that 25% or more of the Trust's assets are invested in variable rate demand Municipal Securities supported by such letters of credit or guarantees, the Trust may be deemed to be concentrated in the banking industry. (See "Certain Factors" below)

     WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS. The Fund may also purchase securities on a when-issued or delayed-delivery basis. The Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. The Fund will not pay for such securities or start earning interest on them until they are received although the payment obligation and the coupon rate have been established before the time the Fund enters into the commitment. When the Fund agrees to purchase such securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

     The Fund's commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. In the event that its commitments to purchase when-issued securities ever exceed 25% of the value of its assets, the Fund's liquidity and the ability of the Adviser to manage it might be adversely affected.

     TAXABLE MONEY MARKET SECURITIES. Under normal operating circumstances, Fund assets will be managed with a view towards producing only income that is exempt from federal income taxation. However, the Fund may invest up to 20% of its assets in "temporary investments," that is, money market instruments consisting of marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, deposit obligations of banks and savings and loans which are members of the Federal Deposit Insurance Corporation ("FDIC"), bankers' acceptances, high-grade commercial paper guaranteed or issued by domestic corporations and repurchase agreements secured by such obligations.

     REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of the repurchase agreement, the Fund would acquire securities from a financial institution such as a well-established securities dealer or a bank which is a member of the Federal Reserve System which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees. At the time of purchase, the bank or securities dealer agrees to repurchase the underlying securities from the Fund at a specified time and price. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. The Fund will only enter into a repurchase agreement where
(i) the underlying securities are of the type which the Fund's investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund's custodian or a bank acting as agent. The Adviser will be responsible for continuously monitoring such requirements. Use of repurchase agreements may cause the Fund to earn income which would be taxable to its shareholders.

     INVESTMENT COMPANY SECURITIES. The Fund may also invest up to 10% of the value of its total assets in the securities of other investment companies subject to the limitations set forth in the 1940 Act. The Fund intends to invest in the securities of other money market mutual funds for purposes of short-term cash management. The Fund's investment in such other investment companies may result in the duplication of fees and expenses, particularly investment advisory fees. For a further discussion of the limitations on the Fund's investments in other investment companies, see "INVESTMENT OBJECTIVES AND
POLICIES -- Additional Information on Portfolio Instruments -- Securities of Other Investment Companies" in the Fund's Statement of Additional Information.

     CERTAIN FACTORS. Naturally, there can be no assurance that the Fund will achieve its investment objective or be able continuously to maintain a net asset value per share of $1.00. The characteristics of short-term Municipal Securities are such that the price stability and liquidity of the Fund may not be equal to that of a money market fund which exclusively invests in short-term taxable money market securities. While the Adviser believes that the purchase of variable rate demand Municipal Securities will facilitate maintaining a $1.00 per share net asset value, the Fund is still expected to have a significantly longer average maturity than a general purpose taxable money market fund with the result that the pricing of its portfolio will tend to be more subject to short-term interest rate fluctuations.

     In addition, the Fund expects that substantially all the demand rights of the Fund with respect to variable rate demand Municipal Securities will be supported by letters of credit of major commercial banks. Fund investors should be aware that banks are subject to extensive governmental regulation which may limit both the amounts and type of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

INVESTMENT RESTRICTIONS

     The Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of the Fund (as defined below under "WHAT ARE MY RIGHTS AS A SHAREHOLDER?").

     The Fund will not:

          1. Purchase securities, if as a result of such purchase more than 5% of its total assets would be invested in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, which securities include project notes for purposes of this restriction), except that up to 25% of the value of the Fund's assets may be invested without regard to this 5% limitation (for purposes of this test, the non-governmental user of facilities financed by industrial development or pollution control revenue bonds and a bank issuing a letter of credit or comparable guarantee supporting a variable rate demand municipal security is considered to be the issuer).

          2. Purchase the securities of issuers conducting their principal business activity in the same industry if as a result of such purchase more than 25% of its total assets would be invested in the securities of issuers in that industry; provided that such limitation shall not apply to the purchase of Municipal Securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or securities issued by domestic branches of domestic banks (the only securities issued by domestic branches of domestic banks that the Fund contemplates investing in are variable rate demand Municipal Securities supported by letters of credit or guarantees issued by domestic branches of domestic banks).

          3. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements or dollar roll agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing and except as permitted pursuant to an exemption from the 1940 Act. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements and dollar roll agreements) exceed 5% of its total assets.

          4. Make loans, other than by entering into repurchase agreements and through the purchase of participation in privately negotiated loans and portions of publicly issued debt obligations that are in accordance with its investment objective and policies; provided, however, that the Fund may not enter into a repurchase agreement if, as a result thereof, more than 10% of its total assets would be subject to repurchase agreements maturing in more than seven days.

     The following additional investment restriction may be changed without the vote of a majority of the outstanding Shares of the Fund.

     The Fund may not:

          1. Purchase or otherwise acquire any securities, if as a result, more than 10% of the Fund's net assets would be invested in securities that are illiquid.

                     HOW DO I PURCHASE SHARES OF THE FUND?

GENERAL

     Shares of the Fund are sold on a continuing basis without a sales charge at the net asset value next determined after an order is received by The Ohio Company, 155 East Broad Street, Columbus, Ohio 43215, the Fund's principal underwriter, and federal funds (monies credited to a member bank's account in a Federal Reserve Bank) are received by The Ohio Company as hereinafter provided. The minimum initial investment for individuals is $1,000 and subsequent investments must be in amounts of at least $100. The Fund may, at its discretion, waive the subsequent investment minimum for purchases effected through the automatic reinvestment of distributions from unit investment trusts sponsored by The Ohio Company, and may waive both the initial and subsequent investment minimums for purchases effected with cash balances in brokerage accounts of customers of The Ohio Company. Institutions may place orders for any number of individual accounts with a minimum initial purchase of $1,000 for each individual account. Subsequent purchases may be made in minimum amounts of $100 for each individual account. Shares of the Fund may be purchased through a securities dealer, investment adviser, agent or other fiduciary which may charge a fee for its services in connection with the purchase. No sales charge is imposed by the Group or by The Ohio Company.

     Subsequent purchases of Shares of the Fund may be made by ACH processing as described under "WHAT OTHER SHAREHOLDER PROGRAMS ARE PROVIDED? -- ACH Processing" below. In addition, if an Account Information Form has previously been received by The Ohio Company, Shares may also be purchased by wiring funds to the Fund's custodian as described below under "Purchase by Federal Funds Wire."

     All Shares purchased will be credited to shareholder accounts after receipt of an order and federal funds by The Ohio Company, at the net asset value next determined. The Fund currently determines net asset value and enters purchases and redemptions of its Shares as of 4:00 p.m. Eastern Time on each day that the New York Stock Exchange is open for business and on such other days on which there is a sufficient degree of trading in the Fund's portfolio securities that the Fund's net asset value might be materially affected by changes in the value of the portfolio securities ("Business Day"). If a properly completed order and federal funds (or other immediately available funds) are received at or prior to 12:00 noon Eastern Time on a Business Day, then the purchase will be entered as of 4:00 p.m. Eastern Time on that day and dividends will commence on that day. If either federal funds (or other immediately available funds) or the completed purchase order are received after 12:00 noon Eastern Time (but prior to 4:00 p.m. Eastern Time) Shares will be credited to the shareholder's account as of 4:00 p.m. Eastern Time on that day but will not earn dividends until the following day.

     The Group reserves the right to reject any order for the purchase of Shares in whole or in part. You will receive a confirmation of each new transaction in your account, which will also show the total number of Shares owned by you and the number of Shares being held in safekeeping by Cardinal Management Corp., as the Fund's transfer agent (the "Transfer Agent"), for your account. Certificates representing Shares will not be issued.

     From time to time, The Ohio Company, from its own resources, may also provide additional compensation to securities dealers in connection with sales of shares of the Cardinal Funds. Such compensation will include financial assistance to securities dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Cardinal Funds and other dealer-sponsored programs or events. In some instances, this compensation may be made available only to certain securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Cardinal Funds. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Securities dealers may not use sales of the Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. In addition, The Ohio Company may make ongoing payments to brokerage firms, financial institutions (including banks) and others to facilitate the administration and servicing of shareholder accounts. None of the aforementioned additional compensation is paid for by the Fund or its shareholders.

PURCHASE BY FEDERAL FUNDS WIRE

     Investments in Shares of the Fund may be made by wire transfer of federal funds, avoiding delays of the mail and the normal check clearance process described below. An investor may telephone the Fund (800) 282-9446, toll free, prior to wire transfer of its investment to advise the Group of the investment and, if a new investor, to obtain an account number. If an investor does not telephone the Group for wire instructions and the investor's wire transfer does not include sufficient information, such purchase will be delayed until the proper information is received. An investor must instruct its bank to "wire transfer" the investment immediately to:

           The Huntington National Bank
           Account Number 01891688407
           Routing Number 044000024
           17 South High Street
           Columbus, Ohio 43215
           Attn: Cardinal Tax Exempt Money Market Fund
           [Include Fund Account Number and Name of Account Holder]

     Funds transmitted by wire will be invested in Shares of the Fund at the net asset value next computed after receipt thereof as described above under "General." A bank may charge for its services in effecting wire transfers of funds.

PURCHASE BY MAIL

     Investment in Shares of the Fund may be made by mail by sending a check or other negotiable bank draft payable to the order of "Cardinal Tax Exempt Money Market Fund" together with, in the case of an initial purchase, an Application Form to:

           Cardinal Tax Exempt Money Market Fund
           155 East Broad Street
           Columbus, Ohio 43215

     Money transmitted by check drawn on a member of the Federal Reserve System will normally be converted to federal funds and invested in Shares of the Fund within one Business Day following receipt by The Ohio Company. Checks drawn on non-member banks may take considerably longer. The Transfer Agent or the Group will attempt to notify the investor upon receipt of the latter type of check as to the possible delay and to arrange for a better means of transmittal of funds. THE GROUP STRONGLY RECOMMENDS THAT INVESTORS OF SUBSTANTIAL AMOUNTS USE FEDERAL FUNDS TO PURCHASE SHARES.

AUTOMATIC INVESTMENT PLAN

     The Fund has made arrangements to enable you to make automatic monthly or quarterly investments, in the minimum amount of $50 per transaction, from your checking account. Assuming the cooperation of your financial institution, your checking account therein will be debited to purchase Shares of the Fund on the periodic basis you select. Confirmation of your purchase of Fund Shares will be provided by the Transfer Agent. The debit of your checking account will be reflected in the checking account statement you receive from your financial institution. Please contact The Ohio Company for the appropriate form.

                       WHAT DISTRIBUTIONS WILL I RECEIVE?

     The Fund's net income is declared as a dividend and accrued on each Business Day immediately prior to the determination of the Fund's net asset value at 4:00 p.m. Eastern Time. Net investment income (from the time of the immediately preceding declaration) consists of interest accrued on the portfolio of the Fund (including accrued discount earned and premium amortized), plus realized net short-term capital gains (losses) due to portfolio transactions (if any), less the accrued expenses of the Fund applicable to that dividend period. The Fund does not expect to realize any long-term capital gains due to its policy of investing in securities maturing in 13 months or less.

     All dividends of net income are credited to each shareholder's account daily and automatically reinvested in additional Shares of the Fund at the net asset value on the last Business Day of each month. Shareholders, however, may elect to receive monthly the dividends of $10 or more declared on their Shares in cash by checking the appropriate box on the Account Information Form or by otherwise notifying the Transfer Agent in writing. In addition, investors may obtain cash at any time without charge by redeeming Shares at net asset value. If the entire account of a shareholder is withdrawn, all dividends accrued to the time of withdrawal will be paid at that time.

     Shareholders may also elect to receive dividends and distributions in cash by using ACH processing as described under "WHAT OTHER SHAREHOLDER PROGRAMS ARE PROVIDED? -- ACH Processing" below.

     Should the Fund incur or anticipate any extraordinary expense, loss or depreciation which would adversely affect its net asset value per share or income for a particular period, the Trustees would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of the then-prevailing circumstances. For example, if the Fund's net asset value per share were reduced, or expected to be reduced, below $1.00, the Trustees might suspend further dividend accruals until the net asset value returned to $1.00. Thus, extraordinary expenses or losses or depreciation may result in no dividends being accrued for the period during which an investor holds Shares as well as a redemption price lower than the purchase price for such Shares.

                          HOW MAY I REDEEM MY SHARES?

     Investors may redeem Shares of the Fund on any Business Day at the net asset value per share next determined following receipt by the Transfer Agent, 215 East Capital Street, Columbus, Ohio 43215, of a written or telephonic notice to redeem, or by check, each as more fully described below. See "HOW IS NET ASSET VALUE CALCULATED?" below, for a description of when net asset value is determined.

     As requested, The Ohio Company, on behalf of a shareholder, will forward the foregoing notice to redeem to the Transfer Agent without charge. Other broker-dealers may assist a shareholder in redeeming his Shares and may charge a fee for such services.

     Proceeds of redemption requests received by the Transfer Agent in proper form before (1) 4:00 p.m. Eastern Time for shareholders who are customers of The Ohio Company and who have submitted their redemption request through their broker at The Ohio Company or (2) 12:00 noon Eastern Time for all other redemption requests, will be sent by mail on the next Business Day or, if the expedited redemption option is available, by federal funds wire on the next Business Day for use on that day.

     The Group reserves the right to delay payment for the redemption of Shares where such Shares were purchased with other than immediately available funds, but only until the purchase payment has cleared (which may take fifteen or more days from the date the purchase payment is received by the Fund). The purchase of Fund Shares by wire transfer of federal funds would avoid any such delay.

     The Group may suspend the right of redemption or may delay payment during any period the determination of net asset value is suspended. See "HOW IS NET ASSET VALUE CALCULATED?".

     Due to the high cost of maintaining accounts, the Group reserves the right to redeem involuntarily Shares in any account at the then current net asset value if at any time redemptions have reduced a shareholder's total investment in the Fund to a net asset value below $500. A shareholder will be notified in writing that the value of Fund Shares in the account is less than $500 and allowed not less than 30 days to increase his investment in the Fund to $500 before the redemption is processed. Proceeds of redemptions so processed, including dividends declared to the date of redemption, will be promptly paid to the shareholder.

REDEMPTION BY MAIL

     Shareholders may redeem Shares of the Fund by submitting a written request therefor to the Transfer Agent, at 215 East Capital Street, Columbus, Ohio 43215. The Transfer Agent will request a signature guarantee by an eligible guarantor institution as described below. However, a signature guarantee will not be required if (1) the redemption check is payable to the shareholder(s) of record, and (2) the redemption check is mailed to the shareholder(s) at the address of record, provided, however, that the address of record has not been changed within the preceding 15 days. For purposes of this policy, an "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine or (2) it has reason to believe that the transaction would otherwise be improper.

REDEMPTION BY TELEPHONE

     Shareholders may redeem Shares of the Fund by calling the Group at the telephone number set forth on the front of this Prospectus. The shareholder may direct that the redemption proceeds be mailed to the address of record.

     Neither the Group, the Fund nor its service providers will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with the Group's telephone redemption procedures, acting upon instructions reasonably believed to be genuine. The Group will employ procedures designed to provide reasonable assurances that instructions by telephone are genuine; if these procedures are not followed, the Group, the Fund or its service providers may be liable for any losses due to unauthorized or fraudulent instructions. These procedures may include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, and verification of account name and account number or tax identification number. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, shareholders may also redeem their Shares by mail as described above.


EXPEDITED REDEMPTION

     Any investor may elect to use the expedited redemption procedure by designating on the Account Information Form submitted at the time of initial investment the name of a commercial bank and account number to receive proceeds of redemption. If this election is made, requests for redemption may be made by mail or by telephone as described above.

     An investor may elect to have redemption proceeds sent by federal funds wire to the designated U.S. bank account if the proceeds are $1,000 or more. Otherwise, proceeds will be sent by mail. No signature guarantee will be required of investors electing this procedure. Requests to change bank or account designations may only be made in writing to the Fund with the type of signature guarantee and other documentation specified under "Redemption by Mail" above. To participate in this procedure, an investor must complete the expedited redemption portion of the Account Information Form or notify the Fund at any time after making an initial investment.

     An investor may also elect to have redemption proceeds sent by federal funds wire to The Ohio Company, the Fund's distributor, if the proceeds are $500 or more. If the investor elects to have federal funds so wired, the investor may pick up a check at The Ohio Company's main office at 155 East Broad Street, Columbus, Ohio or The Ohio Company will mail a check to the investor's address of record. The Fund may, at its discretion, waive the minimum redemption requirement for redemptions effected to cover debit balances in brokerage accounts of customers of The Ohio Company.

AUTOMATIC WITHDRAWAL

     Shareholders may elect to have the proceeds from redemptions of Shares transmitted to an authorized bank account at a Federal Reserve member bank through ACH processing as described under "WHAT OTHER SHAREHOLDER PROGRAMS ARE PROVIDED? -- ACH Processing" below.

SYSTEMATIC WITHDRAWAL PLAN

     As a shareholder, you may elect to redeem your Shares monthly or quarterly in amounts of $50 or more, pursuant to the Fund's Systematic Withdrawal Plan. Please contact The Ohio Company for the appropriate form.

CHECK-WRITING REDEMPTION PROCEDURE

     The Transfer Agent will provide any shareholder who so requests with a supply of checks, imprinted with the shareholder's name, which may be drawn against the Fund's account maintained by The Fifth Third Bank (the "Bank"), for redemption of Fund Shares. These checks may be made payable to the order of any person in any amount not less than $250. To participate in this procedure, an investor must complete the Check-Writing Redemption Form available from the Transfer Agent. When a check is presented to the Bank for payment, the Transfer Agent (as your agent) will cause the Fund to redeem sufficient Shares in your account to cover the amount of the check. Shares continue earning daily dividends until the day on which the check is presented to the Bank for payment. Cancelled checks will be returned to you. Due to the delay caused by the requirement that redemptions be priced at the next computed net asset value, the Bank will only accept for payment checks presented through normal bank clearing channels. Shareholders should not attempt to withdraw the full amount of an account or to close out an account by using this procedure.

     No charge will be made to a shareholder for participation in the check-writing redemption procedure or for the clearance of any checks. However, charges for copies ($5 each), returned checks ($15 each) and returned items of deposit ($15 each) will be deducted from a shareholder's account.

     In order to stop payment on a check, the shareholder must notify the Fund in writing before the check has been presented to the Bank for payment. A charge of $15 will be deducted from the shareholder's account for each stop payment order.

                 WHAT OTHER SHAREHOLDER PROGRAMS ARE PROVIDED?

ACH PROCESSING

     The Fund offers ACH privileges. Investors may use ACH processing to make subsequent purchases, redeem Shares and/or electronically transfer distributions paid on Fund Shares, in addition to the other methods described in this Prospectus. ACH provides a method by which funds may be automatically transferred to or from an authorized bank account at a Federal Reserve member bank that is an ACH member. Please contact your representative if you are interested in ACH processing.

EXCHANGE PRIVILEGE

     Shareholders of the Fund may, provided the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized, exchange Shares of the Fund for shares of:

           Cardinal Aggressive Growth Fund,
           an equity fund seeking appreciation of
           capital (upon the payment of the applicable sales charge);

           Cardinal Balanced Fund,
           a fund seeking current income and long-term growth of both capital and income (upon the payment of the applicable sales charge);

           The Cardinal Fund,
           an equity fund seeking long-term growth
           of capital and income (upon the payment of the applicable sales charge);

           Cardinal Government Obligations Fund,
           a fund investing in securities issued
           or guaranteed by the U.S. Government
           (upon the payment of the applicable
           sales charge); or

           Cardinal Government Securities Money Market Fund, a short-term U.S. Government securities fund
           (without payment of any sales charge).

     Notwithstanding the foregoing and subject to the limitations contained in the following paragraph, exchanges of Fund Shares for shares of The Cardinal Fund, Cardinal Government Obligations Fund, Cardinal Balanced Fund or Cardinal Aggressive Growth Fund (individually, a "Cardinal Load Fund") generally may be completed upon the payment of a sales charge equal to the sales charge payable upon purchase of shares of that Cardinal Load Fund. If, however, the Shares of Fund to be exchanged were acquired as a result of an exchange of shares of the Cardinal Load Fund, the sales charge to be paid on the present exchange may be reduced by the sales charge previously paid.

     The foregoing exchange privilege must be made by written or telephonic authorization. A shareholder should notify The Ohio Company of his desire to make an exchange, and The Ohio Company will furnish, as necessary, a prospectus and an application form to open the account. The Transfer Agent will require that any written authorization of an exchange include a signature guarantee as described above under "HOW MAY I REDEEM MY SHARES? -- Redemption by mail." However, a signature guarantee will not be required if the exchange is requested to be made within the same account or into an existing account of the shareholder held in the same name or names and in the same capacity as the account from which the exchange is to be made. Shareholders may also authorize an exchange of shares of the Fund by telephone. Neither the Group, the Fund nor any of its service providers will be liable for any loss, damages, expense or cost arising out of any telephone exchange authorization to the extent and subject to the requirements set forth under "HOW MAY I REDEEM MY
SHARES? -- Redemption by telephone" above.

     For tax purposes, an exchange is treated as a redemption and a new purchase.

     The Group may, at any time, modify or terminate the foregoing exchange privilege. The Group, however, will give shareholders of the Fund 60 days' advance written notice of any such modification or termination.

                       HOW IS NET ASSET VALUE CALCULATED?

     The Fund's net asset value per share is currently determined as of 4:00 p.m. Eastern Time on each Business Day. Net asset value per share is computed by dividing the total value of the assets of the Fund, less its liabilities, by the total number of Shares outstanding. Expenses and fees of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining the net asset value.

     The Board of Trustees has adopted a policy requiring the Fund to use its best efforts, under normal circumstances, to maintain a constant net asset value of $1.00 per share. The Fund values its portfolio securities by the amortized cost method which involves valuing a security at its cost and thereafter accruing any discount or premium at a constant rate to maturity. The Fund will normally include any accrued discount or premium in its daily dividend and will thereby keep constant the value of the Fund's assets and, consequently, its net asset value per share. This method does not take into account unrealized capital gains or losses or the effect of fluctuating interest rates.

                     DOES THE FUND PAY FEDERAL INCOME TAX?

     Each of the funds of the Group, including the Fund, is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), for so long as such qualification is in the best interest of that fund's shareholders. Qualification as a regulated investment company under the Code requires, among other things, that the regulated investment company distribute to its shareholders at least 90% of its investment company taxable income. The Fund contemplates declaring as dividends 100% of the Fund's investment company taxable income (before deduction of dividends paid).

     A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, the Fund would be subject to a nondeductible excise tax equal to 4% of the deficiency.

                              WHAT ABOUT MY TAXES?

FEDERAL TAXES

     The Fund will distribute substantially all of its net investment income and net capital gains to shareholders. Dividends derived from interest earned on Municipal Securities the interest on which is excluded from gross income for federal income tax purposes, including insurance proceeds representing maturing interest on defaulted Municipal Securities the interest on which would be so excluded, constitute "exempt-interest dividends" when designated as such by the Fund and will be excluded from gross income for federal income tax purposes. However, interest excluded from gross income for federal income tax purposes that is received by individuals and corporations on certain municipal obligations issued on or after August 8, 1986, to finance certain private activities will be treated as a tax preference item in computing the alternative minimum tax. It is likely that exempt-interest dividends received by shareholders from the Fund will also be treated as tax preference items in computing the alternative minimum tax to the extent, if any, that distributions by the Fund are attributable to interest earned by the Fund on such obligations. Also, a portion of all other interest excluded from gross income for federal income tax purposes earned by a corporation may be subject to the alternative minimum tax as a result of the inclusion in alternative minimum taxable income of 75% of the excess of adjusted current earnings over adjusted net book income.

     Distributions, if any, derived from capital gains will generally be taxable to shareholders as capital gains for federal income tax purposes to the extent so designated by the Fund. Dividends, if any, derived from sources other than interest excluded from gross income for federal income tax purposes and capital gains will be taxable to shareholders as ordinary income for federal income tax purposes whether or not reinvested in additional Shares. Shareholders not subject to federal income tax on their income will not, of course, be required to pay federal income tax on any amounts distributed to them. The Fund anticipates that substantially all of its dividends will be excluded from gross income for federal income tax purposes and will not be a preference item for individuals for purposes of the federal alternative minimum tax.

     If a shareholder receives an exempt-interest dividend with respect to any Share and such Share is held by the shareholder for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security benefits that may be subject to federal income taxation, may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by a shareholder.

STATE AND LOCAL TAXES

     Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distribution may be derived from interest excluded from gross income for federal income tax purposes that, if received directly, would be exempt from such income taxes. The Fund will report to its shareholders annually after the close of its taxable year the percentage and source, on a state-by-state basis, of interest income earned on Municipal Securities held by the Fund during the preceding year.

     The foregoing is intended only as a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders. Potential investors in the Fund are urged to consult their tax advisers concerning the application of federal, state and local taxes as such laws and regulations affect their own tax situation.

     The Transfer Agent will inform shareholders at least annually of the amount and nature of such income and capital gains.

                     WHO MANAGES MY INVESTMENT IN THE FUND?

     Except where shareholder action is required by law, all of the authority of the Group is exercised under the direction of the Group's Trustees, who are elected by the shareholders of the Group's funds and who are empowered to elect officers and contract with and provide for the compensation of agents, consultants and other professionals to assist and advise it in its day-to-day operations. The Group will be managed in accordance with its Declaration of Trust and the laws of Ohio governing business trusts.

     The Trustees of the Group receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of the Adviser or The Ohio Company receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. The Adviser receives fees from the Group for acting as investment adviser and manager and as dividend and transfer agent. The Ohio Company receives no fees under its Distribution Agreement with the Group.

INVESTMENT ADVISER AND MANAGER

     Cardinal Management Corp. (the "Adviser"), 155 East Broad Street, Columbus, Ohio 43215, a wholly owned subsidiary of The Ohio Company, is the investment adviser and manager of the Fund. The Adviser is also the investment adviser and manager of each of the other Cardinal Funds and for CTEMT.

     The Ohio Company, an investment banking firm organized in 1925, is a member of the New York and Chicago Stock Exchanges, other regional stock exchanges and the National Association of Securities Dealers, Inc. Descendants of H.P. and R.F. Wolfe, deceased, and members of their families, through their possession of a majority of a voting stock, may be considered controlling persons of The Ohio Company. The Ohio Company serves as principal underwriter for each of the Cardinal Funds and for CTEMT.

     In its capacity as investment adviser, and subject to the ultimate authority of the Group's Board of Trustees, the Adviser, in accordance with the Fund's investment objectives and policies, manages the Fund, and makes decisions with respect to and places orders for all purchases and sales of its portfolio securities. Since December 22, 1995, David C. Will has been primarily responsible for the day-to-day management of the portfolio of CTEMT (the Fund's predecessor). It is expected that, upon consummation of the Reorganization, Mr. Will will be the portfolio manager for the Fund. Mr. Will has been a Vice President of the Adviser and The Ohio Company since 1990 and has more than

25 years of investment management experience. In addition, pursuant to the Investment Advisory Agreement, the Adviser generally assists in all aspects of the Fund's administration and operation.

     For the services provided and expenses assumed pursuant to its investment advisory agreement with the Group with respect to the Fund, the Adviser receives a fee from the Fund, computed daily and paid monthly at the annual rate of .50% of average net daily assets of the Fund. The Adviser may periodically waive all or a portion of its advisory fee with respect to the Fund to increase the net income of the Fund available for distributions as dividends. The waiver of such fee will cause the yield of the Fund to be higher than it would otherwise be in the absence of such waiver.

DIVIDEND AND TRANSFER AGENT AND FUND ACCOUNTANT

     The Group has entered into a Transfer Agency and Fund Accounting Agreement with Cardinal Management Corp. (the "Transfer Agent"), 215 East Capital Street, Columbus, Ohio 43215, pursuant to which the Transfer Agent has agreed to act as the Fund's transfer agent and dividend disbursing agent. In consideration of such services, the Fund has agreed to pay the Transfer Agent an annual fee, paid monthly, equal to $21 per shareholder account plus out-of-pocket expenses. In addition, the Transfer Agent provides certain fund accounting services for the Fund. The Transfer Agent receives a fee from the Fund for such services equal to a fee computed daily and paid periodically at an annual rate of .03% of the Fund's average daily net assets.

DISTRIBUTOR

     The Group has entered into a Distributor's Contract with The Ohio Company, 155 East Broad Street, Columbus, Ohio 43215, pursuant to which Shares of the Fund will be offered continuously on a best efforts basis by The Ohio Company and dealers selected by The Ohio Company. H. Keith Allen is an officer and trustee of the Group and an officer and director of The Ohio Company. Frank W. Siegel is an officer and trustee of the Group and an officer of The Ohio Company. James M. Schrack II is an officer of both the Group and The Ohio Company.

EXPENSES

     The Adviser bears all expenses in connection with the performance of its services as investment adviser, manager, transfer agent and fund accountant other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. The Fund will bear the following expenses relating to its operations: organizational expenses, taxes, interest, any brokerage fees and commissions, fees and expenses of the Trustees of the Group, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to the Fund's current shareholders, outside auditing and legal expenses, advisory fees, fees and out-of-pocket expenses of the custodian and Transfer Agent, costs for independent pricing services, certain insurance premiums, costs of maintenance of the Group's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in the Fund's operation.

CUSTODIAN

     The Group has appointed The Fifth Third Bank ("Fifth Third") 38 Fountain Square Plaza, Cincinnati, Ohio 45263, as the Fund's custodian. In such capacity, Fifth Third will hold or arrange for the holding of all portfolio securities and other assets acquired and owned by the Fund.

                      WHAT ARE MY RIGHTS AS A SHAREHOLDER?

     The Group was organized as an Ohio business trust on March 23, 1993. The Group currently consists of six funds, each having its own class of shares. The other funds of the Group are The Cardinal Fund, Cardinal Government Obligations Fund, Cardinal Government Securities Money

Market Fund, Cardinal Balanced Fund and Cardinal Aggressive Growth Fund. Each share represents an equal proportional interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared at the discretion of the Trustees.

     Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested, and will vote in the aggregate and not by series except as otherwise expressly required by law. For example, shareholders of the Fund will vote in the aggregate with other shareholders of the Group with respect to the election of trustees and ratification of the selection of independent accountants. However, shareholders of the Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of amendments to the Fund's investment advisory agreement or any of the Fund's fundamental policies.

     Overall responsibility for the management of the Fund is vested in the Board of Trustees of the Group. See "WHO MANAGES MY INVESTMENT OF THE FUND?" Individual Trustees are elected by the shareholders of the Group and may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Group and Ohio law. See "ADDITIONAL INFORMATION -- Miscellaneous" in the Statement of Additional Information for further information.

     An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve the investment advisory agreement and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group does not intend to have an annual or special meeting.

     The Group has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group and that the Group will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

     As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a fund" means the consideration received by the fund upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Group not readily identified as belonging to a particular fund that are allocated to the fund by the Group's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Group as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Fund are conclusive.

     As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Fund means the affirmative vote, at a meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Fund present at a meeting at which the holders of more than 50% of the votes attributable to shareholders of record of the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Fund.

     Shareholders should direct all inquiries concerning such matters to the Transfer Agent in writing to 215 East Capital Street, Columbus, Ohio 43215, or by calling (800) 282-9446.

     Shareholders will receive unaudited semi-annual reports describing the investment operations of the Fund and annual financial reports audited by independent auditors.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                        Investment Adviser and Manager
                             Cardinal Management Corp.
                             155 East Broad Street
                             Columbus, Ohio 43215

                        Distributor
                             The Ohio Company
                             155 East Broad Street
                             Columbus, Ohio 43215

                        Transfer Agent and Dividend Paying Agent
                             Cardinal Management Corp.
                             215 East Capital Street
                             Columbus, Ohio 43215

                        Custodian
                             The Fifth Third Bank
                             38 Fountain Square Plaza
                             Cincinnati, Ohio 45263

                        Legal Counsel
                             Baker & Hostetler
                             65 East State Street
                             Columbus, Ohio 43215

                        Independent Auditors
                             KPMG Peat Marwick LLP
                             Two Nationwide Plaza
                             Columbus, Ohio 43215

------------------------------------------------------
------------------------------------------------------

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
PROSPECTUS HIGHLIGHTS.................    2
FEE TABLE.............................    2
PERFORMANCE INFORMATION...............    3
WHAT IS THE FUND?.....................    3
WHAT ARE THE INVESTMENT OBJECTIVES AND
  POLICIES OF THE FUND?...............    3
HOW DO I PURCHASE SHARES OF THE
  FUND?...............................    7
WHAT DISTRIBUTIONS WILL I RECEIVE?....    9
HOW MAY I REDEEM MY SHARES?...........   10
WHAT OTHER SHAREHOLDER PROGRAMS ARE
  PROVIDED?...........................   12
HOW IS NET ASSET VALUE CALCULATED?....   13
DOES THE FUND PAY FEDERAL INCOME
  TAX?................................   14
WHAT ABOUT MY TAXES?..................   14
WHO MANAGES MY INVESTMENT IN THE
  FUND?...............................   15
WHAT ARE MY RIGHTS AS A
  SHAREHOLDER?........................   16

                            ------------------------

NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER, OR THE OHIO COMPANY. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE OHIO COMPANY TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

------------------------------------------------------
------------------------------------------------------


------------------------------------------------------
------------------------------------------------------

                The Ohio Company

                    CARDINAL
                TAX EXEMPT MONEY
                  MARKET FUND
             ------------------------

                  PROSPECTUS

             ------------------------

               JANUARY 10, 1996

------------------------------------------------------
------------------------------------------------------

                                                Rule 497(c) File No. 811-7588

STATEMENT OF ADDITIONAL INFORMATION


                               THE CARDINAL FUND

                      CARDINAL GOVERNMENT OBLIGATIONS FUND

                CARDINAL GOVERNMENT SECURITIES MONEY MARKET FUND

                     CARDINAL TAX EXEMPT MONEY MARKET FUND

                         FOUR INVESTMENT PORTFOLIOS OF

                               THE CARDINAL GROUP

         The Cardinal Fund ("TCF"), Cardinal Government Obligations Fund ("CGOF"), Cardinal Government Securities Money Market Fund ("CGSMMF") and Cardinal Tax Exempt Money Market Fund ("CTEMMF") (collectively, the "Funds" and individually a "Fund") are each a separate diversified, investment portfolio of The Cardinal Group, an open-end, management investment company (the "Group"). The investment objectives of TCF are long-term growth of capital and income. Current income is a secondary objective. The investment objectives of CGOF are to maximize safety of capital and, consistent with such objective, earn the highest available current income obtainable from government securities. The investment objectives of CGSMMF are to maximize current income while preserving capital and maintaining liquidity. The investment objectives of CTEMMF are to maximize current income exempt from federal income tax while preserving capital and maintaining liquidity.

         ------------------------------------------------------------

         For further information regarding the Funds or for assistance in opening an account or redeeming Shares, please call (800) 282-9446 toll free.

         Inquiries may also be made by mail addressed to the Group at its principal office:

                            155 East Broad Street
                            Columbus, Ohio 43215

         This Statement Of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses of the Funds, each dated as of January 10, 1996, which have been filed with the Securities and Exchange Commission. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. The Prospectuses are available upon request without charge from the Group at the above address or by calling the phone number provided above.

                                JANUARY 10, 1996

                               TABLE OF CONTENTS
                               -----------------

                                                                                                    Page
                                                                                                    ----
THE CARDINAL GROUP  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    B-1

INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    B-1

         Additional Information on Portfolio Instruments  . . . . . . . . . . . . . . . . . . . .    B-1
         Investment Restrictions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-11
         Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-14

MANAGEMENT OF THE GROUP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-15

PRINCIPAL SHAREHOLDERS OF THE GROUP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-18

THE ADVISER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-18

PORTFOLIO TRANSACTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-20

TRANSFER AND DIVIDEND AGENT AND FUND ACCOUNTANT . . . . . . . . . . . . . . . . . . . . . . . . .   B-22

EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-23

THE DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-23

CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-25

LEGAL COUNSEL AND INDEPENDENT AUDITORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-25

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . .   B-25

         Determination of Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-26

TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-27

ADDITIONAL INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-32

         Description of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-32
         Vote of a Majority of the Outstanding Shares . . . . . . . . . . . . . . . . . . . . . .   B-33
         Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-33

PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-34

         Yield  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-34
         Calculation of Total Return  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-35
         Performance Comparisons  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   B-36

APPENDIX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-1


                      STATEMENT OF ADDITIONAL INFORMATION


                               THE CARDINAL GROUP

         The Cardinal Group (the "Group") is an open-end management investment company which currently offers six separate diversified investment portfolios, each with different investment objectives.

         This Statement of Additional Information contains information about The Cardinal Fund ("TCF"), Cardinal Government Obligations Fund ("CGOF"), Cardinal Government Securities Money Market Fund ("CGSMMF") and Cardinal Tax Exempt Money Market Fund ("CTEMMF") (collectively, the "Funds" and individually a "Fund").

         Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus of the respective Fund. Capitalized terms not defined herein are defined in the Prospectuses.
No investment in Shares of a Fund should be made without first reading the Prospectus of that Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

Additional Information on Portfolio Instruments
-----------------------------------------------

         The following policies supplement the investment objectives and policies of the Funds as set forth in their respective Prospectuses.

         BANK OBLIGATIONS. As described in its Prospectus, CTEMMF may invest in bank obligations consisting of bankers' acceptances, certificates of deposit, and time deposits.

         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by CTEMMF will be those guaranteed by domestic and foreign banks having, at the time of investment, assets in excess of $500,000,000 (as of the date of their most recently published financial statements).

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic banks and savings and loan associations, if at the time of investment the depository institution has assets in excess of $500,000,000 (as of the date of its most recently published financial statements).

         COMMERCIAL PAPER. Commercial paper in which TCF, CGOF and CTEMMF may invest consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         TCF, CGOF and CTEMMF will invest only in commercial paper which is rated at the time of purchase within the two highest rating groups assigned by one or more appropriate NRSROs, or if unrated, which the Adviser determines to be of comparable quality. For a description of the rating symbols of the NRSROs, see the Appendix.

         U.S. GOVERNMENT OBLIGATIONS. CGOF and CGSMMF invest in, and TCF and CTEMMF may invest in, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         MUNICIPAL SECURITIES. Municipal Securities which may be purchased by CTEMMF currently can be divided into two basic groups: Municipal Notes and Municipal Bonds.

         Municipal Notes generally provide capital for short-term needs and have maturities of one year or less. They include:

                 1. PROJECT NOTES. Project notes are sold through the Department of Housing and Urban Development to raise funds for federally sponsored urban renewal, neighborhood development and housing programs. In low-income housing, proceeds from project notes are chiefly used for construction financing prior to permanent financing. In urban renewal the funds have generally been used for land acquisition and site improvements. (No new urban renewal projects are currently being undertaken as that program has been superseded by the Community Block Grant Program contained in the Housing and Community Development Act of 1974.) Project notes are issued by public bodies created under the laws of one of the states, territories or U.S. possessions and are referred to as Local Issuing Agencies. Project Notes generally range in maturity from three months to one year. While they are the primary obligations of the public housing agencies or the local urban renewal agencies which have issued them, they are also secured by the full faith and credit of the U.S. Government. Payment by the United States pursuant to its full faith and credit obligation does not impair the tax-exempt character of the income from project notes.

                 2. TAX ANTICIPATION NOTES. Tax anticipation notes are issued by state and local governments in anticipation of collection of taxes to finance the current operations of such governments. The notes are generally payable only from tax collections and often only from the proceeds of the specific tax levy whose collection they anticipate.

                 3. REVENUE ANTICIPATION NOTES. Revenue anticipation notes are issued by governmental entities in anticipation of revenues to be received later in the then current fiscal year.

                 4. BOND ANTICIPATION NOTES. Bond anticipation notes are issued in anticipation of a later issuance of bonds and are usually payable from the proceeds of the sale of the bonds anticipated or of renewal notes.

                 5. CONSTRUCTION LOAN NOTES. Construction loan notes, issued to provide construction financing for specific projects, are often redeemed after the projects are completed and accepted with funds obtained from the Federal Housing Administration under "Fannie Mae" (Federal National Mortgage Association) or "Ginnie Mae" (Government National Mortgage Association).

                 6. TAX-EXEMPT COMMERCIAL PAPER. Tax-exempt commercial paper is issued by state and local governments and agencies thereof to finance seasonal working capital needs or in anticipation of longer term financing. The stated maturity is 365 days or less.

         Municipal Bonds are usually issued to obtain funds for various public purposes, to refund outstanding obligations, to meet general operating expenses or to obtain funds to lend to other public institutions and facilities. They are generally classified as either "general obligation" or "revenue" bonds and frequently have maturities in excess of one year at the time of issuance, although issues having variable interest rates with demand features may permit CTEMMF to treat them as having maturities of less than 397 days. See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION -- Determination of Net Asset Value" herein and "HOW IS NET ASSET VALUE CALCULATED?" in CTEMMF's Prospectus.

                 1. GENERAL OBLIGATION BONDS. General obligation bonds are issued by states, counties, regional districts, cities, towns and school districts for a variety of purposes including mass transportation, highway, bridge, school, road, and water and sewer system construction, repair or improvement. Payment of these bonds is secured by a pledge of the issuer's full faith and credit and taxing (usually property tax) power.

                 2. REVENUE BONDS. Revenue bonds are payable solely from the revenues generated from the operations of the facility or facilities being financed or from other non-tax sources. These bonds are often secured by debt service reserve funds, rent subsidies and/or mortgage collateral to finance the construction of housing, highways, bridges, tunnels, hospitals, university and college buildings, port and airport facilities, and electric, water, gas and sewer systems.

                 3. INDUSTRIAL DEVELOPMENT REVENUE AND PRIVATE ACTIVITY BONDS. Industrial development revenue bonds and private activity bonds are usually issued by local government bodies or their authorities to provide funding for industrial facilities, privately operated housing, health care facilities, airports, docks and mass commuting facilities, certain water and sewage facilities, qualified hazardous waste facilities and high speed innercity rail facilities. Under prior law, these bonds also were issued to finance commercial facilities, sports facilities, convention and trade show facilities and pollution control facilities. Payment of principal and interest on such bonds is not secured by the taxing power of the governmental body. Rather, payment is dependent solely upon the ability of the users of the facilities financed by the bonds to meet their financial obligations and the pledge, if any, of the real and personal property financed by such bonds as security for payment.

         Legislation to restrict or eliminate the federal income tax exemption for interest on certain Municipal Securities has been enacted periodically in the recent past and additional legislation may be enacted in the future. This legislation may adversely affect the availability of Municipal Securities for CTEMMF's portfolio. If any such legislation has a materially adverse effect on CTEMMF's ability to achieve its investment objectives, CTEMMF will re-evaluate its investment objectives and submit to its shareholders for approval necessary changes in the objectives and policies of CTEMMF.

         The Municipal Securities described above represent those which CTEMMF currently expects to purchase. However, several new types of municipal bonds and notes, particularly those with shorter maturities, have been introduced in recent years and the Adviser believes that other types of municipal bonds and notes may be offered in the future. Therefore, in order to preserve maximum flexibility in seeking to attain its investment objectives, CTEMMF has determined not to limit its purchase to the types of Municipal Securities described herein, although it will purchase only municipal obligations which have the credit characteristics described herein. In addition, CTEMMF may not purchase any municipal bonds or notes having characteristics or terms that are inconsistent with the investment objectives or investment policies of CTEMMF.

         Subsequent to CTEMMF's purchase of a security, it may be assigned a lower rating or cease to be rated. In such an event the Adviser is required to promptly reassess the credit quality of such security. If such security no longer presents minimal credit risks or if the security is deemed to be an "Unrated Security" or a "Second-Tier Security," within the meaning of Rule 2a-7 of the 1940 Act, and receives a rating by any NRSRO below the second highest rating category, the Adviser is generally required to sell such security within five business days of becoming aware of such an event.

         VARIABLE RATE DEMAND MUNICIPAL SECURITIES. Variable rate demand Municipal Securities are tax-exempt obligations that provide for a periodic adjustment in the interest rate paid on the securities and permit the holder to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit or comparable guarantee issued with respect to such security. The issuer of a variable rate demand security may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

         The terms of the securities must provide that interest rates are adjustable at intervals ranging from weekly up to semi-annually. The adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The variable rate demand securities purchased by CTEMMF are subject to the quality characteristics for Municipal Securities described above. While these securities are expected to have maturities in excess of one year, the Adviser will determine at least monthly that such securities are of high quality. The Trustees have instructed the Adviser to exercise its right to demand payment of principal and accrued interest thereon, if a variable rate demand security held by CTEMMF no longer meets the quality standards of CTEMMF, unless, of course, the security can be sold for a greater amount in the market.

         The principal and accrued interest payable to CTEMMF on demand will be supported by an irrevocable letter of credit or comparable guarantee of a financial institution (generally a commercial bank) whose short-term taxable debt meets the quality criteria for investment by CTEMMF in Municipal Securities, except in cases where the security itself meets the credit criteria of CTEMMF without such letter of credit or comparable guarantee. Thus, although a variable rate demand security may be unrated, CTEMMF will have at all times an alternate high quality credit source to draw upon for payment with respect to such security.

         The variable rate demand securities which CTEMMF may purchase include participation interests in variable rate securities. Such participation interests will have, as part of the participation agreement between CTEMMF and the selling financial institution, a demand feature which permits CTEMMF to demand payment from the seller of the principal amount of CTEMMF's participation plus accrued interest thereon. This demand feature always will be supported by a letter of credit or comparable guarantee provided by the selling financial institution. Such financial institution will retain a service and a letter of credit fee, and a fee for issuing commitments to purchase on demand, in an amount equal to the excess of the interest paid on the variable rate security in which CTEMMF has a participation interest over the negotiated yield at which the participation interest was purchased by CTEMMF. Accordingly, CTEMMF will purchase such participation interests only when the yield to CTEMMF, net of such fees, is equal to or greater than the yield then available on other variable rate demand securities or short-term fixed rate tax exempt securities of comparable quality and where the fees are reasonable in relation to the services provided by the financial institution and the security and liquidity provided by the letter of credit or guarantee.

         CONCENTRATION.  CTEMMF may invest more than 25% of its net assets in
(i) Municipal Securities whose issuers are in the same state, (ii) Municipal Securities, the interest upon which is paid solely from revenues of similar projects and (iii) industrial development and pollution control revenue bonds which are not variable rate demand Municipal Securities, I.E., Municipal Securities which are related in such a way that an economic, business or political development or change affecting one such Municipal Security would also affect the other Municipal Securities; for example, Municipal Securities the interest on which is paid from revenues of similar type projects or Municipal Securities whose issuers are located in the same state. Provided, however, that prior to CTEMMF's so investing its net assets CTEMMF will amend its Prospectus to disclose such practice. The District of Columbia, each state, each of its political subdivisions, agencies, instrumentalities and authorities, and each multi-state agency of which a state is a member, is a separate "issuer" as that term is used in this Statement of Additional Information and in CTEMMF's investment restrictions contained in its Prospectus. The identification of the "issuer" depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is supported only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole "issuer." Similarly, in the case of an industrial development or pollution control revenue bond, if that bond is supported only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole "issuer." If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and must be separately valued.

         WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. CGOF, CGSMMF and CTEMMF may purchase securities on a "when-issued" or "delayed-delivery" basis (I.E., for delivery beyond the normal settlement date at a stated price and yield). When a Fund agrees to purchase securities on a "when-issued" or "delayed-delivery" basis, the Fund's custodian will set aside in a separate account cash or liquid portfolio securities equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase "when-issued" or "delayed-delivery" securities ever exceeded 25% of the value of its assets. Under normal market conditions, however, neither CGOF's, CGSMMF's nor CTEMMF's commitments to purchase "when-issued" or "delayed-delivery" securities will exceed 25% of the value of its assets.

         When CGOF, CGSMMF or CTEMMF engages in "when-issued" or "delayed-delivery" transactions, such Fund relies on the seller to consummate the trade. Failure of the seller to do so may result in that Fund's incurring a loss or missing the opportunity to obtain a price considered to be advantageous. CGOF, CGSMMF and CTEMMF will engage in "when-issued" or "delayed-delivery" transactions only for the purpose of acquiring portfolio securities consistent with such Fund's investment objectives and policies and not for investment leverage.

         SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by such Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that such Fund bears directly in connection with its own operations. Investment companies in which

TCF and CGOF may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by such Fund and, therefore, will be borne directly by shareholders.

         REPURCHASE AGREEMENTS. Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Reserve System and registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including:
(a) possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and
(c) expenses of enforcing its rights. Additionally, there is no controlling legal precedent confirming that the Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees of the Group believes that, under the regular procedures normally in effect for custody of the Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Group if presented with the question. Securities subject to repurchase agreements will be held by the Group's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. CTEMMF is permitted to enter into reverse repurchase agreements for temporary or emergency non-investment purposes in an amount not exceeding (together with other borrowings) 5% of the value of CTEMMF's assets at the time of entering into the agreement. CTEMMF, however, has not entered into such agreements in the past and does not intend to enter into such agreements in the foreseeable future.

         FOREIGN INVESTMENT. Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, TCF may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

         Since foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies.

         In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect TCF's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         TCF will acquire such securities only when the Adviser believes the risks associated with such investments are minimal.

         OPTIONS TRADING. Each of TCF and CGOF may purchase put and call options. A call option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by such Funds will be valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

         When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the

Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         TCF and CGOF may also purchase or sell index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

         FUTURES CONTRACTS. As discussed in the Prospectuses of the TCF and CGOF, each of those Funds may enter into futures contracts. This investment technique is designed primarily to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which a Fund holds or intends to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

         The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

         Futures transactions involve brokerage costs and require a Fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid high grade debt obligations, to cover its performance under such contracts. A Fund may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

         REGULATORY RESTRICTIONS. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, a Fund will maintain in a segregated account cash or liquid high-grade securities equal to the value of such contracts.

         To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being classified as a "commodity pool operator," a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by such Fund plus premiums paid by it for open options on futures would exceed 5% of such Fund's total assets. A Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which such Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 25% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

Investment Restrictions
-----------------------

         Each Fund's investment objectives are fundamental policies and as such may not be changed without a vote of the holders of a majority of that Fund's outstanding Shares. In addition, the following investment restrictions of the Funds may be changed only by a vote of a majority of the outstanding Shares of a Fund (as defined under "ADDITIONAL INFORMATION - Vote of a Majority of the Outstanding Shares" in this Statement of Additional Information).

         Each of TCF and CGOF may not:

         1. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions;

         2. Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

         3. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction).

         4. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund.

         In addition, CGOF may not:

         1. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; or

         2. Mortgage, pledge, hypothecate or, in any other manner, transfer as security for indebtedness any security owned by a Fund, except as may be necessary in connection with permissible borrowings, in which event such mortgaging, pledging or hypothecating may not exceed 5% of the Fund's assets, valued at cost and except that the deposit of assets in escrow in connection with writing covered call options will not be deemed to be the mortgage, pledge, hypothecation or transfer of assets as security described above.

         CGSMMF will not:

         1. Pledge, mortgage or hypothecate its assets, except that to secure borrowings permitted for temporary or emergency non-investment purposes, the Trust may pledge securities having a market value at the time of pledge not exceeding 15% of its total assets (so long as certain state law restrictions are applicable, the market value of securities subject to any such pledge will not exceed 10% of the market value of the Trust's total assets);

         2. Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

         3.      Purchase or sell real estate or real estate mortgage loans;

         4.      Purchase commodities or commodities contracts;

         5. Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs; or

         6. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities.

         CTEMMF will not:

         1. Pledge, mortgage or hypothecate its assets, except that to secure permitted borrowings it may pledge securities having a market value at the time of pledge not exceeding 15% of the Trust's total assets; provided, however, so long as certain state law restrictions are applicable, the market value of securities subject to any such pledge will not exceed 10% of the market value of the Trust's total assets;

         2. Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

         3. Purchase or sell real estate, although the Trust may invest in Municipal Securities or temporary investments secured by interests in real estate;

         4.      Purchase or sell commodities or commodity contracts;

         5. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;

         6. Write, purchase or sell put or call options, except to the extent that securities subject to a demand obligation or stand-by commitment may be acquired;

         7. Purchase participations or other direct interests in oil, gas, or other mineral exploration or development programs; or

         8. Purchase securities which are not Municipal Securities and the income from which is subject to federal income tax, if such purchase would cause more than 20% of the Trust's total assets to be invested in such securities.

         The following additional investment restrictions may be changed without the majority vote of the outstanding Shares of any of the Funds. Each Fund may not:

         1. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and
(b) to the extent permitted by the 1940 Act or pursuant to any exemptions therefrom;

         2.      Engage in any short sales; or

         3. Invest more than 15% of the Fund's total assets in securities which are restricted as to disposition.

         In addition, TCF has the following nonfundamental investment restrictions: (1) TCF may not purchase or retain securities of any issuer if, to the knowledge of the Group, the officers and trustees of the Group and the officers and directors of its investment adviser, who each own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own beneficially more than 5% of such securities, (2) mortgage or hypothecate the

Fund's assets in excess of one-third of the Fund's total assets, (3) purchase participations or direct interests in oil, gas or other mineral exploration or development programs (although investments by the Fund in marketable securities of companies engaged in such activities are not prohibited by this restriction), or (4) invest more than 10% of the Fund's total assets in securities of issuers which, together with any predecessors, have a record of less than three years' continuous operation.

         If a percentage restriction or requirement set forth above is met at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not be considered a violation of the policy. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities to exceed the limitation in its non-fundamental policy as set forth in its Prospectus, the Fund will act to cause the aggregate amount of illiquid securities to come within such limit as soon as reasonably practicable. In such an event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

         The Group has represented to the California Department of Corporations on behalf of each of the Funds that, in order to comply with applicable regulations, each Fund may acquire or retain securities of other open-end management investment companies only if such investments are made in open-end management investment companies sold with no sales commission and the Fund's investment adviser waives its management fee with respect to such investments. The Group intends to comply with this undertaking with respect to a Fund for so long as such Fund has its Shares registered for sale in the State of California or such representation is required by the California Department of Corporations.

Portfolio Turnover
------------------

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of that Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The Securities and Exchange Commission (the "Commission") requires that the calculation exclude all securities whose remaining maturities at the time of acquisition were one year or less.

         Because CGSMMF and CTEMMF intend to invest entirely in securities with maturities of less than one year and because the Commission requires such securities to be excluded from the calculation of portfolio turnover rate, the portfolio turnover with respect to each of CGSMMF and CTEMMF is expected to be zero percent for regulatory purposes. For each of the other Funds, the portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. For the fiscal period ending September 30, 1996, the Group estimates that the portfolio turnover rate for each of TCF and CGOF will not exceed 50%. Portfolio turnover will not be a limiting factor in making investment decisions.

                            MANAGEMENT OF THE GROUP

         The trustees and officers of the Group, together with their addresses and principal business occupations and other affiliations during the last five years, are shown below. Each person named as a trustee also serves as a director of The Cardinal Fund Inc. and also serves as a trustee of Cardinal Government Securities Trust, Cardinal Tax Exempt Money Trust and Cardinal Government Obligations Fund. Each trustee who is an "interested person" of the Group, as that term is defined in the 1940 Act, is indicated by an asterisk.

Name, Business                             Position(s) Held                  Principal Occupation(s)
Address and Age                             with the Group                   During Past 5 Years
---------------                            ----------------                  -----------------------
Gordon B. Carson                           Trustee, Member of                Principal, Whitfield Robert
5413 Gardenbrook Drive                     Executive Committee               Associates (construction consulting
Midland, Michigan 48642                                                      firm) since 1988; formerly, Vice
Age: 84                                                                      President of Michigan Molecular
                                                                             Institute (polymer science research
                                                                             institute).

*H. Keith Allen                            Chairman and Trustee,             Senior Executive Vice President and
155 East Broad Street                      Member of Executive,              a Director of The Ohio Company
Columbus, Ohio 43215                       Nominating and Investment         (investment banking).
Age: 54                                    Committees

John B. Gerlach, Jr.                       Trustee, Member of Audit          Since 1994, President and a
37 West Broad Street                       Committee                         Director of Lancaster Colony
Columbus, Ohio 43215                                                         Corporation (diversified consumer
Age: 41                                                                      products); prior thereto, Executive
                                                                             Vice President, Secretary and a
                                                                             Director of Lancaster Colony
                                                                             Corporation.

Michael J. Knilans                         Trustee, Member of                Chairman, Ohio Bureau of Workers'
1119 Kingsdale Terrace                     Executive Committee               Compensation.
Columbus, Ohio 43220
Age: 68

James I. Luck                              Trustee                           President, The Columbus Foundation
1234 East Broad Street                                                       (philanthropic public foundation).
Columbus, Ohio 43205
Age: 50

David L. Nelson                            Trustee, Member of Audit          Vice President, Customer
18 James Lane                              and Nominating Committees         Satisfaction, Industry Segment, and
Stamford, CT 06903                                                           former President, ABB Process
Age: 65                                                                      Automation Business of Asea Brown
                                                                             Boveri, Inc. (designer and
                                                                             manufacturer of process automation
                                                                             systems for basic industries);
                                                                             former President, Process
                                                                             Automation Business, of Combustion
                                                                             Engineering, Inc. (designer and
                                                                             manufacturer of process automation
                                                                             systems for basic industries).

*C. A. Peterson                            Trustee                           Retired; Chartered Financial
150 E. Wilson Bridge Rd.                                                     Analyst, former Senior Executive
Worthington, Ohio 43085                                                      Vice President and Director of The
Age: 69                                                                      Ohio Company (investment banking).

Lawrence H. Rogers II                      Trustee                           Self-employed author; former Vice
4600 Drake Road                                                              Chairman, Motor Sports Enterprises,
Cincinnati, Ohio 45243                                                       Inc.
Age: 74

*Frank W. Siegel                           President and                     Senior Vice President, The Ohio
155 East Broad Street                      Trustee, Member of                Company (investment banking);
Columbus, Ohio 43215                       Executive and Nominating          former Vice President, Keystone
Age: 43                                    Committees                        Group (mutual fund
                                                                             management/adminis-tration); former
                                                                             Senior Vice President, Trust
                                                                             Advisory Group (mutual fund
                                                                             consulting).

Joseph H. Stegmayer                        Trustee, Member of Audit          President and a Director of Clayton
724 Hampton Roads Dr.                      and Nominating Committees         Homes, Inc. (manufactured homes);
Knoxville, TN 37922-4071                                                     former Vice President, Treasurer,
Age: 44                                                                      Chief Financial Officer and a
                                                                             Director of Worthington Industries,
                                                                             Inc. (specialty steel and plastics
                                                                             manufacturer).

Karen J. Hipsher                           Secretary                         Executive Secretary, The Ohio
155 East Broad Street                                                        Company (investment banking).
Columbus, Ohio 43215
Age: 50

James M. Schrack II                        Treasurer                         Vice President and Trust Officer of
155 East Broad Street                                                        The Ohio Company (investment
Columbus, Ohio 43215                                                         banking).
Age: 37

                                      B-16

Bruce E. McKibben                          Assistant                         Since April, 1992,
155 East Broad Street                      Treasurer                         Employee of The Ohio
Columbus, Ohio 43215                                                         Company (investment
Age: 26                                                                      banking); prior thereto,
                                                                             student at The Ohio State
                                                                             University.

       As of October 26, 1995, all trustees and officers of the Group as a group owned fewer than one percent of the Shares of each Fund then outstanding.

       Pursuant to the ultimate authority of the Board of Trustees of the Group, the Executive Committee is responsible for the general management of the affairs of the Group. This Committee's actions are reported to and reviewed by the Board of Trustees.

       Messrs. Allen and Siegel are Chairman, President and a director, and Vice President and a director, respectively, of the Adviser, and Mr. Schrack is a Vice President of the Adviser. The compensation of trustees and officers of the Group who are employed by The Ohio Company is paid by The Ohio Company. Trustees' fees plus expenses are paid by the Group, except that Messrs. Allen and Siegel receive no fees from the Group.

       The following table sets forth information regarding all compensation paid by the Group to its Trustees for their services as trustees during the fiscal year ended September 30, 1995. The Group has no pension or retirement plans.

                                       COMPENSATION TABLE

                                         Aggregate                         Total Compensation
 Name and Position                       Compensation                      From the Group and
 With the Group*                         From the Group                    the Fund Complex**
 ---------------                         --------------                    ------------------

 Gordon B. Carson                          $2,000                            $12,000
 Trustee and Member of
 Executive Committee

 H. Keith Allen                            $    0                            $     0
 Chairman, Trustee and
 Member of Executive,
 Nominating and
 Investment Committees

 John B. Gerlach                           $2,000                            $13,000
 Trustee and Member of
 Audit Committee

 Michael J. Knilans                        $2,000                            $12,000
 Trustee and Member of
 Executive Committee

                                     B-17


                                         Aggregate                         Total Compensation
 Name and Position                       Compensation                      From the Group and
 With the Group*                         From the Group                    the Fund Complex**
 ---------------                         --------------                    ------------------

 James I. Luck                             $2,000                            $12,000
 Trustee

 David L. Nelson                           $2,000                            $13,000
 Trustee and Member of
 Audit and Nominating
 Committees

 C.A. Peterson                             $2,000                            $12,000
 Trustee

 Lawrence H. Rogers, II                    $2,000                            $12,000
 Trustee

 John L. Schlater                          $    0                            $     0
 Trustee

 Frank W. Siegel                           $    0                            $     0
 Trustee, President and
 Member of Executive and
 Nominating Committees

 Joseph H. Stegmayer                       $1,500                            $10,000
 Trustee and Member of
 Audit and Nominating
 Committees


___________________________________
       *During the fiscal year ended September 30, 1995, John L. Schlater, a former officer of The Ohio Company and the Adviser, had served as a trustee of the Group but no longer does so as of the date hereof. Mr. Schlater did not receive any compensation from the Group or the Fund Complex.

       **For purposes of this Table, Fund Complex means one or more mutual funds, including the Group, which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related.


                      PRINCIPAL SHAREHOLDERS OF THE GROUP

       There were no persons known to the Group to be the beneficial owner of more than 5% of any Fund's Shares or of the total number of the Group's shares outstanding as of October 26, 1995.

                                  THE ADVISER

       The Group has entered into an Investment Advisory and Management Agreement dated as of June 18, 1993, as amended January 10, 1996 (the "Investment Advisory Agreement"), with Cardinal

Management Corp. (the "Adviser"). Pursuant to the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory and management services as described in the Prospectuses of the Funds. As compensation for such services, facilities and expenses, the Adviser receives a fee (1) from each of CGOF, CGSMMF and CTEMMF, computed and accrued daily and paid monthly, based on an annual rate of .50% of the daily net asset value of that Fund and
(2) from TCF, computed and accrued daily and paid monthly, based on an annual rate of 0.60% of the daily net asset value of TCF. In addition, the Adviser also provides similar services to the other two funds of the Group, Cardinal Balanced Fund ("CBF") and Cardinal Aggressive Growth Fund ("CAGF"), and receives a fee from each such Fund, computed and accrued daily and paid monthly, based on an annual rate of .75% of the daily net asset value of that Fund. For the fiscal years ended September 30, 1995 and 1994, and the fiscal period ended September 30, 1993, fees earned under the Investment Advisory Agreement, with respect to CBF, were $101,585, $103,264 and $11,128, respectively, and, with respect to CAGF, were $71,508, $66,792 and $5,058, respectively.

       The Adviser is a wholly owned subsidiary of The Ohio Company, an investment banking firm organized in 1925. Descendants of H. P. and R. F. Wolfe, deceased, and members of their families, through their possession of a majority of the voting stock, may be considered controlling persons of The Ohio Company. H. Keith Allen is an officer and director of The Ohio Company. Frank
W. Siegel, John L. Schlater, Hannibal L. Godwin III, and James M. Schrack II, are each officers of The Ohio Company.

       Unless sooner terminated, the Investment Advisory Agreement with respect to a Fund continues for successive one-year periods ending June 18 of each year if such continuance is approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding Shares of that Fund (as defined under "ADDITIONAL INFORMATION -- Vote of a Majority of the Outstanding Shares" below), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940
Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

       The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Group in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or negligence on the part of the Adviser in the performance of its duties, or from negligent disregard by the Adviser of its duties and obligations thereunder.

                             PORTFOLIO TRANSACTIONS

       Pursuant to the Investment Advisory Agreement, the Adviser, subject to the policies established by the Board of Trustees of the Group and in accordance with the Funds' investment restrictions and policies, is responsible for each Fund's portfolio decisions and the placing of the Funds' portfolio transactions. Purchases and sales of portfolio securities which are debt securities usually are principal transactions in which such portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions.
Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Group, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

       In executing such transactions, the Adviser seeks to obtain the best net results for a Fund taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulties of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Adviser generally seeks reasonably competitive commission rates, for the reasons stated in the prior sentence, a Fund will not necessarily be paying the lowest commission or spread available.

       The Adviser may consider provision of research, statistical and other information to the Group, a Fund or the Adviser in the selection of qualified broker-dealers who effect portfolio transactions for a Fund so long as the Adviser's ability to obtain the best net results for portfolio transactions of that Fund is not diminished. Such research services include supplemental research, securities and economic analyses, and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Such research services may also be useful to the Adviser in connection with its services to other clients. Similarly, research services provided by brokers serving such other clients may be useful to the Adviser in connection with its services to a Fund. Although this information is useful to a Fund and the Adviser, except as described below, it is not possible to place a dollar value on it. It is the opinion of the Board of Trustees and the Adviser that the review and study of this information will not reduce the overall cost to the Adviser of performing its duties to the Funds under the Investment Advisory Agreement. The Adviser, on behalf of the Funds, may direct brokerage transactions to
Columbine Research in return for the provision of research services.   Such
brokerage transactions are subject to the requirements as to price and execution as described above. The Group is not authorized to pay brokerage commissions which are in excess of those which another qualified broker would charge solely by reason of brokerage and research services provided.

       In addition, the Group has authorized the Adviser to place brokerage transactions through Pershing and Company, a division of Donaldson, Lufkin & Jenrette, in return for Lipper Data information prepared for the Group's Trustees relating to information on fees and expenses of other mutual funds. However, such brokerage transactions are subject to the requirements as to execution and price described above.

       Investment decisions for a Fund are made independently from those for another Fund of the Group or any other investment company or account managed by the Adviser. Any such other Funds, investment company or account may also invest in the same securities as a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of one Fund and another Fund, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other Fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by that Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other funds or for other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreement, in making investment recommendations for the Group, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Group is a customer of the Adviser, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Adviser, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Group.

       Pursuant to Investment Advisory Agreement, the Adviser also serves as general manager and administrator to each of the Funds. The Adviser assists in supervising all operations of each Fund (other than those performed by The Fifth Third Bank under the Custodian Agreement and by the Adviser under the Transfer Agency and Fund Accounting Agreement).

       The Adviser has agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by each Fund and file all of a Fund's federal and state tax returns and required tax filings other than those required to be made by each Fund's custodian and Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Group's counsel; assist to the extent requested by the Group with the Group's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of each Fund, including calculation of daily expense accruals; and generally assist in all aspects of each Fund's operations.

                TRANSFER AND DIVIDEND AGENT AND FUND ACCOUNTANT

       The Group has entered into a Transfer Agency and Fund Accounting Agreement dated as of June 18, 1993, as amended as of January 10, 1996 (the "Transfer Agency Agreement"), with the Transfer Agent, pursuant to which the Transfer Agent has agreed to act as the transfer agent, dividend disbursing agent and administrator of plans for each Fund and to provide certain fund accounting services for each Fund. Pursuant to the Transfer Agency Agreement, the Transfer Agent, among other things, performs the following services in connection with each Fund's shareholders of record: maintenance of shareholder records for the Fund's shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of shares of the Group on the shareholder files and records; processing dividend payments and reinvestment; and assistance in the mailing of shareholder reports and proxy solicitation materials. In consideration of such services each Fund has agreed to pay the Transfer Agent monthly an annual fee equal to $21 per shareholder account plus out-of-pocket expenses.

       In addition, the Transfer Agency provides certain fund accounting services to each of the Funds, including maintaining the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintaining a monthly trial balance of all ledger accounts; performing certain accounting services for each Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with such Fund's custodian, affirmation to that Fund's custodian of all portfolio trades and cash settlements, verification and reconciliation with that Fund's custodian of all daily trade activity; providing certain reports; obtaining dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and preparing an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund. In consideration for such services, each Fund has agreed to pay the Transfer Agent a fee, computed daily and paid periodically at an annual rate of .03% of such Fund's average daily net assets.

                                    EXPENSES

       If total expenses borne by a Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, the Adviser will reimburse that Fund by the amount of such excess. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Funds limit each Fund's aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2 1/2% of the first $30 million of a Fund's average net assets, 2% of the next $70 million of such Fund's average net assets, and 1 1/2% of such Fund's remaining average net assets. Any expense reimbursements will be estimated daily and reconciled and paid on a monthly basis.

                                THE DISTRIBUTOR

       The Ohio Company serves as agent for the Funds in the distribution of their Shares pursuant to a Distribution Agreement dated June 18, 1993, as amended as of January 10, 1996 (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement remains in effect for successive annual periods ending on June 18 if approved at least annually (i) by the Group's Board of Trustees or by the vote of a majority of the outstanding shares of the Group, and (ii) by the vote of a majority of the Trustees of the Group who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

       In its capacity as Distributor, The Ohio Company solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. The Distributor receives no compensation from the Group under the Distribution Agreement, but may receive compensation under the Distribution and Shareholder Service Plan described below and retain all or a portion of the sales charges with respect to its sales of Shares of TCF and CGOF.

       As described in the Prospectus, the Group has adopted a Distribution and Shareholder Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which each of TCF and CGOF (collectively, the "12b-1 Funds") is authorized to pay The Ohio Company for payments it makes to broker-dealers, including The Ohio Company, banks and other institutions (with all of the foregoing organizations being referred to as "Participating Organizations") for providing distribution or shareholder service assistance or for distribution assistance and/or shareholder service provided by The Ohio Company pursuant to an agreement between The Ohio Company and the Group. Payments to such Participating Organizations may be made pursuant to agreements entered into with The Ohio Company. The Plan authorizes each 12b-1 Fund to make payments to The Ohio Company in an amount not in excess, on an annual basis, of 0.25% of the average daily net asset value of that 12b-1 Fund.

       As required by Rule 12b-1, the Plan was approved by the initial sole shareholder of each 12b-1 Fund and by the Board of Trustees, including a majority of the Trustees who are not interested persons of that 12b-1 Fund and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan may be terminated as to a 12b-1 Fund by vote of a majority of the Independent Trustees, or by vote of majority of the outstanding Shares of that 12b-1 Fund. Any change in the Plan that would materially increase the distribution cost to a 12b-1 Fund requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Group shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan with respect to a 12b-1 Fund may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of such 12b-1 Fund.

       The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit the 12b-1 Funds and their Shareholders.

       The Board of Trustees of the Group believes that the Plan is in the best interests of the 12b-1 Funds since it encourages Fund growth and retention of Fund assets. As a 12b-1 Fund grows in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

       As authorized by the Plan, the Group has entered into a Rule 12b-1 Agreement with The Ohio Company pursuant to which The Ohio Company has agreed to provide certain shareholder services in connection with Shares of a 12b-1 Fund purchased and held by The Ohio Company for the accounts of its customers and Shares of a 12b-1 Fund purchased and held by customers of The Ohio Company directly, including, but not limited to, answering Shareholder questions concerning the 12b-1 Funds, providing information to Shareholders on their investments in the 12b-1 Funds and providing such personnel and communication equipment as is necessary and appropriate to accomplish such matters. In consideration of such services the Group, on behalf of each 12b-1 Fund, has agreed to pay The Ohio Company a monthly fee, computed at the annual rate of
 .25% of the average aggregate net asset value of Shares of that 12b-1 Fund held during the period in customer accounts for which The Ohio Company has provided services under this Agreement.

       In addition, The Ohio Company may enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain Shareholder services including, but not limited to, those discussed above.

                                   CUSTODIAN

       The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, has been selected to serve as the Funds' custodian pursuant to the Custody Agreement dated June 18, 1993, as amended as of January 10, 1996. In such capacity the custodian will hold or arrange for the holding of all portfolio securities and other assets of the Funds.

                     LEGAL COUNSEL AND INDEPENDENT AUDITORS

       Baker & Hostetler, 65 East State Street, Columbus, Ohio 43215, is counsel to the Group and will pass upon the legality of the Shares offered thereby. The Group has selected KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, Ohio 43215, as independent auditors for the Funds.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

       The Funds' Shares may be purchased at the public offering price and are sold on a continuous basis through The Ohio Company, principal underwriter of the Funds' Shares, at its address and number set forth on the cover page of this Statement of Additional Information, and through other broker-dealers who are members of the National Association of Securities Dealers, Inc. and have sales agreements with The Ohio Company.

       The Group may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or
(d) an emergency exists as a result of which (i) disposal by the Group of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Group to determine the fair value of its net assets.

       Use of the check-writing redemption procedure will be subject to the rules and regulations of The Fifth Third Bank (the "Bank") governing checking accounts. Neither the Bank nor the Group shall incur any liability to a participating shareholder under this procedure for not honoring a check that exceeds the value of Shares in a shareholder's account, for honoring checks properly drafted, for effecting redemptions pursuant to payment thereof or for returning checks not accepted for payment. This procedure may be terminated at any time by the Group, the Bank or the participating shareholder. A shareholder participating in the check-writing redemption procedure has not established a checking or other account with the Bank for the purposes of Federal Deposit Insurance or otherwise.

Determination of Net Asset Value
--------------------------------

       The Group values the portfolio securities of CGSMMF and CTEMMF (collectively, the "Money Market Funds" and individually a "Money Market Fund") using the amortized cost valuation method. This method involves valuing a security at its cost and thereafter accruing any discount or premium at a constant rate to maturity. By declaring these accruals to the Money Market Funds' shareholders in the daily dividend, the value of a Money Market Fund's assets, and, thus, its net asset value per share, will generally remain constant. Although this method provides certainty in valuation, it may result in periods during which the value of a Money Market Fund's securities, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the securities. During such periods, the yield on Shares of the Money Market Fund may differ somewhat from that obtained in a similar fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. For example, if the use of amortized cost by a Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher yield than would result from investment in a similar fund utilizing solely market values, and existing investors in the Money Market Fund would receive less investment income.

       The valuation of the Money Market Funds' portfolio securities based upon their amortized cost and the maintenance of the Money Market Funds' per share net asset value of $1.00 is permitted based on the Money Market Funds' adherence to certain conditions, including maintaining a dollar-weighted average portfolio maturity of 90 days or less and purchasing only portfolio securities having remaining maturities of 397 days or less. The Board of Trustees has also established procedures designed to stabilize, to the extent reasonably possible, the Money Market Funds' net asset value per share, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Money Market Funds' portfolio holdings by the Board of Trustees at such intervals as it may deem appropriate to determine whether the Money Market Funds' net asset value calculated by using available market quotations deviates from $1.00 per Share and, if so, whether such deviation may result in material dilution or may be otherwise unfair to existing shareholders. These procedures also include a review by the Adviser in accordance with policies established by the Board of Trustees not less frequently than [monthly] of the quality of certain Municipal Securities having variable interest rates and demand features that permit CTEMMF to calculate the maturity of such obligations to a point in time prior to their stated maturity. In the event the Board of Trustees determines that deviation in net asset value exists, the Board of Trustees will take such corrective action as it deems necessary and appropriate, which action might include redemption of Shares in kind, selling portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, reduction of the number of Shares outstanding (i.e. the declaration of a negative dividend) or establishing a net asset value per share by using available market quotations.

                                     TAXES

       GENERAL.      Each Fund intends to qualify as a "regulated investment
company" under the Code for so long as such qualification is in the best interest of that Fund's shareholders. In order to qualify as a regulated investment company, a Fund must, among other things: derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stocks, securities, or currencies; derive less than 30% of its gross income from the sale or other disposition of stocks, securities, options, future contracts or foreign currencies held less than three months; and diversify its investments within certain prescribed limits. In addition, to utilize the tax provisions specially applicable to regulated investment companies, a Fund must distribute to its shareholders at least 90% of its investment company taxable income for the year. In general, a Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

       A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, such Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

       Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

       It is expected that each Fund will distribute annually to shareholders all or substantially all of that Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to shareholders for federal income tax purposes, even if paid in additional Shares of the Fund and not in cash.

       Distribution by a Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to shareholders as long-term capital gain in the year in which it is received, regardless of how long the shareholder has held the Shares. Such distributions are not eligible for the dividends-received deduction.

       Federal taxable income of individuals is subject to graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. Further, the marginal tax rate may be in excess of 39.6%, because adjustments reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.

       Capital gains of individuals are subject to tax at the same rates applicable to ordinary income; however, the tax rate on capital gains of individuals cannot exceed 28%. Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward to future years.

       Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%.
Further, a corporation's federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, but not more than $100,000.

       Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

       Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. Each Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction. The amount so designated may not exceed the amount received by that Fund for its taxable year that qualifies for the dividends received deduction.

       A Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends paid to any shareholder who has provided either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure properly to include on his return payments of interest or dividends.

       Information set forth in the Prospectuses and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of a Fund. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectuses and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

       SPECIFIC INFORMATION REGARDING CTEMMF.     An exempt-interest dividend
is any dividend or part thereof (other than a capital gain dividend) paid by CTEMMF that is derived from interest received by CTEMMF that is excluded from gross income for federal income tax purposes, net of certain deductions, provided the dividend is designated as an exempt-interest dividend in a written notice mailed to shareholders not later than sixty days after the close of CTEMMF's taxable year. The percentage of the total dividends paid by CTEMMF during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during such year.
Exempt-interest dividends shall be treated by CTEMMF's shareholders as items of interest excludable from their gross income for Federal income tax purposes under Section 103(a) of the Code. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) of the Code if such shareholder is a "substantial user" or a "related person" to such user under Section 147(a) of the Code with respect to any of the Municipal Securities held by CTEMMF. If a shareholder receives an exempt-interest dividend with respect to any Share and such Share is held by the shareholder for six months or less, any loss on the sale or exchange of such Share shall be disallowed to the extent of the amount of such exempt-interest dividend.

       In general, interest on indebtedness incurred or continued by a shareholder to purchase or carry Shares of CTEMMF is not deductible for federal income tax purposes if CTEMMF distributes exempt-interest dividends during the shareholder's taxable year. A shareholder of CTEMMF that is a financial institution may not deduct interest expense attributable to indebtedness incurred or continued to purchase or carry Shares of CTEMMF if CTEMMF distributes exempt-interest dividends during the shareholder's taxable year (except that 80% in the case of interest expense attributable to tax-exempt obligations acquired after December 31, 1982, and prior to August 7, 1986 may be deducted). Certain federal income tax deductions of property and casualty insurance companies holding Shares of CTEMMF and receiving exempt-interest dividends may also be adversely affected. In certain limited instances, the portion of Social Security benefits received by a shareholder which may be subject to federal income tax may be affected by the amount of tax-exempt interest income, including exempt-interest dividends received by shareholders of CTEMMF.

       In the unlikely event CTEMMF realizes long-term capital gains, CTEMMF intends to distribute any realized net long-term capital gains annually. If CTEMMF distributes such gains, CTEMMF will have no tax liability with respect to such gains, and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held the Shares. Any such distributions will be designated as a capital gain dividend in a written notice mailed by CTEMMF to the shareholders not later than sixty days after the close of CTEMMF's taxable year. It should be noted, however, that capital gains are taxed like ordinary income except that net capital gains of individuals are subject to a maximum federal income tax rate of 28%. Net capital gains are the excess of net long-term capital gains over net short-term capital losses. Any net short-term capital gains are taxed at ordinary income tax rates. If a shareholder receives a capital gain dividend with respect to any Share and then sells the Share before he has held it for more than six months, any loss on the sale of the Share is treated as long-term capital loss to the extent of the capital gain dividend received.

       Interest earned by individuals and corporations on certain municipal obligations issued on or after August 8, 1986, to finance certain private activities will be treated as a tax preference item in computing the alternative minimum tax. It is likely that exempt-interest dividends received by shareholders from CTEMMF will also be treated as tax preference items in computing the alternative minimum tax to the extent that distributions by CTEMMF are attributable to such obligations. Also, a portion of all other interest excluded from gross income for federal income tax purposes earned by a corporation may be subject to the alternative minimum tax as a result of the inclusion in alternative minimum taxable income of 75% of the excess of adjusted current earnings and profits over pre-book alternative minimum taxable income. Adjusted current earnings and profits would include exempt-interest dividends distributed by CTEMMF to corporate shareholders.

       For taxable years of corporations beginning before 1996, the Superfund Revenue Act of 1986 imposes an additional tax (which is deductible for federal income tax purposes) on a corporation at a rate of 0.12 of one percent on the excess over $2,000,000 of such corporation's "modified alternative minimum taxable income," which would include a portion of the exempt-interest dividends distributed by CTEMMF to such corporation, and exempt-interest dividends distributed to certain foreign corporations doing business in the United States could be subject to a branch profits tax imposed by Section 884 of the Code.

       Distributions of exempt-interest dividends by CTEMMF may be subject to state and local taxes even though a substantial portion of such distributions may be derived from interest on obligations which, if received directly, would be exempt from such taxes. CTEMMF will report to its shareholders annually after the close of its taxable year the percentage and source, on a state-by-state basis, of interest income earned on municipal obligations held by CTEMMF during the preceding year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

                             ADDITIONAL INFORMATION

Description of Shares
---------------------

       The Group is an Ohio business trust. The Group was organized on March 23, 1993, and the Group's Declaration of Trust was filed with the Secretary of State of Ohio on March 23, 1993. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. The Group presently has six series of Shares, four of which represent interests in the Funds. The Group's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Group into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

       Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the respective Prospectus and this Statement of Additional Information, a Fund's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Group, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Fund, of any general assets not belonging to any particular Fund which are available for distribution.

       Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Group shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a series will be required in connection with a matter, a series will be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical, or that the matter does not affect any interest of the series.
Under Rule 18f-2, the approval of any amendment to the Investment Advisory Agreement or any change in investment policy submitted to shareholders would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, Rule 18f-2 also provides that the ratification of independent public accountants and the election of Trustees may be effectively acted upon by shareholders of the Group voting without regard to series.

Vote of a Majority of the Outstanding Shares
--------------------------------------------

       As used in the Prospectuses and this Statement of Additional Information, "vote of a majority of the outstanding Shares" of the Group or a Fund, means the affirmative vote, at an annual or special meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Group or that Fund present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Group or that Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Group or such Fund.

Miscellaneous
-------------

       Individual Trustees are elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals.
Generally, shareholders owning not less than 20% of the outstanding shares of the Group entitled to vote may cause the Trustees to call a special meeting. However, the Group has represented to the Commission that the Trustees will call a special meeting for the purpose of considering the removal of one or more Trustees upon written request therefor from shareholders owning not less than 10% of the outstanding votes of the Group entitled to vote and that the Group will assist in communications with other shareholders as required by
Section 16(c) of the 1940 Act. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

       The Group is registered with the Commission as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Group.

       The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

       The Prospectuses and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this Statement of Additional Information.

                            PERFORMANCE INFORMATION

Yields
------
       The yield of TCF and CGOF will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by a Share's maximum offering price (as of the date hereof, 4.5%) (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of TCF and CGOF will vary from time to time depending upon market conditions, the composition of such Fund's portfolio and operating expenses of the Group allocated to that Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing TCF's or CGOF's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of TCF's and CGOF's Shares and to the relative risks associated with the investment objectives and policies of those Funds.

       The current (average annualized) yield of CGSMMF and CTEMMF for any seven-day period is calculated by dividing the average daily net income per Share earned by that Fund during the seven-day calendar period by such Fund's average price per Share over the same period and annualizing this quotient on a 365 day basis. For purposes of this calculation, the daily net income reflects dividends declared on the original Share and dividends declared on any Shares purchased with dividends on that Share. Capital changes that are excluded from the calculation are realized gains and losses from the sale of securities as well as unrealized appreciation and depreciation with respect to the Fund's portfolio.

       The effective or compounded yield of CGSMMF and CTEMMF for any seven-day period is computed by adding the number one to the daily net income per Share earned by such Fund during the seven-day calendar period, raising the sum to a power equal to 365 divided by seven, and subtracting the number one from the result.

       CTEMMF's tax-equivalent yield is computed by dividing that portion of CTEMMF's yield which is tax-exempt by 1 minus the stated income tax rate and adding the result to that portion, if any, of CTEMMF's yield that is not tax-exempt. CTEMMF's tax-equivalent effective yield is computed by dividing that portion of the effective yield which is tax-exempt by 1 minus the stated income tax rate and adding to that result the portion, if any, of CTEMMF's effective yield that is not tax-exempt.

Calculation of Total Return
---------------------------

       Each quotation of average annual total return will be computed by finding the average annual compounded rate of return over that period which would equate the value of an initial amount of $1,000 invested in a Fund equal to the ending redeemable value, according to the following formula:

                                P(T + 1)n = ERV

       Where: P = a hypothetical initial payment of $1,000, T = average annual total return, n = number of years, and ERV = ending redeemable value of a hypothetical $1,000 payment at the beginning of the period at the end of the period for which average annual total return is being calculated assuming a complete redemption. The calculation of average annual total return assumes the deduction of the maximum sales charge from the initial investment of $1,000, assumes the reinvestment of all dividends and distributions at the price stated in the then effective Prospectus on the reinvestment dates during the period and includes all recurring fees that are charged to all shareholder accounts assuming such Fund's average account size. Cumulative return is computed by using average annual total return, as calculated above, for each year of the relevant period to determine the total return on a hypothetical initial investment of $1,000 over such period.

       In addition, as described in CGOF's Prospectus, from time to time CGOF may include in its sales literature and shareholder reports a quote of a current "distribution" rate. The current distribution rate is computed by dividing the total amount of dividends per share paid by CGOF during the past twelve months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such changed policies were in effect, rather than using the dividends during the past twelve months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains and net equalization credits and is calculated over a different period of time.

       At any time in the future, yields and total return may be higher or lower than past yields and total return and there can be no assurance that any historical results will continue. Investors in the Funds are specifically advised that Share prices of TCF and CGOF, expressed as the net asset values per share, will vary just as yields and total return will vary.

Performance Comparisons
-----------------------

       Investors may also judge the performance of a Fund by comparing its performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and, Standard & Poor's Corporation and to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. and CDA Investment Technologies, Inc. Comparisons may also be made to indices or data published in Donoghue's MONEY FUND REPORT of Holliston, Massachusetts, a nationally recognized money market fund reporting service, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, The Columbus Dispatch, Business Week, U.S.A. Today and Consumer Reports. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

                                    APPENDIX


       COMMERCIAL PAPER RATINGS. Commercial paper ratings of Standard & Poor's Corporation ("S&P") are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by S&P indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1.

       The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

       Commercial paper rated F-1 by Fitch Investors Service ("Fitch") is regarded as having the strongest degree of assurance for timely payments. Commercial paper rated F-2 by Fitch is regarded as having an assurance of timely payment only slightly less than the strongest rating, I.E., F-1.

       The plus (+) sign is used after a rating symbol to designate the relative position of an issuer within the rating category.

       CORPORATE DEBT RATINGS. A S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

       The following summarizes the four highest ratings used by Moody's for corporate debt. Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds that are rated Baa by Moody's are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Moody's applies numerical modifiers (1, 2, and 3) with respect to bonds rated Aa through Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

       The following summarizes the four highest long-term debt ratings by Duff. Debt rated AAA has the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.
Debt rated AA has a high credit quality and protection factors are strong.
Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated A has protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Debt rated BBB has below average protection factors but is still considered sufficient for prudent investment. However, there is considerable variability in risk during economic cycles.

       To provide more detailed indications of credit quality, the ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

       The following summarizes the four highest long-term debt ratings by Fitch (except for AAA ratings, plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category). Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "F-1+." Bonds rated as A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings for these bonds will fall below investment grade is higher than for bonds with higher ratings.

       The following summarizes IBCA's four highest long-term debt ratings. Obligations rated AAA are those for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations rated AA are those for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly. Obligations rated A are those for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk. Obligations rated BBB are those for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic, or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

       The following summarizes Thomson's description of its four highest long-term debt ratings (Thomson may include a plus (+) or minus (-) designation to indicate where within the respective category the issue is placed). AAA is the highest category and indicates that the ability to repay principal and interest on a timely basis is very high. AA is the second highest category and indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. A is the third highest category and indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. BBB is the lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Definitions of Certain Money Market Instruments
-----------------------------------------------

Commercial Paper

       Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

       Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

       Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

       U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

       Obligations of the U.S. Government include Treasury bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, the Export-Import Bank of the United States, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.